   As filed with the Securities and Exchange Commission on March 1, 2001

                                                     Registration No. 33-91938
                                                       File No. 811-9044
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                            -----------------------
                       POST-EFFECTIVE AMENDMENT NO. 6 TO
                                    FORM S-6

               FOR REGISTRATION UNDER THE SECURITIES ACT OF 1933
                    OF SECURITIES OF UNIT INVESTMENT TRUSTS
                           REGISTERED ON FORM N-8B-2

                            -----------------------

                    NATIONAL VARIABLE LIFE INSURANCE ACCOUNT
                             (Exact name of trust)

                        NATIONAL LIFE INSURANCE COMPANY
                              (Name of depositor)
                            One National Life Drive
                           Montpelier, Vermont  05604
         (Complete address of depositor's principal executive offices)

                            -----------------------


                               D. Russell Morgan
                          Assistant General Counsel
                        National Life Insurance Company
                            One National Life Drive
                           Montpelier, Vermont  05604
                (Name and complete address of agent for service)


                            -----------------------

                                    Copy to:
                             Stephen E. Roth, Esq.
                        Sutherland, Asbill & Brennan LLP
                         1275 Pennsylvania Avenue, N.W.
                          Washington, D.C.  20004-2404


                            -----------------------

          It is proposed that this filing will become effective:
             immediately upon filing pursuant to paragraph (b) of Rule 485
-----------


             60 days after filing pursuant to paragraph (a) of Rule 485
-----------

    X        on May 1, 2001 pursuant to paragraph (a) of Rule 485
-----------


                            -----------------------


================================================================================

                                                            VARITRAK
                                               VARIABLE UNIVERSAL LIFE INSURANCE
                                                       P R O S P E C T U S
                                                        DATED MAY 1, 2001


NATIONAL LIFE INSURANCE COMPANY               Home Office: National Life Drive,
                                                      Montpelier, Vermont 05604
NATIONAL VARIABLE LIFE INSURANCE ACCOUNT              Telephone: (800) 537-7003

         This prospectus describes the VariTrak policy, a variable universal life insurance policy offered by National Life Insurance Company. This Policy combines insurance and investment features. The policy's primary purpose is to provide insurance protection on the life of the insured person. You can make premium payments at various times and in various amounts. You can also allocate premiums among a number of funds with different investment objectives, and you can increase or decrease the death benefit payable under your policy.



         We deduct certain charges from premium payments. Then these premium payments go to the National Variable Life Insurance Account, a separate account of National Life, or to the general account, or a combination of the two. The general account pays interest at rates guaranteed to be at least 4%. The separate account currently has twenty-eight subaccounts. Each subaccount buys shares of a specific fund portfolio. The available funds are:



COMMON STOCK FUND                    GROWTH PORTFOLIO                   VP INCOME & GROWTH PORTFOLIO     SOCIALLY RESPONSIBLE GROWTH
MID CAP GROWTH FUND                  LEVERAGED ALLCAP PORTFOLIO         VP VALUE PORTFOLIO               FUND, INC.
SMALL COMPANY FUND                   SMALL CAPITALIZATION PORTFOLIO
GROWTH INDEX FUND
MONEY MARKET FUND
------------------------------------------------------------------------------------------------------------------------------------
Managed by National Life             Managed by Fred Alger              Managed by American Century      Managed by The Dreyfus
Investment Management Company, Inc.  Management, Inc                    Investment Management, Inc.      Corporation
------------------------------------------------------------------------------------------------------------------------------------
EQUITY-INCOME PORTFOLIO              CONTRAFUND PORTFOLIO               VIF - DYNAMICS FUND              INTERNATIONAL OPPORTUNITIES
GROWTH PORTFOLIO                     INDEX 500 PORTFOLIO                VIF - HEALTH SCIENCES FUND            PORTFOLIO
HIGH INCOME PORTFOLIO                INVESTMENT GRADE BOND PORTFOLIO    VIF - TECHNOLOGY FUND            SMALL COMPANY PORTFOLIO
OVERSEAS PORTFOLIO
                                                                        Managed by INVESCO Group         Managed by J. P. Morgan
Managed by Fidelity Investments      Managed by Fidelity Investments    Funds, Inc.                      Investment Management, Inc.
------------------------------------------------------------------------------------------------------------------------------------
BOND PORTFOLIO                       PARTNERS PORTFOLIO                 MID CAP GROWTH FUND II             OPPORTUNITY FUND II
BALANCED PORTFOLIO

Managed by Market Street             Managed by Neuberger Berman        Managed by Strong Capital          Managed by Strong Capital
Investment Management Company        Management, Inc.                   Management, Inc.                   Management, Inc.
------------------------------------------------------------------------------------------------------------------------------------





The value of your policy will depend upon the investment results of the funds you select. You bear the entire investment risk for all amounts allocated to the separate account; there is no guaranteed minimum value for any of the funds, and the value of your policy may be more or less than premiums paid. You must receive, with this prospectus, current prospectuses for all of the fund options. They describe the investment objectives and the risks of the funds.

The value of your policy will also reflect our charges. These include a premium tax charge, cost of insurance charges, a mortality and expense risk charge, an administrative charge, and certain other charges. During the first five years your policy will remain in force if specified premiums are paid on time, or if the policy has enough value to pay the monthly charges as they become due. After the fifth year, the Policy will remain in force only so long as it has enough value to pay the monthly charges as they become due. We recommend that you read this prospectus carefully. You should keep it to refer to later.

Investments in these contracts are not deposits or obligations of, and are not guaranteed or endorsed by, adviser of any of the underlying funds identified above, the U.S. government, or any bank or bank affiliate. Investments are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other governmental agency.

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THE POLICY OR DETERMINED IF THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                TABLE OF CONTENTS

                                                                                                            PAGE

Summary Description of the Policy.........................................................................    1
         The Policy ......................................................................................    1
         The Separate Account.............................................................................    2
         Availability of Policy...........................................................................    2
         The Death Benefit................................................................................    2
         Flexibility to Adjust Amount of Death Benefit....................................................    2
         Accumulated Value................................................................................    3
         Allocation of Net Premiums.......................................................................    3
         Transfers........................................................................................    3
         Free-Look Privilege..............................................................................    3
         Charges Assessed in Connection with the Policy...................................................    4
         Loan Privilege...................................................................................
         Withdrawal of Cash Surrender Value...............................................................
         Surrender of the Policy..........................................................................
         Available Automated Fund Management Features.....................................................
         Tax Treatment....................................................................................
         Other Policies...................................................................................
         Illustrations....................................................................................
         Questions........................................................................................
National Life Insurance Company, The Separate Account, and The Funds......................................
         National Life Insurance Company..................................................................
         The Separate Account.............................................................................
         Sentinel Variable Products Trust.................................................................
         Alger American Fund..............................................................................
         American Century Variable Portfolios, Inc........................................................
         Dreyfus Socially Responsible Growth Fund, Inc....................................................
         Fidelity Variable Insurance Products Fund and Fidelity Variable Insurance
            Products Fund II..............................................................................
         INVESCO Variable Insurance Funds, Inc............................................................
         J. P. Morgan Series Trust II.....................................................................
         Market Street Fund, Inc..........................................................................
         Neuberger Berman Advisers Management Trust.......................................................
         Strong Variable Insurance Funds, Inc. and Strong Opportunity Fund II, Inc........................
         Other Information................................................................................
         The General Account..............................................................................
Detailed Description of Policy Provisions.................................................................
         Death Benefit....................................................................................
         Ability to Adjust Face Amount....................................................................
         How the Duration of the Policy May Vary..........................................................
         Accumulated Value................................................................................
         Payment and Allocation of Premiums...............................................................
Charges and Deductions....................................................................................
         Premium Tax Charge...............................................................................
         Surrender Charge.................................................................................
         Monthly Deductions...............................................................................
         Mortality and Expense Risk Charge................................................................
         Withdrawal Charge................................................................................
         Transfer Charge..................................................................................
         Projection Report Charge.........................................................................
         Other Charges....................................................................................

Policy Rights and Privileges..............................................................................
         Loan Privileges..................................................................................
         Surrender Privilege..............................................................................

                                                                                                            PAGE

         Withdrawal of Cash Surrender Value...............................................................
         Free-Look Privilege..............................................................................
         Telephone Transaction Privilege..................................................................
         Other Transfer Rights............................................................................
         Available Automated Fund Management Features.....................................................
         Policy Rights Under Certain Plans................................................................
The General Account.......................................................................................
         Minimum Guaranteed and Current Interest Rates....................................................
         Transfers from General Account...................................................................
Other Policy Provisions...................................................................................
Optional Benefits
Federal Income Tax Considerations.........................................................................
         Introduction.....................................................................................
         Tax Status of the Policy.........................................................................
         Tax Treatment of Policy Benefits.................................................................
         Tax Consequences Associated With Accelerated Care and Chronic Care Riders

         Special Rules for Employee Benefit Plans.........................................................
         Possible Tax Law Changes.........................................................................
         Possible Charges for National Life's Taxes.......................................................
Policies Issued in Conjunction with Employee Benefit Plans................................................
Legal Developments Regarding Unisex Actuarial Tables......................................................
Voting Rights.............................................................................................
Changes in Applicable Law, Funding and Otherwise..........................................................
Officers and Directors of National Life...................................................................
Distribution of Policies..................................................................................
Policy Reports............................................................................................
State Regulation
Insurance Marketplace Standards Association...............................................................
Experts...................................................................................................
Legal Matters.............................................................................................
Financial Statements......................................................................................
Glossary
Appendix A-Illustration of Death Benefits, Accumulated Values and Cash Surrender Values...................   A-1
Appendix B-Surrender Charge Target Premiums and Maximum Deferred Sales Charges............................   B-1
Financial Statements......................................................................................   F-1


THE POLICY MAY NOT BE AVAILABLE IN ALL STATES. THIS PROSPECTUS DOES NOT OFFER THE POLICY IN ANY STATE IN WHICH WE MAY NOT LEGALLY OFFER THE POLICY. YOU SHOULD RELY ONLY ON THE INFORMATION CONTAINED IN THIS PROSPECTUS. WE HAVE NOT AUTHORIZED ANYONE TO PROVIDE YOU WITH INFORMATION THAT IS DIFFERENT.

THE PRIMARY PURPOSE OF THIS VARIABLE LIFE INSURANCE POLICY IS TO PROVIDE INSURANCE PROTECTION. WE DO NOT CLAIM THAT THE POLICY IS IN ANY WAY SIMILAR OR COMPARABLE TO AN INVESTMENT IN A MUTUAL FUND.

                        SUMMARY DESCRIPTION OF THE POLICY

      You should read this summary of the policy provisions together with the detailed information appearing later in this Prospectus. Unless otherwise noted, this Prospectus assumes the insured person is alive. The precise meanings of the few capitalized terms used in this summary can be found in the Glossary, on Pages 55 to 57.

THE POLICY

      National Life Insurance Company issues the VariTrak variable universal life insurance policy. This life insurance policy allows you, within limits, to make premium payments in any amount and whenever you like. As long as the policy remains in force, it will provide for:

         (1) Life insurance coverage which will provide a death benefit on the death of the named insured person;

         (2)      A cash surrender value;

         (3)      Surrender and withdrawal rights and policy loan privileges;
                  and

         (4) A variety of additional insurance benefits (where provided by optional riders, so long as those riders remain in force).


         This policy is designed to help lessen the economic loss resulting from the death of the insured person. You should consider your need for insurance coverage and the policy's investment potential on a long-term basis. Policies issued in the states of New York, Maryland and Texas mature, resulting in payment of cash surrender value, when the insured reaches age 99.


         There is no fixed schedule for premium payments, although you may establish a schedule of planned periodic premiums. You may also, after a year and within limits, increase or decrease the policy's face amount, and you may change the death benefit option. The policy's value and death benefit will fluctuate based on the investment results of the chosen fund portfolios, the crediting of interest to the general account, and the deduction of charges.

         Lapse. The policy will not lapse simply because you do not pay any particular amounts of premiums. However, the payment of premiums in any amount or frequency will not necessarily guarantee that the policy will remain in force. In general, the policy will lapse if it does not have enough value to pay the monthly charges as they become due. During the first five years, the policy will not lapse even if its value is not enough to pay the monthly charges, if at least specified amounts of premiums have been paid (these amounts are defined in the Glossary as the Minimum Guarantee Premium). See "How the Duration of the Policy May Vary," Page 21.

        Optional Guaranteed Death Benefit Rider. In addition, if you buy the optional Guaranteed Death Benefit Rider, your policy will not lapse even if its value is not enough to pay the monthly charges, if you have paid at least the Minimum Guarantee Premium, until the later of 20 years from the date the policy is issued or the insured person attains age 70. See "Optional Benefits - Guaranteed Death Benefit Rider," Page 43.

         If you already have life insurance, you should consider whether or not changing or adding to existing coverage would be advantageous. It may not be advisable to purchase another policy as a replacement for an existing policy.

THE SEPARATE ACCOUNT


         The separate account is divided into subaccounts, 28 of which are available under this policy. Each of these subaccounts buys shares of a corresponding fund portfolio. See "National Life Insurance Company, the Separate Account, and the Funds," Page 10.


         We cannot give any assurance that any portfolio will achieve its investment objectives. You bear the entire investment risk on the value of your policy which you allocate to the separate account.

AVAILABILITY OF POLICY

         We will issue this policy for insured persons from ages 0 to 85. The minimum face amount is generally $50,000, although exceptions to this minimum may be made for employee benefit plans. Before issuing a policy, we will require that the proposed insured person meet certain underwriting standards. We will assign the insured person to one of the following types of rate classes:


         -        Elite Preferred Nonsmoker
         -        Preferred Nonsmoker
         -        Standard Nonsmoker
         -        Preferred Smoker
         -        Standard Smoker
         -        Juvenile, or
         -        Substandard.


See "Issuance of a Policy," Page 22.

THE DEATH BENEFIT

         As long as your policy remains in force, we will pay the death benefit to your beneficiary, when we receive due proof of the death of the insured person. The death benefit will be increased by any additional benefits provided by a supplementary benefit rider. The death benefit will be reduced by any outstanding policy loans and accrued interest, and any unpaid monthly deductions.

         There are two death benefit options available, which we call Option A and Option B. You may choose which option will apply to your policy.

         If you choose death benefit Option A, the death benefit will be based on the greater of:

         (a)      face amount, or
         (b) the Accumulated Value multiplied by a factor specified by federal income tax law.

         If you choose death benefit Option B, the death benefit will be based on the greater of:

         (a)      the face amount plus the Accumulated Value, or
         (b) the Accumulated Value multiplied by the same factor that applies to option A.

See "Death Benefit Options," Page 19.

FLEXIBILITY TO ADJUST AMOUNT OF DEATH BENEFIT

         After a year, you may adjust the death benefit by changing the death benefit option or by increasing or decreasing the face amount of your policy. (See "Change in Death Benefit Option," Page 20, and "Ability to Adjust Face Amount," Page 20.)

         Any change in death benefit option or in the face amount may affect the charges under your policy. If you increase the face amount, your monthly charges will increase. A decrease in face amount may decrease the monthly charges. (See "Cost of Insurance Charge," Page 29.)

         If you request a decrease in face amount which would cause the policy not to qualify as life insurance under federal tax law, we will not allow the decrease.

ACCUMULATED VALUE

         The Accumulated Value is the total amount of value held in the policy at any time. It equals the sum of the amounts held in the separate account and the general account. (See "Calculation of Accumulated Value," Page 22.)

         The Accumulated Value in the separate account will reflect:

         -        the investment performance of your chosen funds
         -        premiums paid
         -        transfers
         -        withdrawals
         -        policy loans
         -        loan repayments
         -        loan interest charged, and
         -        the charges assessed in connection with the policy.

         We pay interest on Accumulated Value in the general account at rates we declare in advance for specific periods. We guarantee that these rates will be at least 4%. (See "The General Account," Page 38.)

         The Accumulated Value will likely impact both the death benefit and the cost of insurance charges.

ALLOCATION OF PREMIUMS


         You will specify, in the application for your policy, the percentages of premium to go to each subaccount of the separate account or to the general account. You may change these percentages whenever you like. You may choose among all 28 available subaccounts of the separate account. However, we may limit the number of different subaccounts, other than the money market subaccount, used in your policy over its entire life to 16.


         We will allocate all premiums, after reduction for premium taxes, received during the free-look period that are to go to the separate account to the money market subaccount. At the end of the free look period, we will move the amount in the money market subaccount (including investment experience) to your chosen subaccounts. For this purpose, we will assume that the free-look period ends 20 days after the date the policy is issued. Premiums received after the free look period ends will be allocated directly to your chosen subaccounts. (See "Allocation of Net Premiums," Page 25)

TRANSFERS


         You may transfer the amounts in the subaccounts and the general account. Transfers between the subaccounts or from the separate account into the general account will be made on the day we receive the request. We limit transfers out of the general account to the greater of $1000 or 25% of the Accumulated Value in the general account. We also allow only one transfer out of the general account per year. See "Transfers," Page 25.

FREE-LOOK PRIVILEGE

         The Policy provides for an initial "free-look" period, during which you may cancel the Policy and receive a refund equal to the premiums you paid. This free-look period ends on the latest of:

(a)      45 days after you sign Part A of your application for the Policy
(b)      10 days after you receive the Policy, and
(c) 10 days after we mail or personally deliver to you a Notice of Withdrawal Right,

or, in each case, any longer period provided by state law. To cancel your policy, you must return the Policy to us or to our agent within such time with a written request for cancellation. (See "Free-Look Privilege," Page 36_.)

CHARGES ASSESSED IN CONNECTION WITH THE POLICY

         Summary of Policy Expenses.

           TRANSACTION EXPENSES
                Premium Tax (as a percentage of premiums paid)............   3.25%
                Sales Load Imposed on Purchases...........................   NONE
                Surrender Charge..........................................   See Page 27
                Withdrawal Charge.........................................   Lesser of 2% of amounts withdrawn or $25
                Transfer Charge...........................................   NONE*


----------------------
*We currently have no transfer charge, but we reserve the right to charge up to $25 for each transfer in excess of five transfers (twelve in New York) in any one year.



         SEPARATE ACCOUNT AND POLICY CHARGES
              Mortality and Expense Risk Charge (deducted daily).........    0.90% (as a percentage of separate account
                                                                             Accumulated Value)

              Cost of Insurance Charge (deducted monthly)................    Varies by age, sex, Rate Class, policy size
                                                                             and duration of the policy-See Pages 29

              Administrative Charge (deducted monthly)...................    $90 per year (may be increased in Texas
                                                                             and New York - see page )

              Rider Charges (deducted monthly)...........................    See "Optional Benefits" on Page 43 for
                                                                             charges for optional riders you may choose
                                                                             to include in your policy




ANNUAL EXPENSES OF UNDERLYING FUNDS(1) (for the year ended December 31, 2000):



                                                      Management         Other                Total
                                                      Fee, after       Expenses,            Expenses,
                                                       expense
                                                    reimbursement    after expense        after expense
                                                                     reimbursement        reimbursement

      Sentinel Variable Products Trust
               Common Stock Fund                        0.00%             0.48%                0.48%
               Mid Cap Growth Fund                      0.19%             0.52%                0.71%
               Small Company Fund                       0.05%             0.52%                0.57%
               Growth Index Fund                        0.04%             0.56%                0.60%
               Money Market Fund                        0.00%             0.40%                0.40%

      Alger:
          Alger American Growth Portfolio                   %                 %                    %
          Alger American Leveraged AllCap Portfolio         %                 %                    %
          Alger American Small Capitalization               %                 %                    %

      American Century Variable Portfolios, Inc.
          VP Value Portfolio                                %                 %                    %
          VP Income & Growth Portfolio                      %                 %                    %

      Dreyfus Socially Responsible Growth Fund, Inc.
          Socially Responsible Growth Fund, Inc.            %                 %                    %

      Fidelity: Variable Insurance Products Fund I
          Equity Income Portfolio                           %                 %                    %
          Growth Portfolio                                  %                 %                    %
          High Income Portfolio                             %                 %                    %
          Overseas Portfolio                                %                 %                    %

      Fidelity: Variable Insurance Products Fund II
          Contrafund Portfolio                              %                 %                    %
          Index 500 Portfolio                               %                 %                    %
          Investment Grade Bond Portfolio                   %                 %                    %

      INVESCO Variable Insurance Funds, Inc.
          VIF Dynamics Fund                                 %                 %                    %
          VIF Health Sciences Fund                          %                 %                    %
          VIF Technology Fund                               %                 %                    %

      J.P. Morgan Series Trust II
          International Opportunities Portfolio             %                 %                    %
          Small Company Portfolio                           %                 %                    %

      Market Street Fund, Inc.:
          Bond Portfolio                                    %                 %                    %
          Balanced Portfolio                                %                 %                    %

      Neuberger Berman Advisers Management Trust
          Partners Portfolio                                %                 %                    %

      Strong Variable Insurance Funds, Inc.
          Mid Cap Growth Fund II                            %                 %                    %

      Strong Opportunity Fund II                            %                 %                    %


    (1) The fund expenses shown above are assessed at the underlying fund level and are not direct charges against the subaccounts. These underlying fund expenses are taken into consideration in computing each underlying fund's net asset value, which is the share price used to calculate the unit values of the subaccounts. The management fees and other expenses are more fully described in the prospectuses for each individual underlying fund. The information relating to the underlying fund expenses was provided by the underlying funds. We did not independently verify it. In the absence of any voluntary fee waivers or expense reimbursements, the management fees, other expenses, and total expenses of the funds listed below would have been as follows:


                                                             MANAGEMENT        OTHER          TOTAL MUTUAL
                                                                FEES           EXPENSES       FUND EXPENSES
         Sentinel Variable Products Trust:
           Common Stock Fund
           Mid Cap Growth Fund
           Small Company Fund
           Growth Index Fund
           Money Market Fund
         Fidelity VIP Fund-Equity Income Portfolio
         Fidelity VIP Fund-Growth Portfolio
         Fidelity VIP Fund-Overseas Portfolio
         Fidelity VIP Fund II-Contrafund Portfolio
         Fidelity VIP Fund II-Index 500 Portfolio
         INVESCO Varible Insurance Funds, Inc.:
           VIF Dynamics Fund
           VIF Health Sciences Fund
           VIF Technology Fund
         J.P. Morgan International Opportunities
         J.P. Morgan Small Company
         Strong Mid Cap Growth Fund II
         Strong Opportunity Fund II


We expect these reimbursement arrangements to continue, but there are no legal obligations to continue these arrangements for any particular period of time; if they are terminated, the affected Portfolios' expenses may increase.

         Premium Tax Charge. We deduct a premium tax charge from each premium payment, to cover the cost of state and local premium taxes, and the federal DAC tax. This charge is 3.25% of each premium. For qualified employee benefit plans, the charge will be 2.00% of each premium rather than 3.25%. We may change the amount of the charge deducted from future premiums if the applicable law changes. (See "Premium Tax Charge," Page 27.)

         Monthly Deductions. On the date of issue and each month thereafter, we will take a deduction from the Accumulated Value equal to the sum of:

         (a)      the monthly cost of insurance charge
         (b)      the monthly administrative charge, and
         (c) if applicable, a charge for any additional benefits added by rider.

         We calculate the monthly cost of insurance charge by multiplying the net amount at risk (that is, the unadjusted death benefit less the policy's Accumulated Value) by the applicable cost of insurance rate(s). These rates will depend upon the age, sex, and rate class of the insured person, the time the coverage has been in force, your policy size, and on our expectations of future mortality and expense experience. Our cost of insurance rates cannot exceed the guaranteed maximum cost of insurance rates set forth in your policy. These guaranteed maximum rates are based on the insured person's age, sex, rate class, and the "1980 Commissioners Standard Ordinary Smoker and Nonsmoker Mortality Table." (See "Cost of Insurance Charge," Page 29.)


         The monthly administrative charge is $7.50. In Texas and New York, this charge may be increased, but is guaranteed never to exceed $7.50 plus $0.07 per $1000 of Face Amount (See "Monthly Administrative Charge," Page 31.)



         After 10 years, we currently intend to apply an enhancement under which the Monthly Deductions will be reduced by 0.50% per annum of the Accumulated Value in the separate account. (See "Separate Account Enhancement," Page 31.) However, we do not guarantee such an enhancement, except as required by the state of issue.



         Surrender Charge. We impose a surrender charge if you surrender your policy or it lapses at any time during the first 15 years after the policy issue date or the date of any face amount increase. The surrender charge consists of a deferred administrative charge and a deferred sales charge. (See "Surrender Charge," Page __.)


         The deferred administrative charge is generally initially $2 per $1,000 of initial face amount and of each subsequent face amount increase. The charge is lower for coverage issued to insureds younger than 25 at issue. After the first five years from the issue or increase date, the deferred administrative charge declines linearly by month until the end of the fifteenth year from issue date or increase date, when it becomes zero.

         The deferred sales charge is based on the initial face amount as well as the face amount of any subsequent face amount increase, and the age, sex, and rate class of the insured person. The initial face amount and each subsequent face amount increase will each be unique coverage segments. For each coverage segment the deferred sales charge will be level for the first five years after the issue of the coverage segment, and then will decline linearly by month through the end of the fifteenth year of the coverage segment as measured from the coverage segment issue date. The deferred sales charge at issue will be shown in your Policy.

         Appendix B to this Prospectus contains a table showing the deferred sales charge for male and female nonsmokers and smokers at each age at the time a policy is issued, expressed as a dollar amount per $1,000 of initial face amount.

         Daily Charge Against the Separate Account (Mortality and Expense Risk Charge). We assess a daily charge for assuming certain mortality and expense risks incurred in connection with the policies. This charge is currently 0.90% annually of the average daily net assets of the separate account. (See "Mortality and Expense Risk Charge," Page 32.)

         Withdrawal Charge. If you make a withdrawal from your policy, we assess a withdrawal charge equal to the lesser of 2% of the amount withdrawn or $25. (See "Withdrawal Charge," Page 32.)

         Transfer Charge. You may transfer value among the subaccounts on any business day, without charge. We have no current intent to impose a transfer charge in the foreseeable future; however, we may impose in the future a charge of $25 for each transfer in excess of five transfers in any one year. (See "Transfer Charge," Page 32.)

         Projection Report Charge. If you request a projection report, we may impose a charge. (See "Projection Report Charge," Page 32.)

         Other Charges. Shares of the Portfolios are purchased by the subaccounts at net asset value, which reflects management fees and expenses deducted from the assets of the Portfolios. These management fees and expenses are shown above under "Annual Charges of Underlying Funds".


         We offer optional benefits. We may charge you for these benefits.


LOAN PRIVILEGE

         After a year, you may borrow against your policy. The maximum amount of all loans is the Cash Surrender Value less three times the most recent monthly deduction. Policy loans may be taken, or repayments made, on any business day.

         We charge interest on Policy loans at a fixed rate of 6% per year. Interest is added to the loan balance at the end of each policy year. You may repay policy loans at any time and in any amount. When the death benefit becomes payable or the policy is surrendered, we will deduct policy loans and accrued interest from the proceeds otherwise payable. When you take a policy loan, we will hold Accumulated Value in the general account as collateral for the policy loan. We credit interest on amounts held in the general account as collateral for policy loans at rates we declare prior to each calendar year. This rate will be at least 4%.

         We currently plan to credit interest on Accumulated Value held as collateral for loans in the general account for policies that are more than 10 years old at rates which are 0.50% per annum higher than those that apply to policies still in their first ten years. This enhancement is not guaranteed, however, except where required by the state of issue, as in New York. We may decide, in our sole discretion, upon prior notice to policy owners, not to credit this enhancement. We also currently plan to make preferred loans available when a policy is 10 years old. These preferred loans will be limited in amount. For these preferred policy loans, we will credit interest on the amount held in the general account as collateral at an annual rate of 6%. However, we are not obligated to continue to make preferred loans available, and we will make these loans available in our sole discretion. (See "Loan Privileges," Page 34.)


         Loans may cause a policy to lapse, depending on investment performance and the amount of the loan. If a policy is not a Modified Endowment Contract, lapse with policy loans outstanding may result in adverse tax consequences. (See "Tax Treatment of Policy Benefits," Page 45.)

WITHDRAWAL OF CASH SURRENDER VALUE

         After a year, you may request a withdrawal of Cash Surrender Value. Withdrawals must be at least $500 (except that we may permit smaller withdrawals for employee benefit plans). Withdrawals cannot be more than the Cash Surrender Value minus three times the most recent monthly deduction. We will take the withdrawal amount from the subaccounts based on your instructions. If you do not provide instructions, we will take the withdrawal from the subaccount in proportion to the values in the subaccounts. If the values in the subaccounts will not allow us to carry out your instructions, we will not process the withdrawal until you provide further instructions. You may not allocate withdrawals to the general account until all the value in the separate account has been exhausted. (See "Withdrawal of Cash Surrender Value," Page 34)

SURRENDER OF THE POLICY

         You may surrender your policy at any time and receive the cash surrender value, if any. The cash surrender value will equal the Accumulated Value less any policy loan with accrued interest and any surrender charge. (See "Surrender Privilege," Page 34.)

AVAILABLE AUTOMATED FUND MANAGEMENT FEATURES

         We currently offer, at no charge to you, two automated fund management programs, Dollar Cost Averaging and Portfolio Rebalancing. For a description of these features, see "Available Automated Fund Management Features," Page 37.

TAX TREATMENT

         Life insurance contracts receive tax-favored treatment under current federal income tax law. Assuming that your policy qualifies as a life insurance contract for federal income tax purposes, you should not be taxed on any increase in cash surrender value while your policy remains in force. Also, your beneficiary generally should not be taxed on death benefit proceeds. We believe that a policy issued on a standard rate class basis generally should meet the
Section 7702 definition of a life insurance contract. For policies issued on a substandard basis, there is insufficient guidance to determine if such a policy would in all situations satisfy the Section 7702 definition of a life insurance contract, particularly if you pay the full amount of premiums permitted under the policy. (See "Tax Status of the Policy," Page 45.)

         A policy may be treated as a "Modified Endowment Contract" in some situations. If your policy is a Modified Endowment Contract, then certain pre-death distributions, including policy loans, will be treated first as a distribution of taxable income and then as a return of basis or investment in the contract. In addition, prior to age 59-1/2 any such distributions generally will be subject to a 10% penalty tax. (For further discussion on the circumstances under which a Policy will be treated as a Modified Endowment Contract, See "Tax Treatment of Policy Benefits," Page 45.

         If your policy is not a Modified Endowment Contract, distributions generally will be treated first as a return of basis or investment in the contract, and then as disbursing taxable income. Loans will not be treated as distributions. Neither distributions nor loans from a policy that is not a Modified Endowment Contract are subject to the 10% penalty tax. (See "Distributions Other Than Death Benefits from Policies that are not Modified Endowment Contracts," Page 46.)

OTHER POLICIES

         We offer other variable life insurance policies which also invest in the same portfolios of the funds. These policies may have different charges that could affect the value of the subaccounts and may offer different benefits more suitable to your needs. To obtain more information about these policies, you may write or call us at National Life Drive, Montpelier, Vermont 05604, (800) 537-7003.

ILLUSTRATIONS

         Illustrations of how investment performance of the subaccounts may cause the death benefit, the Accumulated Value and the cash surrender value to vary are included in Appendix A commencing on Page A-1.

         These illustrations of hypothetical values may help you understand the long-term effects of different levels of investment performance, of charges and deductions, and of electing one or the other death benefit option. They may also be useful in generally comparing and contrasting this policy to other life insurance policies. Nonetheless, the illustrations are based on hypothetical investment rates of return. THEY ARE NOT GUARANTEED. Illustrations are not a representation of past or future performance. Actual rates of return may be more or less than those reflected in the illustrations and, therefore, actual values will differ from those illustrated.

QUESTIONS

         If you have questions, you may write or call us at National Life Drive, Montpelier, Vermont 05604, (800) 537-7003.

             NATIONAL LIFE INSURANCE COMPANY, THE SEPARATE ACCOUNT,
                                      AND
                                   THE FUNDS

NATIONAL LIFE INSURANCE COMPANY


         National Life Insurance Company ("National Life", or "we") is authorized to transact life insurance and annuity business in Vermont and in 50 other jurisdictions. National Life was originally chartered as a mutual life insurance company in 1848 under Vermont law. It is now a stock life insurance company. All of its outstanding stock is indirectly owned by National Life Holding Company, a mutual insurance holding company established under Vermont law on January 1, 1999. All policyholders of National Life, including all the Owners of the Contracts, are voting members of National Life Holding Company. National Life assumes all insurance risks under the Policy and its assets support the Policy's benefits. On December 31, 2000, National Life's
consolidated assets were over $    billion. (See "Financial Statements,"
Page F-1.)


THE SEPARATE ACCOUNT

         We established the Separate Account on February 1, 1985 under Vermont law. It is a separate investment account to which we allocate assets to support the benefits payable under the policies, other policies we currently issue, and other variable life insurance policies we may issue in the future.

         The Separate Account's assets are the property of National Life. The portion of the Separate Account's assets equal to the reserves and other liabilities under the Policies (and other policies) supported by the Separate Account will not be exposed to liabilities arising out of any other business that we may conduct. The portion of the Separate Account's assets equal to the reserves and other liabilities under the Policies may, however, be exposed to liabilities arising from other subaccounts of the Separate Account that fund other variable life insurance policies. The Separate Account may also include amounts derived from expenses we have charged to the Policies (and other policies) which we currently hold in the Separate Account, and amounts held to support other variable life insurance policies we may issue. From time to time we may move these additional amounts to our General Account.

         The Separate Account is registered with the Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940 ("1940 Act") as a unit investment trust type of investment company. Such registration does not involve any supervision of the management or investment practices or policies of the Separate Account by the SEC. The Separate Account meets the definition of a "separate account" under Federal securities laws.


         You may choose among the Subaccount options described below. However, we may limit the number of different Subaccounts, other than the Money Market Subaccount, used in any one Policy over its entire life to 16 different Subaccounts.

         The Separate Account purchases and redeems shares of the portfolios at net asset value. The Separate Account automatically reinvests all dividend and capital gain distributions of the portfolios in shares of the distributing portfolios at their net asset value on the date of distribution. In other words, the Separate Account does not pay portfolio dividends or portfolio distributions out to you as additional units, but instead reflects them in unit values.

         Before choosing to allocate your net premium payments and Accumulation Value, carefully read the prospectus for each Fund, along with this Prospectus. We summarize the investment objectives of each portfolio below. There is no assurance that any of the portfolios will meet these objectives. We do not guarantee any minimum value for the amounts allocated to the Separate Account. You bear the investment risk of investing in the portfolios.

         Not all portfolios may be available in all states or in all markets.

SENTINEL VARIABLE PRODUCTS TRUST

         The Common Stock, Mid Cap Growth, Small Company, Growth Index and Money Market Subaccounts of the Variable Account invest in shares of Sentinel Variable Products Trust, a "series" type of mutual fund which is registered with the SEC under the 1940 Act as a diversified open-end management investment company. Each series of Sentinel Variable Products Trust shares represents an interest in a separate portfolio within the Trust. They are purchased and redeemed by the corresponding Subaccounts of the Variable Account. Sentinel Variable Products Trust sells and redeems its shares at net asset value without a sales charge.

         The investment objectives of Sentinel Variable Products Trust's Funds are set forth below.

         The Common Stock Fund. The Common Stock Fund seeks a combination of growth of capital, current income, growth of income and relatively low risk as compared with the stock market as a whole, by investing in a diverse group of common stocks of well-established companies.

         The Mid Cap Growth Fund. The Mid Cap Growth Fund seeks growth of capital, by focusing its investments on common stocks of mid-sized growing companies. Income is not a factor in selecting stocks.

         The Small Company Fund. The Small Company Fund seeks growth of capital, by investing mainly in common stocks of small companies that National Life Investment Management believes have attractive growth potential and are attractively valued. Income is not a factor in selecting stocks.

         The Growth Index Fund. The Growth Index Fund seeks to match, as closely as possible before expenses, the performance of the S&P 500/BARRA Growth Index, by investing in common stocks of the companies comprising the Index in approximately the same weightings as the Index.

         The Money Market Fund. The Money Market Fund seeks as high a level of current income as is consistent with stable principal values and liquidity by investing exclusively in dollar-denominated money market instruments, including U.S. government securities, bank obligations, repurchase agreements, commercial paper, and other corporate debt obligations.

         National Life Investment Management Company, Inc. ("NLIMC") manages each of the Funds of Sentinel Variable Products Trust. NLIMC is registered with the SEC as an investment adviser under the Investment Advisers Act of 1940. NLIMC is a wholly owned subsidiary of National Life.

ALGER AMERICAN FUND

         The Separate Account has three Subaccounts which invest exclusively in shares of Portfolios of the Alger American Fund. The Alger American Fund is a "series" type mutual fund registered with the SEC as a diversified open-end management investment company issuing a number of series of shares, each of which represents an interest in a Portfolio of the Alger American Fund.

         The investment objectives of the Portfolios of the Alger American Fund in which the Subaccounts invest are set forth below.

         Alger American Growth Portfolio. This Portfolio seeks long-term capital appreciation by focusing on growing companies that generally have broad product lines, markets, financial resources and depth of management. Under normal circumstances, the portfolio invests primarily in the equity securities of large companies. The portfolio considers a large company to have a market capitalization of $1 billion or greater.

         Alger American Leveraged AllCap Portfolio. This Portfolio seeks long-term capital appreciation. It invests in the equity securities of companies of any size which demonstrate promising growth potential. This Portfolio can leverage, that is, borrow money, up to one-third of its total assets to buy additional securities.

         Alger American Small Capitalization Portfolio. This Portfolio seeks long-term capital appreciation by focusing on small, fast-growing companies that offer innovative products, services or technologies to a rapidly expanding marketplace. Under normal circumstances, the portfolio invests primarily in the equity securities of small capitalization companies. A small capitalization company is one that has a market capitalization within the range of the Russell(R) 2000 Growth Index or the S&P(R) SmallCap 600 Index.

         The Alger American Alger American Growth Portfolio, the Alger American Leveraged AllCap Portfolio and the Alger American Small Capitalization Portfolio are managed by Fred Alger Management, Inc.


AMERICAN CENTURY VARIABLE PORTFOLIOS, INC.

         The Separate Account has one Subaccount which invests exclusively in shares of the VP Value portfolio, and one Subaccount which invests exclusively in shares of VP Income & Growth portfolio, each of which are series of American Century Variable Portfolios, Inc. American Century Variable Portfolios, Inc. is a "series" type mutual fund registered with the SEC as a diversified open-end management investment company issuing a number of series or classes of shares.

         The investment objectives of the Portfolios of American Century Variable Portfolios, Inc. in which the Subaccounts are expected to invest are set forth below.

         VP Value. To seek long-term capital growth. Income is a secondary objective. The Portfolio will seek to achieve its investment objective by investing in securities that management believes to be undervalued at the time of purchase.

         VP Income & Growth. To seek dividend growth, current income and capital appreciation. The Portfolio will seek to achieve its investment objective by investing in common stocks.

         The VP Value Portfolio and the VP Income & Growth Portfolio of the American Century Variable Portfolios, Inc. are managed by American Century Investment Management, Inc.

THE DREYFUS SOCIALLY RESPONSIBLE GROWTH FUND, INC.

         The Variable Account has one Subaccount which invests exclusively in shares of The Dreyfus Socially Responsible Growth Fund, Inc. This Fund is registered with the SEC as a diversified open-end management investment company.

         The investment objective of The Dreyfus Socially Responsible Growth Fund, Inc. is set forth below.

         The Dreyfus Socially Responsible Growth Fund, Inc. The Fund seeks to provide capital growth, with current income as a secondary goal. To pursue these goals, the Fund invests primarily in the common stock of companies that, in the opinion of the Fund's management, meet traditional investment standards and conduct their business in a manner that contributes to the enhancement of the quality of life in America.

         The Dreyfus Socially Responsible Growth Fund, Inc. is managed by The Dreyfus Corporation.

FIDELITY VARIABLE INSURANCE PRODUCTS FUND AND VARIABLE INSURANCE PRODUCTS FUND
II

         The Separate Account has four Subaccounts which invest exclusively in shares of Portfolios of the Variable Insurance Products Fund (the "VIP Fund") and three Subaccounts which invest exclusively in shares of Portfolios of the Variable Insurance Products Fund II ("VIP Fund II"). The VIP Fund and the VIP II Fund are "series" type mutual funds registered with the SEC as diversified open-end management investment companies issuing a number of series or classes of shares, each of which represents an interest in a Portfolio of the VIP Fund or VIP Fund II.

         The Equity-Income, Growth, High Income, and Overseas Portfolios of the VIP Fund and the Contrafund, Index 500 and Investment Grade Bond Portfolios of the VIP Fund II are managed by Fidelity Management and Research Company ("FMR"). Bankers Trust Company currently serves as sub-advisor to the Index 500 Portfolio. FMR has entered into sub-advisory agreements with FMR U.K., FMR Far East, and Fidelity International Investment Advisors for the Overseas Portfolio.

         The investment objectives of the Portfolios of the VIP Fund and the VIP Fund II in which the Subaccounts invest are set forth below.


         Equity-Income Portfolio. This Portfolio seeks reasonable income. The Portfolio will also consider the potential for capital appreciation. The Portfolio seeks a yield which exceeds the composite yield on the securities comprising the Standard and Poor's 500 Composite Index of 500 Stocks ("S&P 500"). FMR normally invests at least 65% of the Portfolio's assets in income-producing equity securities.

         Growth Portfolio. This Portfolio seeks capital appreciation. FMR normally invests the Portfolio's assets primarily in common stocks. FMR invests the Portfolio's assets in companies FMR believes have above-average growth potential.

         High Income Portfolio. This Portfolio seeks a high level of current income while also considering growth of capital. FMR normally invests at least 65% of the Portfolio's total assets in income producing debt securities, preferred stocks, and convertible securities, with an emphasis on lower-quality debt securities. The risks of investing in these high-yielding, high-risk securities is described in the attached Prospectus for the VIP Fund, which should be read carefully before investing.

         Overseas Portfolio. This Portfolio seeks long term growth of capital. FMR normally invests at least 65% of the Portfolio's total assets in foreign securities. FMR normally invests the Portfolio's assets primarily in common stocks.

         Contrafund Portfolio. This Portfolio seeks long-term capital appreciation. FMR normally invests the Portfolio's assets primarily in common stocks. FMR invests the Portfolio's assets in securities of companies whose value FMR believes is not fully recognized by the public.

         Index 500 Portfolio. This Portfolio seeks investment results that correspond to the total return of common stocks publicly traded in the United States, as represented by the S&P 500. Bankers Trust Company normally invests at least 80% of the Portfolio's assets in common stocks included in the S&P 500.


         Investment Grade Bond Portfolio. This Portfolio seeks as high a level of current income as is consistent with the preservation of capital. It normally invests in U.S. dollar-denominated investment-grade bonds (those of medium and high quality).

INVESCO VARIABLE INVESTMENT FUNDS, INC.

         The Variable Account has three Subaccounts which invests exclusively in shares of the following three series of INVESCO Variable Investment Funds, Inc.:

         INVESCO VIF - Dynamics Fund
         INVESCO VIF - Health Sciences Fund
         INVESCO VIF - Technology Fund

         INVESCO Variable Investment Funds, Inc. is a mutual fund registered with the SEC as a diversified open-end management investment company issuing shares of a number of Funds.

         The investment objectives of the INVESCO Variable Investment Funds, Inc. Funds in which the Subaccounts invest are set forth below.

         INVESCO VIF - Dynamics Fund. This Fund seeks to make an investment grow. It is actively managed. The Fund invests primarily in equity securities that INVESCO believes will rise in price faster than other securities, as well as in options and other investments whose values are based upon the values of equity securities. The Fund invests primarily in common stocks of mid-sized U.S. companies - those with market capitalizations between $2 billion and $15 billion at the time of purchase - but also has the flexibility to invest in other types of securities, including preferred stocks, convertible securities and bonds.

         INVESCO VIF - Health Sciences Fund. This Fund seeks to make an investment grow. It is aggressively managed. Although the Fund can invest in debt securities, it primarily invests in equity securities that INVESCO believes will rise in price faster than other securities, as well as in options and other investments whose values are based upon the values of equity securities. The Fund invests primarily in equity securities of companies that develop, produce or distribute products or services related to health care. These companies include, but are not limited to, medical equipment or supplies, pharmaceuticals, health care facilities, and applied research and development of new products or services.

         INVESCO VIF - Technology Fund. This Fund seeks to make an investment grow. It is aggressively managed. Although the Fund can invest in debt securities, it primarily invests in equity securities that INVESCO believes will rise in price faster than other securities, as well as in options and other investments whose values are based upon the values of equity securities. The Fund invests primarily in equity securities of companies engaged in technology-related industries. These include, but are not limited to, applied technology, biotechnology, communications, computers, electronics, Internet, IT services and consulting, oceanography, office and factory automation, networking, robotics, and video.

         The INVESCO VIF Dynamics Fund, Health Sciences Fund and Technology Fund are managed by INVESCO Funds Group, Inc.


J.P. MORGAN SERIES TRUST II


       The Separate Account has one Subaccount which invests exclusively in shares of the J.P. Morgan International Opportunities Portfolio, and one Subaccount which invests exclusively in shares of J.P. Morgan Small Company Portfolio, each of which are series of J.P. Morgan Series Trust II. J.P. Morgan Series Trust II is a "series" type mutual fund registered with the SEC as a diversified open-end management investment company issuing a number of series or classes of shares.

         The investment objectives of the J.P. Morgan Series Trust II Portfolios in which the Subaccounts invest are set forth below.


         J.P. Morgan International Opportunities Portfolio. Seeks to provide a high total return from a portfolio comprised of equity securities of foreign corporations. The Portfolio is designed for investors with a long-term investment horizon who want to diversify their investments by adding international equities and take advantage of investment opportunities outside the U.S. As an international investment, the Portfolio is subject to foreign market, political, and currency risks.

         J.P. Morgan Small Company Portfolio. Seeks to provide a high total return from a portfolio comprised of equity securities of small companies. The Portfolio invests at least 65% of the value of its total assets in the common stock of small U.S. companies primarily with market capitalizations of less than $1 billion. The Portfolio is designed for investors who are willing to assume the somewhat higher risk of investing in small companies in order to seek a higher return over time than might be expected from a portfolio of large companies.

         The J.P. Morgan International Opportunities Portfolio and the J.P. Morgan Small Company Portfolio of the J.P. Morgan Series Trust II are managed by J.P. Morgan Investment Management Inc.

THE MARKET STREET FUND

         The Bond and Managed Subaccounts of the Separate Account invest in shares of The Market Street Fund, a "series" type of mutual fund which is registered with the SEC under the 1940 Act as a diversified open-end management investment company. Each series of Market Street Fund shares represents an interest in a separate portfolio within the Fund.

         The investment objectives of the Market Street Fund's Portfolios you may choose for your Policy are set forth below.

         The Bond Portfolio. The Bond Portfolio seeks to generate a high level of current income consistent with prudent investment risk by investing in a diversified portfolio of marketable debt securities.

         The Balanced Portfolio (formerly the Managed Portfolio). The Balanced Portfolio seeks to realize as high a level of long-term total rate of return as is consistent with prudent investment risk by investing in stocks, bonds, money market instruments or a combination thereof.

         Market Street Investment Management Company ("MSIM") serves as the investment adviser to both the Balanced and Bond Portfolios. MSIM uses a "specialist" investment subadviser to manage each of the Portfolios. The subadviser for the Balanced Portfolio is Fred Alger Management Inc., and the subadviser for the Bond Portfolio is Western Asset Management Company.





NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST

         The Separate Account has one Subaccount which invests exclusively in shares of the Partners Portfolio, a series of Neuberger Berman Advisers Management Trust. Neuberger Berman Advisers Management Trust ("AMT") is registered with the SEC as a diversified open-end management investment company. AMT has nine separate series, which are called Portfolios. Shares of each Portfolio represent an interest in that Portfolio.

         The investment objectives of the Partners Portfolio are set forth below.


         Partners Portfolio. To seek growth of capital. This Portfolio invests mainly in common stock of mid- to large-capitalization companies. Its investment co-managers seek securities believed to be undervalued based on fundamentals such as low price-to-earnings ratios, consistent cash flows, and the company's track record through all points of the market cycle. The Portfolio generally considers selling a stock when it reaches the managers' target price, when it fails to perform as expected, or when other opportunities appear more attractive. The Portfolio has the ability to change its goal without shareholder approval, although it does not currently intend to do so.


         The Partners Portfolio of Neuberger Berman Advisers Management Trust is managed by Neuberger Berman Management Inc. Neuberger Berman, LLC is the sub-adviser.


STRONG VARIABLE INSURANCE FUNDS, INC. AND STRONG OPPORTUNITY FUND II, INC.


         The Separate Account has one Subaccount which invests exclusively in shares of the Mid Cap Growth Fund II series of Strong Variable Insurance Funds, Inc., and one Subaccount which invests exclusively in shares of Strong Opportunity Fund II, Inc. Strong Variable Insurance Funds, Inc. is a "series" type mutual fund registered with the SEC as a diversified open-end management investment company issuing a number of series or classes of shares, and Strong Opportunity Fund II is a single series mutual fund also registered with the SEC as a diversified open-end management investment company.

         The investment objectives of the Strong Funds in which the Subaccounts invest are set forth below.


         Mid Cap Growth Fund II. This Portfolio seeks capital growth. It invests primarily in equity securities that the advisor believes have above-average growth prospects.

         Strong Opportunity Fund II, Inc. This Fund seeks capital appreciation through investments in a diversified portfolio of equity securities.

         The Mid Cap Growth Fund II series of Strong Variable Insurance Funds, Inc., and Strong Opportunity Fund, Inc. are managed by Strong Capital Management, Inc.

OTHER INFORMATION

         Contractual Arrangements. We have entered into or may enter into agreements with Funds pursuant to which the advisor or distributor pays us a fee based upon an annual percentage of the average net asset amount we invest on behalf of the Separate Account and our other separate accounts. These percentages may differ, and we may be paid a greater percentage by some investment advisors or distributors than other advisors or distributors. These agreements reflect administrative services provided by us. National Life receives compensation from the adviser or distributor of the Funds in connection with administration, distribution, or other services provided with respect to the Fund and its availability through the Policy. The amount of this compensation with respect to the Policy during 1999, which is based upon the indicated percentages of assets of each Fund attributable to the Policy, is shown below:


                                                                                             Revenues National Life
         Portfolios of the                                            % of Assets             Received During 2000
----------------------------------------------                        -----------            -----------------------
Alger American Fund                                                     0.10%                    $
American Century Variable Portfolios, Inc.                              0.20%
Dreyfus Socially Responsible Growth Fund, Inc.
Fidelity VIPF and VIPF II                                               0.10%*
INVESCO Variable Insurance Funds, Inc.
Neuberger Berman Advisers Management Trust                              0.15%
Strong VIF and Opportunity Fund II                                      0.20%

* 0.05% of assets with respect to the Index 500 Portfolio





These arrangements may change from time to time, and may include more Funds in the future.

         Investment Results. The investment objectives and policies of certain Portfolios are similar to the investment objectives and policies of mutual fund portfolios other than the Portfolios that may be managed by the investment adviser or manager. The investment results of the Portfolios, however, may be higher or lower than the results of such other portfolios. There can be no assurance, and no representation is made, that the investment results of any of the Funds will be comparable to the investment results of any other portfolio, even if the other portfolio has the same investment adviser or manager.

         Resolving Material Conflicts. The participation agreements under which the Funds sell their shares to Subaccounts of the Separate Account contain varying termination provisions. In general, each party may terminate at its option with specified advance written notice, and may also terminate in the event of specific regulatory or business developments.

         Should an agreement between National Life and a Fund terminate, the Subaccounts which invest in that Fund may not be able to purchase additional shares of such Fund. In that event, you will no longer be able to transfer Accumulated Values or allocate Net Premiums to Subaccounts investing in Portfolios of such Fund.

         Additionally, in certain circumstances, it is possible that a Fund or a Portfolio of a Fund may refuse to sell its shares to a Subaccount despite the fact that the participation agreement between the Fund and us has not been terminated. Should a Fund or Portfolio of such Fund decide not to sell its shares to us, we will not be able to honor your requests to allocate cash values or net premiums to Subaccounts investing in shares of that Fund or Portfolio.

         The Funds are available to registered separate accounts of insurance companies, other than National Life, offering variable annuity and variable life insurance policies. As a result, there is a possibility that a material conflict may arise between the interests of Owners with Accumulated Value allocated to the Separate Account and the owners of life insurance policies and variable annuities issued by such other companies whose values are allocated to one or more other separate accounts investing in any one of the Funds.

         In the event of a material conflict, we will take any necessary steps, including removing the Separate Account from that Fund, to resolve the matter. The Board of Directors or Trustees of the Funds intend to monitor events in order to identify any material conflicts that possibly may arise and to determine what action, if any, should be taken in response to those events or conflicts. See the individual Fund Prospectuses for more information.


         Net Investment Return of the Separate Account. The chart below is included to comply with Part 54, Section 54.9 of the Codes, Rules and Regulations of the State of New York. The chart shows the year-by-year net investment returns of the Subaccounts of the Separate Account since the inception of the Subaccounts through December 31, 2000.

         The net investment returns reflect investment income and capital gains and losses less investment management fees and expenses and the Mortality and Expense Risk Charge. The returns do not reflect the Cost of Insurance Charge, the Premium Tax Charge, the Monthly Administrative Charge, the charge for any optional benefits, or potential Surrender Charges which will significantly reduce the returns.

         Returns are not annualized for periods under one year.

                                        Subaccount
                                        Effective
                                          Date       2000    1999     1998     1997     1996   1995   1994   1993   1992   1991
                                        ----------   ----   -----    -----    -----    -----   ----   ----   ----   ----   ----

Sentinel Variable Products Trust
        Common Stock                     3/18/1996           2.04%   12.49%   26.32%   13.41%   N/A    N/A    N/A    N/A    N/A
        Mid Cap Growth                   3/18/1996          37.57%   14.43%   30.41%   10.62%   N/A    N/A    N/A    N/A    N/A
        Money Market                     3/13/1996           3.97%    4.39%    4.39%    3.36%   N/A    N/A    N/A    N/A    N/A
        Small Company                    3/13/1996          14.88%    6.93%   20.13%   13.29%   N/A    N/A    N/A    N/A    N/A
        Growth Index                     12/1/2000            N/A      N/A      N/A      N/A    N/A    N/A    N/A    N/A    N/A

Alger
        Alger American Growth Portfolio  3/13/1996          32.55%   46.75%   24.63%    6.94%   N/A    N/A    N/A    N/A    N/A
        Alger American Small             3/13/1996          42.14%   14.50%   10.40%    0.53%   N/A    N/A    N/A    N/A    N/A
        Capitalization
        Leveraged All Cap                12/1/2000            N/A      N/A      N/A      N/A    N/A    N/A    N/A    N/A    N/A

American Century Variable Portfolios,
Inc.
        VP Value Portfolio                8/3/1998          -1.73%    4.28%     N/A      N/A    N/A    N/A    N/A    N/A    N/A
        VP Income & Growth Portfolio      8/3/1998          16.97%    9.86%     N/A      N/A    N/A    N/A    N/A    N/A    N/A

Dreyfus
        Dreyfus Socially Responsible     12/1/2000            N/A      N/A      N/A      N/A    N/A    N/A    N/A    N/A    N/A
        Growth

Fidelity: Variable Insurance Products
Fund I
        Equity Income                    3/13/1996           5.38%   10.63%   26.97%   10.18%   N/A    N/A    N/A    N/A    N/A
        Growth                           3/13/1996          36.21%   38.25%   22.38%    9.09%   N/A    N/A    N/A    N/A    N/A
        High Income                      3/13/1996           7.19%   -5.18%   16.62%    9.61%   N/A    N/A    N/A    N/A    N/A
        Overseas                         3/13/1996          41.36%   11.75%   10.56%   11.54%   N/A    N/A    N/A    N/A    N/A

Fidelity: Variable Insurance Products
Fund II
        Contrafund                        5/1/1997          23.15%   28.82%   22.58%     N/A    N/A    N/A    N/A    N/A    N/A
        Index 500                         5/1/1997          19.44%   27.18%   21.91%     N/A    N/A    N/A    N/A    N/A    N/A
        Investment Grade Bond            12/1/2000            N/A      N/A      N/A      N/A    N/A    N/A    N/A    N/A    N/A

INVESCO Variable Investment Funds
        Dynamics Fund                    12/1/2000            N/A      N/A      N/A      N/A    N/A    N/A    N/A    N/A    N/A
        Health Sciences Fund             12/1/2000            N/A      N/A      N/A      N/A    N/A    N/A    N/A    N/A    N/A
        Technology Fund                  12/1/2000            N/A      N/A      N/A      N/A    N/A    N/A    N/A    N/A    N/A

J.P. Morgan Series Trust II
        International Opportunities       8/3/1998          35.44%   -2.91%     N/A      N/A    N/A    N/A    N/A    N/A    N/A
        Portfolio
        Small Company Portfolio           8/3/1998          43.11%    0.03%     N/A      N/A    N/A    N/A    N/A    N/A    N/A

Market Street Fund, Inc.
        Bond Portfolio                   3/13/1996          -4.17%    7.26%    8.53%    2.82%   N/A    N/A    N/A    N/A    N/A
        Managed Portfolio                3/13/1996           0.00%   11.50%   20.16%    8.43%   N/A    N/A    N/A    N/A    N/A

Neuberger Berman Advisers Management
Trust
        Partners Portfolio                8/3/1998           6.41%    2.11%     N/A      N/A    N/A    N/A    N/A    N/A    N/A

Strong Variable Insurance Funds, Inc.
        Mid Cap Growth Fund               8/3/1998          88.19%   13.20%     N/A      N/A    N/A    N/A    N/A    N/A    N/A

Strong Opportunity Fund II                8/3/1998          33.70%    4.20%     N/A      N/A    N/A    N/A    N/A    N/A    N/A

THE GENERAL ACCOUNT

         For information on the General Account, see Page 38.


                    DETAILED DESCRIPTION OF POLICY PROVISIONS

    DEATH BENEFIT

         General. As long as the Policy remains in force, we will pay the Death Benefit of the Policy, after due proof of the Insured's death (and fulfillment of certain other requirements), to the named Beneficiary, unless the claim is contestable in accordance with the terms of the Policy. You may choose to have the proceeds paid in cash or under one of the available Settlement Options. (See "Payment of Policy Benefits," Page 40.) The Death Benefit payable will be the Unadjusted Death Benefit under the Death Benefit Option that is in effect, increased by any additional benefits, and decreased by any outstanding Policy loan and accrued interest and any unpaid Monthly Deductions.

         Death Benefit Options. The Policy provides two Death Benefit Options:
Option A and Option B. You select the Death Benefit Option in the application and may change it as described in "Change in Death Benefit Option," Page 20.

         Option A. The Unadjusted Death Benefit is equal to the greater of:

(a)      the Face Amount of the Policy, and

(b) the Accumulated Value multiplied by the specified percentage shown in the table below:

         Attained Age         Percentage         Attained Age      Percentage
         ------------         ----------         ------------      ----------
         40 and under         250%               60                130%
            45                215%               65                120%
            50                185%               70                115%
            55                150%               75 and over       105%

For Attained Ages not shown, the percentages will decrease by a ratable portion of each full year.

         Illustration of Option A -- For purposes of this illustration, assume that the Insured is under Attained Age 40 and there is no Policy loan outstanding.

         Under Option A, a Policy with a Face Amount of $200,000 will generally have an Unadjusted Death Benefit of $200,000. The specified percentage for an Insured under Attained Age 40 on the Policy Anniversary prior to the date of death is 250%. Because the Unadjusted Death Benefit must be equal to or greater than 2.50 times the Accumulated Value, any time the Accumulated Value exceeds $80,000 the Unadjusted Death Benefit will exceed the Face Amount. Each additional dollar added to the Accumulated Value will increase the Unadjusted Death Benefit by $2.50. Thus, a 35 year old Insured with an Accumulated Value of $90,000 will have an Unadjusted Death Benefit of $225,000 (2.50 x $90,000), and an Accumulated Value of $150,000 will have an Unadjusted Death Benefit of $375,000 (2.50 x $150,000). Similarly, any time the Accumulated Value exceeds $80,000, each dollar taken out of the Accumulated Value will reduce the Unadjusted Death Benefit by $2.50. If at any time, however, the Accumulated Value multiplied by the specified percentage is less than the Face Amount, the Unadjusted Death Benefit will be the Face Amount of the Policy.

         Option B. The Unadjusted Death Benefit is equal to the greater of:

(a)      the Face Amount of the Policy plus the Accumulated Value, and

(b) the Accumulated Value multiplied by the specified percentage shown in the table above.

         Illustration of Option B -- For purposes of this illustration, assume that the Insured is under Attained Age 40 and there is no Policy loan outstanding.

         Under Option B, a Policy with a face amount of $200,000 will generally have an Unadjusted Death Benefit of $200,000 plus the Accumulated Value. Thus, for example, a Policy with a $50,000 Accumulated Value will have an Unadjusted Death Benefit of $250,000 ($200,000 plus $50,000). Since the specified percentage is 250%, the Unadjusted Death Benefit will be at least 2.50 times the Accumulated Value. As a result, if the Accumulated Value exceeds $133,333, the Unadjusted Death Benefit will be greater than the Face Amount plus the Accumulated Value. Each additional dollar added to the Accumulated Value above $133,333 will increase the Unadjusted Death Benefit by $2.50. An Insured with an Accumulated Value of $150,000 will have an Unadjusted Death Benefit of $375,000 (2.50 x $150,000), and an Accumulated Value of $200,000 will yield an Unadjusted Death Benefit of $500,000 (2.50 x $200,000). Similarly, any time the Accumulated Value exceeds $133,333, each dollar taken out of the Accumulated Value will reduce the Unadjusted Death Benefit by $2.50. If at any time, however, the Accumulated Value multiplied by the specified percentage is less than the Face Amount plus the Accumulated Value, the Unadjusted Death Benefit will be the Face Amount plus the Accumulated Value.


         At Attained Age 99, Option B automatically becomes Option A, unless the Policy matures at that time.


         Which Death Benefit Option to Choose. If you prefer to have premium payments and favorable investment performance reflected partly in the form of an increasing Death Benefit, you should choose Option B. If you are satisfied with the amount of the Insured's existing insurance coverage and prefer to have premium payments and favorable investment performance reflected to the maximum extent in the Accumulated Value, you should choose Option A.

         Change in Death Benefit Option. After the first Policy Year, you may change the Death Benefit Option in effect by sending us a written request. There is no charge to change the Death Benefit Option. The effective date of a change will be the Monthly Policy Date on or next following the date we receive the written request. Only one change in Death Benefit Option is permitted in any one Policy Year.

         On the effective date of a change in Death Benefit Option, the Face Amount is adjusted so that there will be no change in the Death Benefit or the Net Amount at Risk. In the case of a change from Option B to Option A, the Face Amount must be increased by the Accumulated Value. In the case of a change from Option A to Option B, the Face Amount must be decreased by the Accumulated Value. The change from Option A to Option B will not be allowed if it would reduce the Face Amount to less than the Minimum Face Amount.


         On the effective date of the change, the Death Benefit, Accumulated Value and Net Amount at Risk (and therefore the Cost of Insurance Charges) are unchanged. However, after the effective date of the change, the pattern of future Death Benefits, Accumulated Value, Net Amount at Risk and Cost of Insurance Charges will be different than if the change had not been made. In determining whether a change is appropriate for you, the considerations described in "Which Death Benefit Option to Choose" above will apply.


         If a change in the Death Benefit Option would result in cumulative premiums exceeding the maximum premium limitations under the Internal Revenue Code for life insurance, we will not effect the change.

         A change in the Death Benefit Option may have Federal income tax consequences. (See "Tax Treatment of Policy Benefits," Page 45.)

         How the Death Benefit May Vary. The amount of the Death Benefit may vary with the Accumulated Value. The Death Benefit under Option A will vary with the Accumulated Value whenever the specified percentage of Accumulated Value exceeds the Face Amount of the Policy. The Death Benefit under Option B will always vary with the Accumulated Value because the Unadjusted Death Benefit equals the greater of (a) the Face Amount plus the Accumulated Value and (b) the Accumulated Value multiplied by the specified percentage.



         Optional Additional Protection Benefit Rider. As discussed in more detail under Optional Benefits on page __, we offer an Additional Protection Benefit Rider. This Rider provides a death benefit upon the death of the Insured that supplements the Death Benefit under the base Policy. Under this Rider, the definition of the Unadjusted Death Benefit described above will be modified.

         Under Option A the Unadjusted Death Benefit will equal the greater of:

(a) Face Amount of the base policy plus the Additional Protection Benefit amount; and

(b)      The Accumulated Value multiplied by the specified percentages.

         The Unadjusted Death Benefit under Option B will equal the greater of:

(a) Face Amount of the base policy plus the Additional Protection Benefit amount described in the Rider plus the Accumulated Value; and

(b)      The Accumulated Value multiplied by the specified percentages.

The Death Benefit under the Additional Protection Benefit Rider may decrease when the base Policy Death Benefit is increased due to the operation of federal tax requirements. It is possible that the amount of the Additional Protection Death Benefit may be zero if your base Policy Death Benefit increases enough.



ABILITY TO ADJUST FACE AMOUNT

        You may, at any time after the first Policy Year, increase or decrease the Policy's Face Amount by submitting a written application to us. There are some limits on your ability to effect increases or decreases, which are discussed below. The effective date of an increase will be the Monthly Policy Date on or next following our approval of your request. The effective date of a decrease is the Monthly Policy Date on or next following the date that we receive your written request. Employee benefit plan Policies may adjust the Face Amount even in Policy Year 1. An increase or decrease in Face Amount may have federal tax consequences. (See "Tax Treatment Of Policy Benefits," Page 45.) The effect of changes in Face Amount on Policy charges, as well as other considerations, are described below.

         Increase. A request for an increase in Face Amount may not be for less than $25,000, or such lesser amount required in a particular state (except that the minimum for employee benefit plans is $2000). You may not increase the Face Amount after the Insured's Attained Age 85. To obtain the increase, you must submit an application for the increase and provide evidence satisfactory to us of the Insured's insurability.

         On the effective date of an increase, and taking the increase into account, the Cash Surrender Value must be at least equal to the Monthly Deductions then due. If the Cash Surrender Value is not sufficient, the increase will not take effect until you pay a sufficient additional premium payment to increase the Cash Surrender Value.


        An increase in the Face Amount will generally affect the total Net Amount at Risk. This will normally increase the monthly Cost of Insurance Charges. In addition, the Insured may be in a different Rate Class as to the increase in insurance coverage. An increase in premium payment or frequency may be appropriate after an increase in Face Amount. (See "Cost of Insurance Charge," Page 29).

         Each increase in face amount will begin a new period of surrender charges in effect for 15 years from the date of the increase. This additional surrender charge is based on the face amount of the increase only. We describe this additional surrender charge in detail in the Surrender Charge section on page 27.


         Decrease. The amount of the Face Amount after a decrease cannot be less than 75% of the largest Face Amount in force at any time in the twelve months immediately preceding our receipt of your request for the decrease. The Face Amount after any decrease may not be less than the Minimum Face Amount, which is generally currently $50,000. If a decrease in the Face Amount would result in cumulative premiums exceeding the maximum premium limitations applicable for life insurance under the Internal Revenue Code, we will not allow the decrease.

         A decrease in the Face Amount generally will decrease the total Net Amount at Risk, which will decrease your monthly Cost of Insurance Charges.

         For purposes of determining the Cost of Insurance Charge, any decrease in the Face Amount will reduce the Face Amount in the following order:

         (a) first, the increase in Face Amount provided by the most recent increase;

         (b) then the next most recent increases, in inverse chronological order; and finally

         (c)      the Initial Face Amount.

HOW THE DURATION OF THE POLICY MAY VARY

         Your Policy will remain in force as long as the Cash Surrender Value of the Policy is sufficient to pay the Monthly Deductions and the charges under the Policy. When the Cash Surrender Value is insufficient to pay the charges and the Grace Period expires without an adequate premium payment by you, the Policy will lapse and terminate without value. However, during the first five Policy Years the Policy will not lapse, if you have paid the Minimum Guarantee Premium. You have certain rights to reinstate your Policy, if it should lapse. (See "Reinstatement," Page 26.)

          In addition, an optional Guaranteed Death Benefit Rider is available which will guarantee that the Policy will not lapse prior to age 70, or 20 years from the Date of Issue of the Policy, if longer, regardless of investment performance, if you have paid the Minimum Guarantee Premium as of each Monthly Policy Date.

ACCUMULATED VALUE

         The Accumulated Value is the total amount of value held under the Policy at any time. It is equal to the sum of the Policy's values in the Separate Account and the General Account. The Accumulated Value minus any applicable Surrender Charge, and minus any outstanding Policy loans and accrued interest, is equal to the Cash Surrender Value. There is no guaranteed minimum for the portion of the Accumulated Value in any of the Subaccounts of the Separate Account. Because the Accumulated Value on any future date depends upon a number of variables, it cannot be predetermined.

         The Accumulated Value and Cash Surrender Value will reflect:

    -    the Net Premiums paid

    -    the investment performance of the Portfolios you have chosen

    - the crediting of interest on non-loaned Accumulated Value in the General Account and amounts held as Collateral in the General Account

    -    any transfers

    -    any Withdrawals

    -    any loans

    -    any loan repayments

    -    any loan interest charged, and

    -    charges assessed on the Policy.

         Determination of Number of Units for the Separate Account. Amounts allocated, transferred or added to a Subaccount of the Separate Account under a Policy are used to purchase units of that Subaccount; units are redeemed when amounts are deducted, transferred or withdrawn. The number of units a Policy has in a Subaccount equals the number of units purchased minus the number of units redeemed up to such time. For each Subaccount, the number of units purchased or redeemed in connection with a particular transaction is determined by dividing the dollar amount by the unit value.

         Determination of Unit Value. The unit value of a Subaccount is equal to the unit value on the immediately preceding Valuation Day multiplied by the Net Investment Factor for that Subaccount on that Valuation Day.

         Net Investment Factor. Each Subaccount of the Separate Account has its own Net Investment Factor. The Net Investment Factor measures the daily investment performance of the Subaccount. The factor will increase or decrease, as appropriate, to reflect net investment income and capital gains or losses, realized and unrealized, for the securities of the underlying portfolio or series.

         The asset charge for mortality and expense risks will be deducted in determining the applicable Net Investment Factor. (See "Charges and Deductions - Mortality and Expense Risk Charge," Page 32.)

         Calculation of Accumulated Value. The Accumulated Value is determined first on the Date of Issue and thereafter on each Valuation Day. On the Date of Issue, the Accumulated Value will be the Net Premiums received, plus any earnings prior to the Date of Issue, less any Monthly Deductions due on the Date of Issue. On each Valuation Day after the Date of Issue, the Accumulated Value will be:

         (1) The aggregate of the values attributable to the Policy in the Separate Account, determined by multiplying the number of units the Policy has in each Subaccount of the Separate Account by such Subaccount's unit value on that date; plus

         (2) The value attributable to the Policy in the General Account (See "The General Account," Page 38.)

PAYMENT AND ALLOCATION OF PREMIUMS

         Issuance of a Policy. To purchase a Policy, you must apply to us through a licensed National Life agent who is also a registered representative of Equity Services, Inc. ("ESI") or a broker/dealer having a Selling Agreement with ESI. If you do not pay the Minimum Initial Premium with your written application, it must be paid when the Policy is delivered. If the premium paid is less than the Minimum Initial Premium, the balance of the Minimum Initial Premium must be received within five days, or all premiums will be refunded.

         The Minimum Face Amount of a Policy under our rules is generally $50,000; however, exceptions may be made for employee benefit plans. We may revise our rules from time to time to specify a different Minimum Face Amount for subsequently issued policies. A Policy will be issued only on Insureds who have an Issue Age of 85 or less and who provide us with satisfactory evidence of insurability. Acceptance is subject to our underwriting rules. We may reject an application for any reason permitted by law. (See "Distribution of Policies," Page 52.) A tax-favored arrangement, including qualified pension plans, should carefully consider the costs and benefits of the Policy (such as asset diversification) before purchasing a Policy since the tax-favored arrangement itself provides for tax-sheltered growth.

         From the time the application for a Policy is signed until the time the Policy is issued, you can, subject to our underwriting rules, obtain temporary insurance protection, pending issuance of the Policy, if you are able to answer "no" to the Health Questions of the Receipt & Temporary Life Insurance Agreement and submitting (a) a complete Application including any medical questionnaire required, and (b) payment of the Minimum Initial Premium.

         The amount of coverage under the Receipt & Temporary Life Insurance Agreement is the lesser of the Face Amount applied for or $1,000,000 ($100,000 in the case of proposed Insureds age 70 or over). Coverage under the agreement will end on the earliest of:

(a)      the 90th day from the date of the agreement;

(b)      the date that insurance takes effect under the Policy;

(c)      the date a policy, other than as applied for, is offered to you;


(d) three days (five days in New York) from the date we mail a notice of termination of coverage;


(e) the time you first learn that we have terminated the temporary life insurance; or

(f)      the time you withdraw the application for life insurance.

         We offer a one time credit on conversions of eligible National Life term insurance policies to a VariTrak Policy. If the term policy being converted has been in force for at least twelve months, the amount of the credit is 12% of a target amount used to determine commission payments. If the term policy being converted has been in force for less than twelve months, the credit will be prorated based on the number of months the term policy has been outstanding at the time of conversion. For GRT term policies, the credit will be 18% of the target amount used to determine commission payments if the GRT term policy has been in force for at least two years but not more than five years. For GRT term policies in force for less than two years, the credit is 0.5% per month for each month in the first year, and 1.0% per month for each month in the second year. For GRT policies in force more than five years, the credit decreases from 18% by 0.5% for each month beyond five years, until it becomes zero at the end of year eight.

         The amount of the credit will be added to the initial premium payment, if any, you pay and will be treated as part of the Initial Premium for the Policy. Thus, the credit will be included in premium payments for purposes of calculating and deducting the Premium Tax Charge. If you surrender your Policy, we will not recapture the credit. We will not include the amount of the credit for purposes of calculating agent compensation for the sale of the Policy.

         We also offer a one time credit to Home Office employees who purchase a VariTrak Policy, as both Owner and Insured. This one time credit is calculated differently from the credit described above; in particular, the amount of the credit will be 50% of the target premium used in the calculation of commissions on the Policy. Otherwise, the credit will be treated in the same manner as the credit described above.

         Amount and Timing of Premiums. Each premium payment must be at least $50. You have considerable flexibility in determining the amount and frequency of premium payments, within the limits discussed below.

         You will at the time of application select a Planned Periodic Premium schedule, based on a periodic billing mode of annual, semi-annual, or quarterly payments. You may request us to send a premium reminder notice at the specified interval. You may change the Planned Periodic Premium frequency and amount. Also, under an Automatic Payment Plan, you can select a monthly payment schedule pursuant to which premium payments will be automatically deducted from a bank account or other source, rather than being "billed." We may allow, in certain situations, Automatic Payment Plan payments of less than $50. We may require that Automatic Payment Plans be set up for at least the Minimum Monthly Premium.

         You are not required to pay the Planned Periodic Premiums in accordance with the specified schedule. You may pay premiums whenever you like, and in any amount (subject to the $50 minimum and the limitations described in the next section). Payment of the Planned Periodic Premiums will not, however, guarantee that the Policy will remain in force. Instead, the duration of the Policy depends upon the Policy's Cash Surrender Value. Thus, even if you pay the Planned Periodic Premiums, the Policy will lapse whenever the Cash Surrender Value is insufficient to pay the Monthly Deductions and any other charges under the Policy and if a Grace Period expires without an adequate payment by you (unless the Policy is in its first five years, or you have purchased the Guaranteed Death Benefit Rider, in either case so long as you have paid the Minimum Guarantee Premium).

         Any payments you make while there is an outstanding Policy loan will be applied as premium payments rather than loan repayments, unless you notify us in writing that the amount is to be applied as a loan repayment. You may not make premium payments after the Insured reaches Attained Age 99. However, we permit loan repayments after Attained Age 99.

         Higher premium payments under Death Benefit Option A, until the applicable percentage of Accumulated Value exceeds the Face Amount, will generally result in a lower Net Amount at Risk. This will produce lower Cost of Insurance Charges against the Policy. Conversely, lower premium payments in this situation will result in a higher Net Amount at Risk, which will result in higher Cost of Insurance Charges under the Policy.

         Under Death Benefit Option B, until the applicable percentage of Accumulated Value exceeds the Face Amount plus the Accumulated Value, the level of premium payments will not affect the Net Amount at Risk. However, both the Accumulated Value and Death Benefit will be higher if premium payments are higher, and lower if premium payments are lower.

         Under either Death Benefit Option, if the Unadjusted Death Benefit is the applicable percentage of Accumulated Value, then higher premium payments will result in a higher Net Amount at Risk, and higher Cost of Insurance Charges. Lower premium payments will result in a lower Net Amount at Risk, and lower Cost of Insurance Charges.

         Premium Limitations. The Internal Revenue Code of 1986 (the "Code") provides for exclusion of the Death Benefit from gross income if total premium payments do not exceed certain stated limits. In no event can the total of all premiums paid under a Policy exceed these limits. If at any time you pay a premium which would result in total premiums exceeding the limits, we will only accept that portion of the premium which would make total premiums equal the maximum amount which may be paid under the

Policy. We will promptly refund the excess to you. In cases of premiums paid by check, we will wait until your check has cleared. If you have an outstanding loan, we may instead apply the payment as a loan repayment. Even if total premiums were to exceed the maximum premium limitations established by the Code, the excess of (a) a Policy's Unadjusted Death Benefit over (b) the Policy's Cash Surrender Value plus outstanding Policy loans and accrued interest, would still be excludable from gross income under the Code.

         The maximum premium limitations set forth in the Code depend in part upon the amount of the Unadjusted Death Benefit at any time. As a result, any Policy changes which affect the amount of the Unadjusted Death Benefit may affect whether cumulative premiums paid under the Policy exceed the maximum premium limitations. To the extent that any such change would result in cumulative premiums exceeding the maximum premium limitations, we will not effect the change. (See "Federal Income Tax Considerations," Page 45)

         Unless the Insured provides satisfactory evidence of insurability, we may limit the amount of any premium payment if it increases the Unadjusted Death Benefit more than it increases the Accumulated Value.

         Allocation of Net Premiums. The Net Premium equals the premium paid less the Premium Tax Charge. In your application for the Policy, you will indicate how Net Premiums should be allocated among the Subaccounts of the Separate Account and/or the General Account. You may change these allocations at any time by giving us written notice at our Home Office, or if you have elected the telephone transaction privilege, by telephone instructions (See "Telephone Transaction Privilege," Page 36) You must make allocations in whole number percentages of at least 5%, and the sum of the allocation percentages must be 100%. We will allocate Net Premiums as of the Valuation Date we receive the premium at our Home Office, based on the allocation percentages then in effect, except during the free look period.

         We will allocate any portion of the Initial Premium and any subsequent premiums we receive before the end of the free look period which are to be allocated to the Separate Account, to the Money Market Subaccount. For this purpose, we will assume that the free look period will end 20 days after the date the Policy is issued. On the first Valuation Date following 20 days after issue of the Policy, we will allocate the amount in the Money Market Subaccount to each of the Subaccounts selected in the application based on your instructions.

         For example, assume a Policy was issued with Net Premiums to be allocated 25% to the Managed Subaccount, 25% to the Bond Subaccount and 50% to the General Account. During the period stated above, 50% (25% + 25%) of the Net Premiums will be allocated to the Money Market Subaccount. At the end of such period, 50% (25% / 50%) of the amount in the Money Market Subaccount will be transferred to the Managed Subaccount and 50% to the Bond Subaccount.

         The values of the Subaccounts will vary with their investment experience. You bear the entire investment risk. You should periodically review your allocation percentages in light of market conditions and your overall financial objectives.

         Transfers. You may transfer the Accumulated Value between and among the Subaccounts of the Separate Account and the General Account by sending us a written transfer request, or if you have elected the telephone transaction privilege, by telephone instructions to us. (See "Telephone Transaction Privilege," Page 36) Transfers between and among the Subaccounts of the Separate Account and the General Account are made as of the Valuation Day that the request for transfer is received at the Home Office. You may, at any time, transfer all or part of the amount in one of the Subaccounts of the Separate Account to another Subaccount and/or to the General Account. For transfers from the General Account to the Separate Account, see "Transfers from General Account," Page 39.

         Currently an unlimited number of transfers are permitted without charge. We have no current intent to impose a transfer charge in the foreseeable future. However, we may, after giving you prior notice, change this policy so as to deduct a $25 transfer charge from each transfer in excess of the fifth transfer (twelfth transfer for Policies issued in New York) during any one Policy Year. All transfers requested during one Valuation Period are treated as one transfer transaction. If a transfer charge is adopted in the future, these types of transfers would not be subject to a transfer charge and would not count against the five or twelve free transfers in any Policy Year:


     -   transfers resulting from Policy loans

     - transfers resulting from the operation of the dollar cost averaging or portfolio rebalancing features

     - transfers resulting from the exercise of the transfer rights described on Page 25 (see "Policy Rights - Other Transfer Rights," Page 37), and

     - the reallocation from the Money Market Subaccount following the free look period.

Under present law, transfers are not taxable transactions.

         Policy Lapse. The failure to make a premium payment will not itself cause a Policy to lapse. A Policy will lapse only when the Cash Surrender Value is insufficient to cover the Monthly Deductions and other charges under the Policy and the Grace Period expires without a sufficient payment. During the first five Policy Years, the Policy will not lapse so long as you pay the Minimum Guarantee Premium.

         In addition, if you purchase the Guaranteed Death Benefit Rider, and pay the Minimum Guarantee Premium as of each Monthly Policy Date, your Policy will not lapse prior to the Insured's Attained Age 70, or 20 years from the Date of Issue of the Policy if longer, regardless of whether the Cash Surrender Value is sufficient to cover the Monthly Deductions. If you purchase the Guaranteed Death Benefit Rider, your Minimum Guarantee Premium will be higher than if you do not purchase the Guaranteed Death Benefit Rider. (See "Optional Benefits - Guaranteed Death Benefit," Page 43.)

         The Policy provides for a 61-day Grace Period that is measured from the date we send a lapse notice. The Policy does not lapse, and the insurance coverage continues, until the expiration of this Grace Period. To prevent lapse, you must during the Grace Period pay a premium equal to the sum of any amount by which the past Monthly Deductions have been in excess of Cash Surrender Value, plus three times the Monthly Deduction due the date the Grace Period began. Our notice will specify the payment required to keep the Policy in force. Failure to make a payment at least equal to the required amount within the Grace Period will result in lapse of the Policy without value.

         Reinstatement. A Policy that lapses without value may be reinstated at any time within five years (or longer period required in a particular state) after the beginning of the Grace Period. To do so, you must submit evidence of the Insured's insurability satisfactory to us and pay an amount sufficient to provide for two times the Monthly Deduction due on the date the Grace Period began plus three times the Monthly Deduction due on the effective date of reinstatement. The effective date of reinstatement, unless otherwise required by state law, will be the Monthly Policy Date on or next following the date your reinstatement application is approved. Upon reinstatement, the Accumulated Value will be based upon the premium paid to reinstate the Policy. The Policy will be reinstated with the same Date of Issue as it had prior to the lapse. Neither the five year no lapse guarantee nor the Death Benefit Guarantee Rider may be reinstated.

         Specialized Uses of the Policy. Because the Policy provides for an accumulation of cash value as well as a death benefit, the Policy can be used for various individual and business financial planning purposes. Purchasing the Policy in part for such purposes entails certain risks. For example, if the investment performance of the chosen Subaccounts is poorer than expected or if sufficient premiums are not paid, the Policy may lapse or may not accumulate sufficient Accumulated Value or Cash Surrender Value to fund the purpose for which the Policy was purchased. Withdrawals and Policy loans may significantly affect current and future Accumulated Value, Cash Surrender Value, or Death Benefit proceeds. Depending upon Subaccount investment performance and the amount of a Policy loan, the loan may cause a Policy to lapse. Because the Policy is designed to provide benefits on a long-term basis, before purchasing a Policy for a specialized purpose you should consider whether the long-term nature of the Policy is consistent with your purpose. Using a Policy for a specialized purpose may have tax consequences. (See "Federal Income Tax Considerations," Page 45.)


         For Policies that are intended to be used in multiple employer welfare benefit plans established under ss.419A(f)(6) of the Internal Revenue Code, you should be aware that there is a risk that the intended tax consequences of such a plan may not be realized. Congress has recently considered legislation that might remove some or all of the tax advantage of these plans and the Internal Revenue Service has raised questions about certain of these arrangements under existing law. We do not guarantee any particular tax consequences of any use of the Policies, including but not limited to use in these so-called "ss.419 plans." We recommend that you seek independent tax advice with respect to applications in which you seek particular tax consequences.


                             CHARGES AND DEDUCTIONS

      Charges will be deducted in connection with the Policy to compensate us for:

         (a) providing the insurance and other benefits set forth in the Policy;

         (b)      administering the Policy;

         (c) assuming certain mortality and other risks in connection with the Policy; and

         (d) incurring expenses in distributing the Policy including costs associated with printing prospectuses and sales literature and sales compensation.

         We may realize a profit from any charges. We may use any profit for any purpose, including payment of distribution expenses. We may also realize a profit on one or more of these charges. We may use any profits for any corporate purpose, including sales expenses.

PREMIUM TAX CHARGE

         We will deduct 3.25% from each premium payment prior to allocation of Net Premiums, to cover state premium taxes and the federal DAC Tax. For qualified employee benefit plans, we will deduct 2.0% of each premium rather than 3.25%.

         The federal DAC Tax is a tax attributable to certain "policy acquisition expenses" under Internal Revenue Code Section 848. Section 848 in effect accelerates the realization of income we receive from the Policies, and therefore the payment of federal income taxes on that income. The economic consequence of Section 848 is, therefore, an increase in the tax burden borne by us that is attributable to the Policies.

SURRENDER CHARGE


         We impose a Surrender Charge, which consists of a Deferred Administrative Charge and a Deferred Sales Charge, if the Policy is surrendered or lapses at any time before the end of the fifteenth Policy Year following issue or a face amount increase.

         Deferred Administrative Charge. The Deferred Administrative Charge varies by Issue Age, and is based on the Initial Face Amount and the Face Amount of any increase. After the first five Policy years since issue or increase, it declines linearly by Policy Month through the end of Policy Year 15 following issue or increase, after which it is zero. Charges per $1,000 of Face Amount for sample issue ages are shown below:



                  Sample                  Charge per $1000
                  ------                  ----------------

                  Issue Age               of Face Amount
                  ---------               --------------
                  0 - 5                        None
                  10                          $0.50
                  15                          $1.00
                  20                          $1.50
                  25 - 85                     $2.00




         For Issue Ages not shown, the charge will increase by a ratable portion for each full year. The Deferred Administrative Charge has been designed to cover actual expenses for the issue and underwriting of Policies, and is not intended to produce a profit.

         Deferred Sales Charge. The Deferred Sales Charges are presented in Appendix B to this Prospectus. Appendix B expresses the Deferred Sales Charge as a dollar amount per $1,000 of initial face amount. There will be a deferred sales charge associated with the initial policy face amount as well as with each subsequent face amount increase. Each such portion of the deferred sales charge will have a duration of fifteen policy years as measured from the issue date of the corresponding face amount. Each portion of the deferred sales charge will be level for the first five policy years then decrease linearly by Policy Month until the end of the fifteenth policy year.

         To illustrate the calculation of a Policy's Surrender Charge, assume that the Policy is issued to a male nonsmoker, Issue Age 45, with a Face Amount of $100,000. This example will illustrate surrenders in the first five Policy Years and in the first month of the eighth Policy Year.


         Deferred Administrative Charge. The Deferred Administrative Charge for the first five Policy Years is $200. This is calculated by applying the charge of $2.00 per $1,000 of Face Amount for Issue Age 45 from the schedule above to the Face Amount of $100,000 ($2.00 x (100,000/1,000)). The Deferred Administrative Charge reduces linearly by Policy Month in Policy Years 6 through 15. Linear reduction is equivalent to a reduction each month of 1/121st of the initial charge. For example, the Deferred Administrative Charge in the first month of the eighth Policy Year (the 25th month after the end of the 5th Policy
         Year) will be $158.68 ($200 - ($200 x (25/121)). After completion of the 15th Policy Year, the Deferred Administrative Charge is zero. The schedule of Deferred Administrative Charges in effect for the first fifteen Policy Years is shown in the Policy.

         Deferred Sales Charge. The Deferred Sales Charge in effect for the first five Policy Years is $826. This is calculated by applying the charge of $8.26 per $1,000 of Face Amount for Issue Age 45 found in Appendix B to the Face Amount of $100,000 ($8.26 x (100,000 / 1,000)).
         The Deferred Sales Charge reduces linearly by month in Policy Years 6 through 15. Linear reduction is equivalent to a reduction each month of 1/121st of the initial charge. For example, the Deferred Sales Charge in the first month of the 8th Policy Year (the 25th month after the end of the 5th Policy Year) will be $655.34 ($826 - ($826 x (25/121))).
         After the completion of the 15th Policy Year, the Deferred Sales Charge is $0. The schedule of Deferred Sales Charges in effect for the first fifteen Policy Years is shown in the Policy.

         Surrender Charges for Policies Issued Prior to December 1, 2000. For policies issued before December 1, 2000 (or later date if not approved in your state by December 1, 2000), your surrender charge will differ from the surrender charges described above in two respects.


         1) Your Deferred Sales Charge will be the lessor of the Deferred Sales Charge described above and an amount equal to the sum of the following:

                  (i) 30% of the premiums actually received up to one Surrender Charge target premium, plus

                  (ii) 10% of all the premiums paid in excess of this amount but not greater than twice this amount, plus

                  (iii) 9% of all the premiums paid in excess of twice this amount.

         Appendix B to this Prospectus contains the Surrender Charge target premiums per $1,000 of initial face amount.

         2) There will be no Deferred Administrative Charge or Deferred Sales Charge with respect to increases in face amount.


MONTHLY DEDUCTIONS

         We will deduct charges from the Accumulated Value on the Date of Issue and on each Monthly Policy Date. The Monthly Deduction consists of three components:

         (a)      the Cost of Insurance Charge

         (b)      the Monthly Administrative Charge, and

         (c)      the cost of any additional benefits provided by Rider.

         The Monthly Deduction may vary in amount from Policy Month to Policy Month. We will take the Monthly Deduction on a pro rata basis from the Subaccounts of the Separate Account and the General Account, unless you have requested at the time of application, or later request in writing, that we take the Monthly Deductions from the Money Market Subaccount. If we cannot take a Monthly Deduction from the Money Market Subaccount, where you have so asked, we will take the amount of the deduction in excess of the Accumulated Value available in the Money Market Subaccount on a pro rata basis from Accumulated Value in the Subaccounts of the Separate Account and the General Account.

         Cost of Insurance Charge. We calculate the monthly Cost of Insurance Charge by multiplying the applicable cost of insurance rate or rates by the Net Amount at Risk for each Policy Month. Because both the Net Amount at Risk and the variables that determine the cost of insurance rate, such as the age of the Insured and the Duration of the Policy, may vary, the Cost of Insurance Charge will likely be different from month to month.

                  Net Amount at Risk. The Net Amount at Risk on any Monthly Policy Date is approximately the amount by which the Unadjusted Death Benefit on that Monthly Policy Date exceeds the Accumulated Value. It measures the amount National Life would have to pay in excess of the Policy's Value if the Insured died. The actual calculation uses the Unadjusted Death Benefit divided by 1.00327234, to take into account assumed monthly earnings at an annual rate of 4%. We calculate the Net Amount at Risk separately for the Initial Face Amount and any increases in Face Amount. In determining the Net Amount at Risk for each increment of Face Amount, we first consider the Accumulated Value part of the Initial Face Amount. If the Accumulated Value exceeds the Initial Face Amount, we consider it as part of any increases in Face Amount in the order such increases took effect.

                  Any change in the Net Amount at Risk will affect the total Cost of Insurance Charges paid by the Owner.

                  Guaranteed Maximum Cost of Insurance Rates. The guaranteed maximum cost of insurance rates will be set forth in your Policy, and will depend on:

         -        the Insured's Attained Age

         -        the Insured's sex

         -        the Insured's Rate Class, and

         - the 1980 Commissioners Standard Ordinary Smoker/Nonsmoker Mortality Table.

                  For Policies issued in states which require "unisex" policies or in conjunction with employee benefit plans, the guaranteed maximum cost of insurance rate will use the 1980 Commissioners Standard Ordinary Mortality Tables NB and SB.

                  Current Cost of Insurance Rates and How They are Determined. The actual cost of insurance rates used ("current rates") will depend on:

         -        the Insured's Issue Age

         -        the Insured's sex

         -        the Insured's Rate Class

         -        the Policy's Duration, and

         -        the Policy's size.

                  Generally, the current cost of insurance rate for a given Attained Age will be less for an Insured whose Policy was issued more than 10 years ago, than for an Insured whose Policy was issued less than 10 years ago, other factors being equal. We periodically review the adequacy of our current cost of insurance rates and may adjust their level. However, the current rates will never exceed guaranteed maximum cost of insurance rates. Any change in the current cost of insurance rates will apply to all persons of the same Issue Age, sex, and Rate Class, and with Policies of the same Duration and size.

                  We use separate cost of insurance rates for the Initial Face Amount and any increases in Face Amount. For the Initial Face Amount we use the rate for the Insured's Rate Class on the Date of Issue. For each increase in Face Amount, we use the rate for the Insured's Rate Class at the time of the increase. If the Unadjusted Death Benefit is calculated as the Accumulated Value times the specified percentage, we use the rate for the Rate Class for the Initial Face Amount for the amount of the Unadjusted Death Benefit in excess of the total Face Amount for Option A, and in excess of the total Face Amount plus the Accumulated Value for Option B.


                  Death benefit added through the use of the Additional Protection Benefit Rider can offer a cost savings over base policy death benefit because the current cost of insurance rates for the rider are less than or equal to the current cost of insurance rates for the base policy. See the description of the rider under "Optional Benefits" on page 43.


                  We may also issue Policies on a guaranteed issue basis, where no medical underwriting is required prior to issuance of a Policy. Current cost of insurance rates for Policies issued on a guaranteed issue basis may be higher than current cost of insurance rates for healthy Insureds who undergo medical underwriting.


                  Rate Class. The Rate Class of the Insured will affect both the guaranteed and current cost of insurance rates. We currently place Insureds into the following rate classes:

         -        elite preferred nonsmoker


         -        preferred nonsmoker

         -        standard nonsmoker


         -        preferred smoker

         -        standard smoker


         -        juvenile, and

         -        substandard.

                  Smoker and substandard classes reflect higher mortality risks. In an otherwise identical Policy, an Insured in an elite, preferred or standard class will have a lower Cost of Insurance Charge than an Insured in a substandard class with higher mortality risks. Nonsmoking Insureds will generally incur lower cost of insurance rates than Insureds who are classified as smokers.

                  The nonsmoker designation is not available for Insureds under Attained Age 20. Shortly before an Insured attains age 20, we will notify the Insured about possible classification as a nonsmoker and direct the Insured to his or her agent to initiate a change in Rate Class. If the Insured qualifies as a nonsmoker, we will change the current cost of insurance rates to reflect the nonsmoker classification.


         Current cost of insurance rates will also vary by Policy size, in the following bands:

         -those with Face Amounts less than $250,000

         -those with Face Amounts between $250,000 and $999,999, inclusive; and

         -those with Face Amounts of $1,000,000 and over.

         Cost of insurance rates will be lower as the Policy size band is larger.


       Monthly Administrative Charge. We deduct a Monthly Administrative Charge of $7.50 from the Accumulated Value on the Date of Issue and each Monthly Policy Date as part of the Monthly Deduction to help defray the expenses incurred in administering the Policy. In Texas and New York, the Monthly Administrative Charge may be increased, but is guaranteed never to exceed $7.50 plus $0.07 per $1,000 of Face Amount.


       Optional Benefit Charges. The Monthly Deduction will include charges for any additional benefits added to the Policy. The monthly charges will be specified in the applicable Rider. The available Riders are listed under "Optional Benefits", on Page 43 below.


       Separate Account Enhancement. We currently intend to reduce the Monthly Deductions starting in the eleventh Policy Year by an amount equal to 0.50% per annum of the Accumulated Value in the Separate Account. This separate account enhancement is not guaranteed (except in New York and Texas), however. It will only be continued if our mortality and expense experience with the Policies justifies it. We may notify you before the commencement of the eleventh Policy Year that we intend to discontinue the separate account enhancement.

      The separate account enhancement is calculated on each Monthly Policy Date as .041572% (the monthly equivalent of 0.50% per annum) of the Accumulated Value in the Separate Account on the just prior Monthly Policy Date. For example, if the Accumulated Value in the Separate Account on the just prior Monthly Policy Date is $10,000, then the separate account enhancement calculated for the current Monthly Policy Date will be $4.16 ($10,000 X .00041572). To calculate the Monthly Deduction for the current Monthly Policy Date, we net the $4.16 separate account enhancement against the Monthly Deductions for Cost of Insurance, the Monthly Administrative Charge, and charges for any Optional Benefits.


MORTALITY AND EXPENSE RISK CHARGE

       We deduct a daily charge from the Separate Account at an annual rate of 0.90% (or a daily rate of .0024548%) of the average daily net assets of each Subaccount of the Separate Account. This charge compensates us for the mortality and expense risks assumed in connection with the Policy. The mortality risk we assume is that insured persons may live for a shorter time than projected. This means we would pay greater death benefits than expected in relation to the amount of premiums received. The expense risk we assume is that expenses incurred in issuing and administering the Policies will exceed the administrative charges deducted from the Policy.

WITHDRAWAL CHARGE

       We will assess on each Withdrawal a charge equal to the lesser of 2% of the Withdrawal amount and $25. We will deduct this Withdrawal Charge from the Withdrawal amount.

TRANSFER CHARGE


      Currently, unlimited transfers are permitted among the Subaccounts, or from the Separate Account to the General Account. Transfers from the General Account to the Separate Account are permitted within the limits described on Page 39. Currently there is no charge for any transfers. We have no present intention to impose a transfer charge in the foreseeable future. However, we may impose in the future a transfer charge of $25 on each transfer in excess of five transfers (twelve transfers in New York) in any Policy Year. The Transfer Charge would be imposed to compensate us for the costs of processing such transfers, and would not be designed to produce a profit.


      If we impose a transfer charge in the future, we will deduct it from the amount being transferred. We would treat all transfers requested on the same Valuation Date as one transfer transaction. Any future transfer charge will not apply to transfers resulting from:

         -        Policy loans

         -        the exercise of the transfer rights described on Page 37

         - the initial reallocation of account values from the Money Market Subaccount to other Subaccounts and

         - any transfers made pursuant to the Dollar Cost Averaging and Portfolio Rebalancing features.


The transfers listed above also will not count against the five free or twelve transfers in any Policy Year.


PROJECTION REPORT CHARGE


         We may impose a charge (not to exceed $25 for Policies issued in New
York) for each projection report you request. This report will project future values and future Death Benefits for the Policy. We will notify you in advance of the amount of the charge. You may elect to pay the charge in advance. If not paid in advance, we will deduct this charge from the Subaccounts of the Separate Account and/or the General Account in proportion to their Accumulated Values on the date of the deduction.


OTHER CHARGES

         The Separate Account purchases shares of the Funds at net asset value. The net asset value of those shares reflect management fees and expenses already deducted from the assets of the Funds' Portfolios. Historical expense ratio information for the Funds is presented in the "Summary of Policy Expenses" section on Page 4 above. More detailed information is contained in the Funds' Prospectuses which accompany this Prospectus.


      We offer additional rider benefits that you may purchase with this Policy. Please see the optional riders for the costs associated with these benefits.


                          POLICY RIGHTS AND PRIVILEGES

LOAN PRIVILEGES

         General. You may at any time after the first year (and during the first year where required by law) borrow money from us using the Policy as the only security for the loan. The maximum amount you may borrow is the Policy's Cash Surrender Value on the date we receive your loan request, minus three times the Monthly Deduction for the most recent Monthly Policy Date. You may repay all or a portion of a loan and accrued interest at any time, if the Insured is alive. To take a loan, you should send us a written request at our Home Office. If you have elected the telephone transaction privilege, you may also request a loan over the telephone. We limit the amount of a Policy loan you can take by telephone to $25,000. (See "Telephone Transaction Privilege," Page 36) We will normally pay loan proceeds within seven days of a valid loan request.

         Interest Rate Charged. We charge interest on Policy loans at the fixed rate of 6% per year. We charge interest from the date of the loan and add it to the loan balance at the end of the Policy Year. When this interest is added to the loan balance, it bears interest at the same rate.

         Allocation of Loans and Collateral. When you take a Policy loan, we hold Accumulated Value in the General Account as Collateral for the Policy loan. You may specify how you would like the Accumulated Value to be taken from the Subaccounts of the Separate Account to serve as Collateral. If you do not so specify, we will allocate the Policy loan to the Subaccounts in proportion to the Accumulated Value in the Subaccounts. If the Accumulated Value in one or more of the Subaccounts is insufficient to carry out your instructions, we will not process the loan until we receive further instructions from you. Non-loaned Accumulated Value in the General Account will become Collateral for a loan only to the extent that the Accumulated Value in the Separate Account is insufficient.

         The Collateral for a Policy loan will initially be the loan amount. Loan interest will be added to the Policy loan. We will take additional Collateral for the loan interest pro rata from the Subaccounts of the Separate Account, and then, if the amounts in the Separate Account are insufficient, from the non-loaned portion of the General Account. At any time, the amount of the outstanding loan under a Policy equals the sum of all loans (including due and unpaid interest added to the loan balance) minus any loan repayments.

         Interest Credited to Amounts Held as Collateral. As long as the Policy is in force, we will credit the amount held in the General Account as Collateral with interest at effective annual rates we declare, but not less than 4% or such higher minimum rate required under state law. The rate will apply to the calendar year which follows the date of determination.





         Preferred Policy Loans. We currently intend to make preferred Policy loans available at the beginning of the eleventh Policy Year. The maximum amount of the preferred loans will be 50% of the Accumulated Value. For these preferred Policy loans, the amounts held as Collateral in the General Account will be credited with interest at an annual rate of 6%. All outstanding loan amounts up to 50% of the Accumulated Value will be treated as preferred loans. Any outstanding loan amounts in excess of 50% of the Accumulated Value will be treated as non-preferred loans. If both preferred and non-preferred loans exist at the same time, we will first apply any loan repayment to the non-preferred loan. We are not obligated to make preferred loans available, and will make such loans available at our sole discretion. Except for Policies issued in New York, we may also at our discretion, upon prior notice to Owners, adjust the credited rate on amounts held as Collateral in the General Account for preferred loans. Preferred loans may not be treated as indebtedness for federal income tax purposes.

      Enhancement on Non-preferred Policy Loans Beginning in Policy Year 11. In Policy Year 11 and thereafter, for loans that do not qualify as preferred loans, we currently intend to credit interest on amounts held in the General Account as Collateral at a rate 0.50% per annum higher than for similar amounts for Policies still in their first ten Policy Years. This enhancement is not guaranteed, however, except for Policies issued in New York. This enhancement will only be credited to Collateral for non-preferred Policy loans. Upon prior notice to Owners we may, in our sole discretion, decide not to credit the enhancement.


         Effect of Policy Loan. Policy loans, whether or not repaid, will have a permanent effect on the Accumulated Value and the Cash Surrender Value, and may permanently affect the Death Benefit of your Policy. The effect on the Accumulated Value and Death Benefit could be favorable or unfavorable. It will depend on whether the investment performance of the Subaccounts, and the interest credited to the non-loaned Accumulated Value in the General Account, is less than or greater than the interest being credited on the amounts held as Collateral in the General Account. Compared to a Policy under which no loan is made, values under a Policy will be lower when the credited interest rate on Collateral is less than the investment experience of assets held in the Separate Account and interest credited to the non-Collateral Accumulated Value in the General Account. The longer a loan is outstanding, the greater the effect a Policy loan is likely to have. The Death Benefit will be reduced by the amount of any outstanding Policy loan.

         Loan Repayments. We will assume that any payments you make while there is an outstanding Policy loan are premium payments, rather than loan repayments, unless you specify in writing that a payment is a loan repayment. In the event of a loan repayment, the amount held as Collateral in the General Account will be reduced by an amount equal to the repayment, and such amount will be transferred to the Subaccounts of the Separate Account and to the non-loaned portion of the General Account based on the Net Premium allocations in effect at the time of the repayment.

         Lapse With Loans Outstanding. The amount of an outstanding loan under a Policy plus any accrued interest on outstanding loans is not part of Cash Surrender Value. Therefore, the larger the amount of an outstanding loan, the more likely it is that the Policy could lapse. (See "How the Duration of the Policy May Vary," Page 21 and "Policy Lapse," Page 26.) In addition, if the Policy is not a Modified Endowment Policy, lapse of the Policy with outstanding loans may result in adverse federal income tax consequences. (See "Tax Treatment of Policy Benefits," Page 45.)


         IRC ss.1035 Exchanges of Policies with Existing Policy Loans. We will accept transfers of existing policy loans on Policies that qualify as ss.1035 exchanges. The loan will be limited to 50% of the Accumulation Value of the transfer. The Accumulation Value held as collateral for the loan will be placed in the General Account.


         Tax Considerations. Any loans taken from a "Modified Endowment Contract" will be treated as a taxable distribution. In addition, with certain exceptions, a 10% additional income tax penalty will be imposed on the portion of any loan that is included in income. (See "Distributions Other Than Death Benefits from Modified Endowment Contracts," Page 46.)

SURRENDER PRIVILEGE

         You may surrender your Policy for its Cash Surrender Value at any time before the death of the Insured. The Cash Surrender Value is the Accumulated Value minus any Policy loan and accrued interest and less any Surrender Charge. We will calculate the Cash Surrender Value on the Valuation Day we receive, at our Home Office, your signed written surrender request, and the Policy. You may not request a surrender over the telephone. Coverage under the Policy will end on the day you mail or otherwise send your written surrender request and the Policy to us. We will ordinarily mail surrender proceeds to you within seven days of when we receive your request. (See "Other Policy Provisions - Payment of Policy Benefits", Page 40.)

         A surrender may have Federal income tax consequences. (See "Tax Treatment of Policy Benefits," Page 45).

WITHDRAWAL OF CASH SURRENDER VALUE

         You may withdraw a portion of your Policy's Cash Surrender Value at any time before the death of the Insured and, except for employee benefit plans, after the first Policy Anniversary. The minimum amount which you may withdraw is $500, except for employee benefit plans, where the minimum is $100. The maximum Withdrawal is the Cash Surrender Value on the date of receipt of the Withdrawal request, minus three times the Monthly Deduction for the most recent Monthly Policy Date. A Withdrawal Charge will be deducted from the amount of the Withdrawal. For a discussion of the Withdrawal Charge, see "Charges and Deductions - Withdrawal Charge" on Page 32.

         You may specify how you would like us to take a Withdrawal from the Subaccounts of the Separate Account. If you do not so specify, we will take the Withdrawal from the Subaccounts in proportion to the Accumulated Value in each Subaccount. If the Accumulated Value in one or more Subaccounts is insufficient to carry out your instructions, we will not process the Withdrawal until we receive further instructions from you. You may take Withdrawals from the General Account only after the Accumulated Value in the Separate Account has been exhausted.

         The effect of a Withdrawal on the Death Benefit and Face Amount will vary depending upon the Death Benefit Option in effect and whether the Unadjusted Death Benefit is based on the applicable percentage of Accumulated Value. (See "Death Benefit Options," Page 19.)

         Option A. The effect of a Withdrawal on the Face Amount and Unadjusted Death Benefit under Option A can be described as follows:

                  If the Face Amount divided by the applicable percentage of Accumulated Value exceeds the Accumulated Value just after the Withdrawal, a Withdrawal will reduce the Face Amount and the Unadjusted Death Benefit by the lesser of such excess and the amount of the Withdrawal.

                  For the purposes of this illustration (and the following illustrations of Withdrawals), assume that the Attained Age of the Insured is under 40 and there is no indebtedness. The applicable percentage is 250% for an Insured with an Attained Age under 40.

                  Under Option A, a Policy with a Face Amount of $300,000 and an Accumulated Value of $30,000 will have an Unadjusted Death Benefit of $300,000. Assume that you take a Withdrawal of $10,000. The Withdrawal Charge will be $25 and the amount we pay you will be $9,975. The Withdrawal will reduce the Accumulated Value to $20,000 ($30,000 - $10,000) after the Withdrawal. The Face Amount divided by the applicable percentage is $120,000 ($300,000 / 2.50), which exceeds the Accumulated Value after the Withdrawal by $100,000 ($120,000 - $20,000). The lesser of this excess and the amount of the Withdrawal is $10,000, the amount of the Withdrawal. Therefore, the Unadjusted Death Benefit and Face Amount will be reduced by $10,000 to $290,000.

                  If the Face Amount divided by the applicable percentage of Accumulated Value does not exceed the Accumulated Value just after the Withdrawal, then the Face Amount is not reduced. The Unadjusted Death Benefit will be reduced by an amount equal to the reduction in Accumulated Value times the applicable percentage (or equivalently, the Unadjusted Death Benefit is equal to the new Accumulated Value times the applicable percentage).

                  Under Option A, a policy with a Face Amount of $300,000 and an Accumulated Value of $150,000 will have an Unadjusted Death Benefit of $375,000 ($150,000 x 2.50). Assume that you take a Withdrawal of $10,000. The Withdrawal Charge will be $25 and the amount we pay to you will be $9,975. The Withdrawal will reduce the Accumulated Value to $140,000 ($150,000 - $10,000). The Face Amount divided by the applicable percentage is $120,000, which does not exceed the Accumulated Value after the withdrawal. Therefore, the Face Amount stays at $300,000 and the Unadjusted Death Benefit is $350,000 ($140,000 x 2.50).

         Option B. The Face Amount will never be decreased by a Withdrawal. A Withdrawal will, however, always decrease the Death Benefit.

                  If the Unadjusted Death Benefit equals the Face Amount plus the Accumulated Value, a Withdrawal will reduce the Accumulated Value by the amount of the Withdrawal and thus the Unadjusted Death Benefit will also be reduced by the amount of the Withdrawal.

                  Under Option B, a Policy with a Face Amount of $300,000 and an Accumulated Value of $90,000 will have an Unadjusted Death Benefit of $390,000 ($300,000 + $90,000). Assume you take a Withdrawal of
           $20,000. The Withdrawal Charge will be $25 and the amount we pay to you will be $19,975. The Withdrawal will reduce the Accumulated Value to $70,000 ($90,000 - $20,000) and the Unadjusted Death Benefit to $370,000 ($300,000 + $70,000). The Face Amount is unchanged.

                  If the Unadjusted Death Benefit immediately prior to the Withdrawal is based on the applicable percentage of Accumulated Value, the Unadjusted Death Benefit will be reduced to equal the greater of (a) the Face Amount plus the Accumulated Value after deducting the amount of the Withdrawal and Withdrawal Charge and (b) the applicable percentage of Accumulated Value after deducting the amount of the Withdrawal.

                  Under Option B, a Policy with a Face Amount of $300,000 and an Accumulated Value of $210,000 will have an Unadjusted Death Benefit of $525,000 ($210,000 X 2.5). Assume you take a Withdrawal of $60,000. The Withdrawal Charge will be $25 and the amount we pay to you will be $59,975. The Withdrawal will reduce the Accumulated Value to $150,000 ($210,000 - $60,000), and the Unadjusted Death Benefit to the greater of (a) the Face Amount plus the Accumulated Value, or $450,000 ($300,000 + $150,000) and (b) the Unadjusted Death Benefit based on the applicable percentage of the Accumulated Value, or $375,000 ($150,000 X 2.50). Therefore, the Unadjusted Death Benefit will be $450,000. The Face Amount is unchanged.

         Any decrease in Face Amount due to a Withdrawal will first reduce the most recent increase in Face Amount, then the most recent increases, successively, and lastly, the Initial Face Amount.

         Because a Withdrawal can affect the Face Amount and the Unadjusted Death Benefit as described above, a Withdrawal may also affect the Net Amount at Risk which is used to calculate the Cost of Insurance Charge under the Policy. (See "Cost of Insurance Charge," Page 29.) Since a Withdrawal reduces the Accumulated Value, the Cash Surrender Value of the Policy is reduced, thereby increasing the likelihood that the Policy will lapse. (See "Policy Lapse," Page 26.) A request for Withdrawal may not be allowed if such Withdrawal would reduce the Face Amount below the Minimum Face Amount for the Policy. Also, if a Withdrawal would result in cumulative premiums exceeding the maximum premium limitations applicable under the Code for life insurance, we will not allow the Withdrawal.

         You may request a Withdrawal only by sending a signed written request to us at our Home Office. You may not request a Withdrawal over the telephone. We will ordinarily pay a Withdrawal within seven days of receiving at our Home Office a valid Withdrawal request.

         A Withdrawal of Cash Surrender Value may have Federal income tax consequences. (See "Tax Treatment of Policy Benefits," Page 45.)

FREE-LOOK PRIVILEGE

         The Policy provides for a "free-look" period, during which you may cancel the Policy and receive a refund equal to the premiums paid on the Policy. This free-look period ends on the latest of:

         (a) 45 days after Part A of the application for the Policy is signed

         (b)      10 days after you receive the Policy

         (c) 10 days after we mail the Notice of Withdrawal Right to you, or

         (d)      any longer period provided by state law.

To cancel your Policy, you must return it to us or to our agent within the free look period with a written request for cancellation.

TELEPHONE TRANSACTION PRIVILEGE

         If you elect the telephone transaction privilege, either on the application for the Policy or thereafter by written authorization, you may effect changes in premium allocation, transfers, and loans of up to $25,000, and initiate or make changes in Dollar Cost Averaging or Portfolio Rebalancing by providing instructions to us at our Home Office over the telephone. We may suspend telephone transaction privileges at any time, for any reason, if we deem such suspension to be in the best interests of Policy Owners. You may, on the application or by a written authorization, authorize your National Life agent to provide telephone instructions on your behalf.

         We will employ reasonable procedures to confirm that instructions we receive by telephone are genuine. If we follow these procedures, we will not be liable for any losses due to unauthorized or fraudulent instructions. We may be liable for any such losses if we do not follow these reasonable procedures. The procedures to be followed for telephone transfers will include one or more of the following:

         - requiring some form of personal identification prior to acting on instructions received by telephone

         -        providing written confirmation of the transaction, and

         - making a tape recording of the instructions given by telephone.

OTHER TRANSFER RIGHTS

         Transfer Right for Policy. During the first two years following Policy issue, you may, on one occasion, transfer the entire Accumulated Value in the Separate Account to the General Account, without regard to any limits on transfers or free transfers.

         Transfer Right for Change in Investment Policy. If the investment policy of a Subaccount of the Separate Account is materially changed, you may transfer the portion of the Accumulated Value in that Subaccount to another Subaccount or to the General Account, without regard to any limits on transfers or free transfers.

         Exchange Right for Connecticut Residents. For eighteen months after the Date of Issue, Connecticut residents may exchange the Policy for any flexible premium adjustable benefit life insurance policy offered for sale by us, the benefits of which policy do not vary with the investment performance of a separate account. Evidence of insurability will not be required to effect this exchange.

AVAILABLE AUTOMATED FUND MANAGEMENT FEATURES

         We currently offer, at no charge to you, two automated fund management features. Only one of these features may be active for any single Policy at any time. We are not legally obligated to continue to offer these features. Although we have no current intention to do so, we may cease offering one or both these features at any time, after providing 60 days prior written notice to all Owners who are then utilizing the features being discontinued.


     Dollar Cost Averaging. This feature permits you to automatically transfer funds from the Money Market Subaccount to any other Subaccounts on a monthly basis. You may elect Dollar Cost Averaging at issue by marking the appropriate box on the initial application, and completing the appropriate instructions. You may also begin a Dollar Cost Averaging program after issue by filling out similar information on a change request form and sending it to us at our Home Office.

         If you elect this feature, we will take the amount to be transferred from the Money Market Subaccount and transfer it to the Subaccount or Subaccounts designated to receive the funds, each month on the Monthly Policy Date. If you elect Dollar Cost Averaging on your application for the Policy, it will start with the Monthly Policy Date after the date that is 20 days after issue. If you begin a Dollar Cost Averaging program after the free look period is over, it will start on the next Monthly Policy Date. Dollar Cost Averaging will continue until the amount in the Money Market Subaccount is depleted. The minimum monthly transfer by Dollar Cost Averaging is $100, except for the transfer which reduces the amount in the Money Market Subaccount to zero. You may discontinue Dollar Cost Averaging at any time by sending an appropriate change request form to the Home Office. You may not use the dollar cost averaging feature to transfer Accumulated Value to the General Account.

         Dollar Cost Averaging allows you to move funds into the various investment types on a more gradual and systematic basis than the frequency on which you pay premiums. The dollar cost averaging method of investment is designed to reduce the risk of making purchases only when the price of units is high. The periodic investment of the same amount will result in higher numbers of units being purchased when unit prices are lower, and lower numbers of units being purchased when unit prices are higher. This technique will not, however, assure a profit or protect against a loss in declining markets. Moreover, for the dollar cost averaging technique to be effective, amounts should be available for allocation from the Money Market Subaccount through periods of low price levels as well as higher price levels.

         Portfolio Rebalancing. This feature permits you to automatically rebalance the value in the Subaccounts on a semi-annual basis, based on your premium allocation percentages in effect at the time of the rebalancing. You may elect it at issue by marking the appropriate box on the application, or, after issue, by completing a change request form and sending it to our Home Office.

       In Policies utilizing Portfolio Rebalancing from the Date of Issue, an automatic transfer will take place which causes the percentages of the current values in each Subaccount to match the current premium allocation percentages, starting with the Monthly Policy Date six months after the Date of Issue, and then on each Monthly Policy Date six months thereafter. Policies electing Portfolio Rebalancing after issue will have the first automated transfer occur as of the Monthly Policy Date on or next following the date we receive the election at our Home Office, and subsequent rebalancing transfers will occur every six months from that date. You may discontinue Portfolio Rebalancing at any time by submitting an appropriate change request form to us at our Home Office.

         If you change your Policy's premium allocation percentages, Portfolio Rebalancing will automatically be discontinued unless you specifically direct otherwise.

         Portfolio Rebalancing will result in periodic transfers out of Subaccounts that have had relatively favorable investment performance in relation to the other Subaccounts to which a Policy allocates premiums, and into Subaccounts which have had relatively unfavorable investment performance in relation to the other Subaccounts to which the Policy allocates premiums. Portfolio rebalancing does not guarantee a profit or protect against a loss.

POLICY RIGHTS UNDER CERTAIN PLANS

         Policies may be purchased in connection with a plan sponsored by an employer. In such cases, all rights under the Policy rest with the Policy Owner, which may be the employer or other obligor under the plan, and benefits available to participants under the plan will be governed solely by the provisions of the plan. Accordingly, some of the options and elections under the Policy may not be available to participants under the provisions of the plan. In such cases, participants should contact their employers for information regarding the specifics of the plan.


                               THE GENERAL ACCOUNT


         You may allocate some or all of your Net Premiums, and transfer some or all of the Accumulated Value of your Policy to our General Account. We credit interest on Net Premiums and Accumulated Value allocated to the General Account at rates we declare. These rates will not be less than 4%. The principal, after deductions, is also guaranteed. The General Account supports National Life `s insurance and annuity obligations. All assets in the General Account are subject to National Life's general liabilities from business operations.

         The General Account has not, and is not required to be, registered with the SEC under the Securities Act of 1933. The General Account has not been registered as an investment company under the Investment Company Act of 1940. Therefore, the General Account and the interests therein are generally not subject to regulation under the 1933 Act or the 1940 Act. The disclosures relating to this account which are included in this Prospectus are for your information and have not been reviewed by the SEC. However, such disclosures may be subject to certain generally applicable provisions of the Federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

MINIMUM GUARANTEED AND CURRENT INTEREST RATES

         The Accumulated Value not held as Collateral in the General Account is guaranteed to accumulate at a minimum effective annual interest rate of 4%. We may credit the non-loaned Accumulated Value in the General Account with current rates in excess of the minimum guarantee, but we are not obligated to do so. We have no specific formula for determining current interest rates. Since we anticipate changing the current interest rate from time to time, in our sole discretion, allocations to the General Account made at different times are likely to be credited with different current interest rates. We will declare an interest rate each month to apply to amounts allocated or transferred to the General Account in that month. The rate declared on such amounts will remain in effect for twelve months. At the end of the 12-month period, we may declare a new current interest rate on such amounts and accrued interest thereon (which may be a different current interest rate than the current interest rate on new allocations to the General Account on that date). We will determine any interest credited on the amounts in the General Account in excess of the minimum guaranteed rate of 4% per year in our sole discretion. You assume the risk that interest credited may not exceed the guaranteed minimum rate. Amounts allocated to the General Account will not share in the investment performance of our General Account.

         Amounts deducted from the non-loaned Accumulated Value in the General Account for Withdrawals, Policy loans, transfers to the Separate Account, Monthly Deductions or other charges are, for the purpose of crediting interest, accounted for on a last in, first out ("LIFO") method.

         We may change the method of crediting interest from time to time, provided that such changes do not have the effect of reducing the guaranteed rate of interest below 4% per annum or shortening the period for which the interest rate applies to less than 12 months.


        We currently intend to credit interest on non-loaned Accumulated Value in the General Account for Policies in Policy Year 11 and thereafter at rates which are 0.50% per annum higher than those that apply to Policies still in their first ten Policy Years. This enhancement is not guaranteed, however, except in New York and Texas. We may in our sole discretion, upon prior notice to Owners, decide not to credit the enhancement.


         Calculation of Non-loaned Accumulated Value in the General Account. The non-loaned Accumulated Value in the General Account at any time is equal to amounts allocated and transferred to it plus interest credited to it, minus amounts deducted, transferred or withdrawn from it.

TRANSFERS FROM GENERAL ACCOUNT

         We allow only one transfer in each Policy Year from the amount of non-loaned Accumulated Value in the General Account to any or all of the Subaccounts of the Separate Account. The amount you transfer from the General Account may not exceed the greater of 25% of the value of the non-loaned Accumulated Value in such account at the time of transfer, or $1000. We will make the transfer as of the Valuation Day we receive your written or telephone request at our Home Office.

                             OTHER POLICY PROVISIONS


       Indefinite Policy Duration. The Policy can remain in force indefinitely (in New York, Texas and Maryland, however, the Policy matures at Attained Age 99 at which time we will pay the Cash Surrender Value to you in one sum unless you have chosen a Payment Option, and the Policy will terminate). However, for a Policy to remain in force after the Insured reaches Attained Age 99, if the Face Amount plus any Additional Protection Benefit coverage is greater than the Accumulated Value, the Face Amount plus any Additional Protection Benefit coverage will automatically be decreased to the current Accumulated Value. Also, at Attained Age 99 Option B automatically becomes Option A. No premium payments are allowed after Attained Age 99, although loan repayments are allowed. The tax treatment of a Policy's Accumulated Value after Age 100 is unclear, and you may wish to discuss this treatment with a tax advisor.

       New York Policies - Reduced Paid-Up Benefit. Prior to maturity, Owners of Policies issued in New York may elect to continue the Policy in force as paid-up General Account life insurance coverage. All or a portion of the Cash Surrender Value of the Policy will be applied to paid-up life insurance coverage. We will pay in one lump sum any amount of the Cash Surrender Value which you do not apply toward paid-up life insurance coverage. You may thereafter surrender any paid-up General Account life insurance at any time for its value.


       Payment of Policy Benefits. You may decide the form in which we pay Death Benefit proceeds. During the Insured's lifetime, you may arrange for the Death Benefit to be paid in a lump sum or under a Settlement Option. These choices are also available upon surrender of the Policy for its Cash Surrender Value. If you do not make an election, payment will be made in a lump sum. The Beneficiary may also arrange for payment of the Death Benefit in a lump sum or under a Settlement Option. If paid in a lump sum, we will ordinarily pay the Death Benefit to the Beneficiary within seven days after we receive proof of the Insured's death at our Home Office, and all other requirements are satisfied. If paid under a Settlement Option, we will apply the Death Benefit to the Settlement Option within seven days after we receive proof of the Insured's death at our Home Office, and all other requirements are satisfied.

       We will pay interest on the Death Benefit from the date of death until payment is made. The interest rate will be the highest of (a) 4% per annum, (b) any higher rate we declare, or (c) any higher rate required by law.

       We will normally pay proceeds of a surrender, Withdrawal, or Policy loan within seven days of when we receive your written request at our Home Office in a form satisfactory to us.

         We will generally determine the amount of a payment on the Valuation Day we receive all required documents. However, we may defer the determination or payment of such amounts if the date for determining such amounts falls within any period during which:

         (1) the disposal or valuation of a Subaccount's assets is not reasonably practicable because the New York Stock Exchange is closed or conditions are such that, under the SEC's rules and regulations, trading is restricted or an emergency is deemed to exist; or


         (2) except for Policies issued in New York, the SEC by order permits postponement of such actions for the protection of our policyholders.

         We also may defer the determination or payment of amounts from the General Account for up to six months. For Policies issued in New York, if we do not mail or deliver the amounts owed to you within ten days of when we receive your request for payment, we will pay interest on the amount at the rate then in effect under Payment Option 1 - Payment of Interest Only, from the date of our receipt of your request for payment to the date we actually make the payment.


         Transactions will not be processed on the following days: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving, the day after Thanksgiving and Christmas Day. In addition, Premium Payments will not be allocated and transactions will not be effected to the Money Market Subaccount on Columbus Day and Veterans Day.

         We may postpone any payment under the Policy derived from an amount paid by check or draft until we are satisfied that the check or draft has been paid by the bank upon which it was drawn.

         The Contract. The Policy and the application are the entire contract. Only statements made in the application can be used to void the Policy or deny a claim. The statements are considered representations and not warranties. Only one of National Life's duly authorized officers or registrars can agree to change or waive any provisions of the Policy, and only in writing. As a result of differences in applicable state laws, certain provisions of the Policy may vary from state to state.

         Ownership. The Owner is the Insured unless a different Owner is named in the application or thereafter changed. While the Insured is living, the Owner is entitled to exercise any of the rights stated in the Policy or otherwise granted by us. If the Insured and Owner are not the same, and the Owner dies before the Insured, these rights will vest in the estate of the Owner, unless otherwise provided.

         Beneficiary. You designate the Beneficiary in the application for the Policy. You may change the Beneficiary during the Insured's lifetime by sending us a written notice. The interest of any Beneficiary who dies before the Insured shall vest in you unless you otherwise provide.

         Change of Owner and Beneficiary. As long as the Policy is in force, you may change the Owner or Beneficiary by sending us an acceptable written request. The change will take effect as of the date the request is signed, whether or not the Insured is living when we receive the request. We will not be responsible for any payment made or action taken before we receive the written request.

         Split Dollar Arrangements. You may enter into a Split Dollar Arrangement among the Owners or other persons under which the payment of premiums and the right to receive the benefits under the Policy (i.e., Cash Surrender Value or Death Benefit) are split between the parties. There are different ways of allocating such rights.

         For example, an employer and employee might agree that under a Policy on the life of the employee, the employer will pay the premiums and will have the right to receive the Cash Surrender Value. The employee may designate the Beneficiary to receive any Death Benefit in excess of the Cash Surrender Value. If the employee dies while such an arrangement is in effect, the employer would receive from the

Death Benefit the amount which the employer would have been entitled to receive upon surrender of the Policy and the employee's Beneficiary would receive the balance of the proceeds.

         No transfer of Policy rights pursuant to a Split Dollar Arrangement will be binding on us unless it is in writing and received by us. We do not assess any specific charge for Split Dollar Arrangements.


         The IRS has recently issued new guidance affecting Split Dollar Arrangements. Any parties who elect to enter into a Split Dollar Arrangement should consult their own tax advisers regarding the tax consequences of such an arrangement.


         Assignments. You may assign any and all your rights under the Policy. We are not bound by an assignment unless it is in writing and we receive it at our Home Office. We assume no responsibility for determining whether an assignment is valid, or the extent of the assignee's interest. All assignments will be subject to any Policy loan. The interest of any Beneficiary or other person will be subordinate to any assignment. A payee who is not also the Owner may not assign or encumber Policy benefits, and to the extent permitted by applicable law, such benefits are not subject to any legal process for the payment of any claim against the payee.

         Misstatement of Age and Sex. If the age or sex of the Insured at the Date of Issue has been misstated in the application, we will adjust the Accumulated Value of the Policy to be the amount that it would have been had the Cost of Insurance Charges deducted been based on the correct age and sex, or as otherwise required by state law. The adjustment will take place on the Monthly Policy Date on or after the date on which we have proof to our satisfaction of the misstatement. If the Insured has died, we will adjust the Accumulated Value as of the last Monthly Policy Date prior to the Insured's death; however, if the Accumulated Value is insufficient for that adjustment, the amount of the Unadjusted Death Benefit will also be adjusted.

         Suicide. If the Insured dies by suicide, while sane or insane, within two years from the Date of Issue of the Policy (except where state law requires a shorter period), or within two years of the effective date of a reinstatement (unless otherwise required by state law), our liability is limited to the payment to the Beneficiary of a sum equal to the premiums paid less any Policy loan and accrued interest and any Withdrawals (since the date of reinstatement, in the case of a suicide within two years of the effective date of a reinstatement), or other reduced amount provided by state law.

         If the Insured commits suicide within two years (or shorter period required by state law) from the effective date of any Policy change which increases the Unadjusted Death Benefit and for which an application is required, the amount which we will pay with respect to the increase will be the Cost of Insurance Charges previously made for such increase (unless otherwise required by state law).

         Incontestability. The Policy will be incontestable after it has been in force during the Insured's lifetime for two years from the Date of Issue (or such other date as required by state law). Similar incontestability will apply to an increase in Face Amount or reinstatement after it has been in force during the Insured's lifetime for two years from its effective date.

         Before such times, however, we may contest the validity of the Policy (or changes) based on material misstatements in the initial or any subsequent application.


         Arbitration. Except where otherwise required by state law, as in New York, the Policy provides that any controversy under the Policy shall be settled by arbitration in the state of residence of the Owner, in accordance with the rules of the American Arbitration Association or any similar rules to which the parties agree. Any award rendered through arbitration will be final on all parties, and the award may be enforced in court.


         The purpose of the arbitration is to provide an alternative dispute resolution mechanism for investors that may be more efficient and less costly than court litigation. You should be aware, however, that arbitration is, as noted above, final and binding on all parties, and that the right to seek remedies in court is waived, including the right to jury trial. Pre-arbitration discovery is generally more limited than and different from court discovery procedures, and the arbitrator's award is not required to include factual findings or legal reasoning. Any party's right to appeal or to seek modification of rulings by the arbitrators is strictly limited.


       Dividends. The Policy is participating; however, no dividends are expected to be paid on the Policy. If dividends are ever declared, they will be paid in cash, except where otherwise required by state law. At the time of the insured person's death, the Death Benefit will be increased by dividends payable, if any.


         Correspondence. All correspondence to you is deemed to have been sent to you if mailed to you at your last address known to us.

         Settlement Options. In lieu of a single sum payment on death or surrender, you may elect to apply the Death Benefit under any one of the fixed-benefit Settlement Options provided in the Policy. The options are described below.

                  Payment of Interest Only. We will pay interest at a rate of 3.5% per year on the amount of the proceeds retained by us. Upon the earlier of the payee's death or the end of a chosen period, the proceeds retained will be paid to the payee or his or her estate.

                  Payments for a Stated Time. We will make equal monthly payments, based on an interest rate of 3.5% per annum, for the number of years you select.

                  Payments for Life. We will make equal monthly payments, based on an interest rate of 3.5% per annum, for a guaranteed period and thereafter during the life of a chosen person. You may elect guaranteed payment periods for 0, 10, 15, or 20 years, or for a refund period, at the end of which the total payments will equal the proceeds placed under the option.

                  Payments of a Stated Amount. We will make equal monthly payments until the proceeds, with interest at 3.5% per year on the unpaid balance, have been paid in full. The total payments in any year must be at least $10 per month for each thousand dollars of proceeds placed under this option.

                  Life Annuity. We will make equal monthly payments in the same manner as in the above Payments for Life option except that the amount of each payment will be the monthly income provided by our then current settlement rates on the date the proceeds become payable. No additional interest will be paid.

                  Joint and Two Thirds Annuity. We will make equal monthly payments, based on an interest rate of 3.5% per year, while two chosen persons are both living. Upon the death of either, two-thirds of the amount of those payments will continue to be made during the life of the survivor. We may require proof of the ages of the chosen persons.

                  50% Survivor Annuity. We will make equal monthly payments, based on an interest rate of 3.5% per year, during the lifetime of the chosen primary person. Upon the death of the chosen primary person, 50% of the amount of those payments will continue to be made during the lifetime of the secondary chosen person. We may require proof of the ages of the chosen persons.

         We may pay interest in excess of the stated amounts under the first four options listed above, but not the last three. Under the first two, and fourth options above, the payee has the right to change options or to withdraw all or part of the remaining proceeds. For additional information concerning the payment options, see the Policy.

                                OPTIONAL BENEFITS

         You may include the following benefits, which are subject to the restrictions and limitations set forth in the applicable Policy Riders, in your Policy at your option. Election of any of these optional benefits involves an additional cost.


         Additional Protection Benefit. If this rider has been approved in your state, the Additional Protection Benefit Rider may be used to provide a death benefit in addition to the death benefit provided on the Insured by the base policy.

         We will issue this rider for insured persons from ages 0 to 85. This rider is available at issue, or after issue by submitting an application to us with evidence satisfactory to us of insurability. The Additional Protection Benefit amount must be at least $25,000 (at least $5,000 for employee benefit plans), and cannot exceed three times the coverage of the base policy (one times the coverage of the base policy where you have elected the Guaranteed Death Benefit Rider).

         If the Additional Protection Benefit Rider is elected, the definition
of the Unadjusted Death Benefit described on page     will be modified.

         Under Option A the Unadjusted Death Benefit will equal the greater of:

         (c) Face Amount of the base policy plus the Additional Protection Benefit amount; and

         (d)      The Accumulated Value multiplied by the specified percentages.

         The Unadjusted Death Benefit under Option B will equal the greater of:

         (c) Face Amount of the base policy plus the Additional Protection Benefit amount plus the Accumulated Value; and

         (d)      The Accumulated Value multiplied by the specified percentages.

         The monthly cost of this rider is the Additional Protection Benefit amount times a monthly cost of insurance rate that varies by the Insured's Issue Age, sex, Rate Class and duration since issue. We will add this cost to the Monthly Deduction on the Policy.

         Decreases in coverage apply to coverage segments based on effective
date in reverse chronological order as described on page    . With respect to
base coverage and Additional Protection Benefit coverage with the same effective date, decreases will be performed against the Additional Protection Benefit amount first.

         Adding death benefit coverage to the Policy through the use of the Additional Protection Benefit Rider can offer a cost savings over adding coverage to the base Policy. Specifically, there is no surrender charge associated with this rider and the current cost of insurance rates associated with this rider are less than or equal to the current cost of insurance rates for the base Policy. However, except where a particular state has not yet approved the Company's most current form of the Rider, the death benefit coverage provided by the Additional Protection Benefit Rider may lapse if on any Monthly Policy Date the Accumulated Value under the Policy is not sufficient to pay the Monthly Deduction due on that date while the coverage provided by the base Policy is guaranteed not to lapse during the first five Policy Years so long as you pay the Minimum Guarantee Premium. Furthermore, if the coverage provided by the Rider lapses, it may not be reinstated, unlike the base coverage, unless required by a particular state's law. The guaranteed cost of insurance rates associated with this Rider are equal to the guaranteed cost of insurance rates for the base Policy.

       There is no cash or loan value under the Additional Protection Benefit, and the Additional Protection Death Benefit may decrease when the base Policy Death Benefit is increased due to the operation of federal tax requirements. It is possible that the amount of the Additional Protection Death Benefit may be zero if your base Policy Death Benefit increases enough.

         The Additional Protection Benefit rider will terminate on the earliest of:

         -        the date your Policy terminates;

         - any Monthly Policy Date requested, if before that date we receive at our Home Office your written request for termination; or

         - if the Rider lapses because the Accumulated Value is not sufficient to pay a Monthly Deduction, and the required premium is not paid during the Rider's grace period.


         The Rider will not terminate if the Additional Protection Death Benefit becomes zero.


         THE ADDITIONAL PROTECTION BENEFIT RIDER IS NOT AVAILABLE IN NEW YORK.

         Waiver of Monthly Deductions. If you elect the Waiver of Monthly Deductions Rider, we will waive Monthly Deductions against the Policy if the Insured becomes totally disabled, before age 65 and for at least 120 days. If total disability occurs after age 60 and before age 65, then we will waive Monthly Deductions only until the Insured reaches Attained Age 65, or for a period of two years, if longer. The monthly cost of this Rider is based on sex-distinct rates (except for Policies issued in states which require "unisex" policies or in conjunction with employee benefit plans, where the cost of this Rider will not vary by sex) multiplied by the Monthly Deduction on the Policy. We will add this cost to the Monthly Deduction on the Policy.

         Accidental Death Benefit. The Accidental Death Rider provides for an increased Death Benefit in the event that the Insured dies in an accident. If you elect this Rider, we will add the monthly cost of this Rider to the Monthly Deduction on the Policy.

         Guaranteed Insurability Option. This Rider permits you to increase the Face Amount of the Policy, within certain limits, without being required to submit satisfactory proof of insurability at the time of the request for the increase. Again, if you elect this Rider, we will add the monthly cost of this Rider to the Monthly Deduction on the Policy.

         Guaranteed Death Benefit. If you choose this Rider, we will guarantee that the Policy will not lapse prior to the Insured's Attained Age 70, or 20 years from the Date of Issue of the Policy, if longer, regardless of the Policy's investment performance. To keep this Rider in force, you must pay cumulative premiums greater than the Minimum Guarantee Premium from the Date of Issue. The Minimum Guarantee Premium for Policies with the Guaranteed Death Benefit Rider will be higher than for those without the Guaranteed Death Benefit Rider, all other things being equal. We will test the Policy monthly for this qualification, and if not met, we will send you a notice, and you will have 61 days from the date we mailed the notice to pay a premium sufficient to keep the Rider in force. The premium required will be the Minimum Guarantee Premium from the Date of Issue, plus two times the Minimum Monthly Premium, minus premiums previously paid. The Rider will be cancelled if a sufficient premium is not paid during that 61-day period. If cancelled, the Rider cannot be reinstated.

         The cost of the Guaranteed Death Benefit Rider is $0.01 per thousand of Face Amount per month. This Rider is available only at issue, and only for Issue Ages 0-65.

         If while the Guaranteed Death Benefit Rider is in force, the Accumulated Value of the Policy is not sufficient to cover the Monthly Deductions, Monthly Deductions will be made until the Accumulated

Value of the Policy is exhausted, and will thereafter be deferred, and collected at such time as the Policy has positive Accumulated Value.

         If you increase the Face Amount of a Policy subject to the Guaranteed Death Benefit Rider, the Rider's guarantee will extend to the increased Face Amount. This will result in increased Minimum Guarantee Premiums.

         If you have elected both the Waiver of Monthly Deductions Rider and the Guaranteed Death Benefit Rider, and Monthly Deductions are waived because of total disability, then we will also waive the Minimum Guarantee Premiums required to keep the Guaranteed Death Benefit Rider in force during the period that Monthly Deductions are being waived.

         If you wish to keep this Rider in force, you must limit Withdrawals and Policy loans to the excess of premiums paid over the sum of the Minimum Monthly Premiums in effect since the Date of Issue. If you take a Policy loan or Withdrawal for an amount greater than such excess, the Guaranteed Death Benefit Rider will enter a 61-day lapse-pending notification period, and will be cancelled if you do not pay a sufficient premium.

         THE GUARANTEED DEATH BENEFIT RIDER IS NOT AVAILABLE IN TEXAS OR MASSACHUSETTS.


         Rider for Disability Benefit - Payment of Mission Costs. If you are buying your policy through a registered representative who is an agent of Beneficial Life Insurance Company, you may at your option include in your policy the Rider for Disability - Payment of Mission Costs. Election of this benefit involves additional cost.


         This Rider, which is subject to the restrictions and limitations set forth in the Rider, provides a monthly benefit equal to the expenses of any dependent children (under age 30) participating in voluntary mission service, up to a maximum of $375 per month per child, while the Insured is totally disabled. The maximum benefit duration is 24 months for each child. The maximum benefit will be adjusted for inflation at an annual rate of 3%.

         Benefits will be paid when the insured has been continuously disabled for a period of six months due to disabilities occurring prior to age 65. After six months of continuous disability, benefit payments are retroactive to the beginning of the period. Coverage ceases at age 65. For Insureds disabled prior to age 65, benefit eligibility continues until disability ends.

         The monthly cost of this Rider is level, and varies by the age at issue and the sex of the insured (except for Policies issued in states which require "unisex" Policies, where the cost of this Rider will not vary by sex). The cost of the Rider does not vary by the number of dependent children. Depending on the age and sex of the Insured, the monthly cost of the Rider will range from $1.65 to $4.25. The monthly cost oft his Rider will be added to the Monthly Deduction on the Policy.


         THIS RIDER IS NOT AVAILABLE IN ALL STATES.



         Accelerated Care Rider. This Rider provides accelerated death benefits to reimburse expenses incurred by an Insured for qualified long-term care services. In order to qualify for accelerated benefits, the Insured must be chronically ill and satisfy a waiting period. Benefits accelerated under this Rider are not discounted. The face amount of the Rider will determine the total amount of Death Benefit that can be accelerated under the Rider. The Rider face amount will be no greater than the total Face Amount of the Policy up to a maximum of $1,000,000.

         An optional inflation protection feature will be available with this Rider. This feature will increase the amount available for acceleration without increasing the Policy's Death Benefit. As a result, Riders sold with this feature will accelerate the Death Benefit faster than those sold without it.

         All Monthly Deductions will be waived while the Insured is receiving benefits under this Rider. All other charges under the Policy, including the daily Mortality and Expense Risk Charge, will continue to apply. While the Insured is receiving benefits under this Rider, we may require that the Accumulated Value of the Policy be held entirely in the General Account.

         This Rider has been designed to meet federal tax requirements that should allow accelerated care benefit payments to be excluded from gross income. You should consult a tax advisor before adding this Rider to your Policy because guidance with respect to these requirements is limited. See "Tax Consequences
Associated with Accelerated Care and Chronic Care Riders", page    .

         In certain states, we may also offer an accelerated care rider that does not satisfy federal tax requirements to be treated as qualified long-term care ("non-qualifying long-term care rider").

         There will be a monthly cost of insurance charge for this Rider based on the Insured's age, gender, and whether or not the inflation protection option has been elected. If you elect this Rider, we will add the monthly cost of this Rider to the Monthly Deduction on the Policy. The amount of the Monthly Deduction attributable to the cost of this Rider will be treated as a taxable distribution. See "Tax Consequences Associated with Accelerated Care and Chronic
Care Riders", page    .

         This Rider is available at issue, and after issue subject to full medical underwriting. This Rider will not be available in qualified plans. This Rider will terminate if the base Policy terminates, or if you choose to terminate the Rider.

         Subject to approval in your state, this Rider will be available later this year.

         Chronic Care Protection Rider. This Rider provides benefits to pay for expenses incurred by an Insured for qualified long-term care services beyond the date on which payments under an Accelerated Care Rider would terminate because the entire Accelerated Care Rider benefit has been exhausted.

         This Rider includes an optional nonforfeiture provision that provides nonforfeiture benefits for any Insured whose coverage under this Rider lapses after three years.

         An optional inflation protection feature will be available with this Rider. This feature will increase the maximum Rider benefit at an annual effective rate of 5% for the number of whole Policy Years that have elapsed since the effective date of the Rider.

         All Monthly Deductions will be waived while the Insured is receiving benefits under this Rider. All other charges under the Policy, including the daily Mortality and Expense Risk Charge, will continue to apply. While the Insured is receiving benefits under this Rider, we may require that the Accumulated Value of the Policy be held entirely in the General Account.

         This Rider has been designed to meet the federal tax requirements that should allow the payment of benefits to be excluded from gross income. You should consult a tax advisor before adding this Rider to your Policy because guidance with respect to such federal tax requirements is limited. (See "Tax Consequences Associated with Accelerated Care and Chronic Care Protection
Riders," page    ).

         In certain states, we may also offer a chronic care protection non-qualifying long-term care rider.

         There will be a monthly cost of insurance charge for this Rider based on the Insured's age, gender, whether or not the inflation protection option has been elected, and whether or not the nonforfeiture option has been elected. If you elect this Rider, we will add the monthly cost of this Rider to the Monthly Deduction on the Policy. The amount of the monthly deduction attributable to the cost of this Rider will be treated as a taxable distribution. See "Tax Consequences Associated with Accelerated Care and Chronic Care Riders", page .

         This Rider is available at issue, and after issue subject to full medical underwriting. In order to elect this Rider, you must also have elected the Accelerated Care Rider. This Rider will not be available in qualified plans. This Rider will terminate if the base Policy terminates, if the Accelerated Care Rider terminates (not including when you have received the full benefit under that Rider), or if you choose to terminate the Rider.

         Subject to approval in your state, this Rider will be available later this year.

         Accelerated Benefit Rider. This Rider provides an accelerated Death Benefit prior to the death of the Insured in certain circumstances where a terminal illness or chronic illness creates a need for access to the Death Benefit. Benefits accelerated under this Rider are discounted for interest and mortality. This Rider is not available in all states and its terms may vary by state. There is no cost for this Rider. It can be included in a Policy at issue, or it can be added after issue, for Insureds ages 0-85. The maximum amount payable under this Rider is $500,000. An Insured who has chronic illness, as defined in the Rider, may not receive benefits under the Rider for a period of time not to exceed five years after its issue.

         This Rider has been designed to meet the federal tax requirements that will allow accelerated benefits to be excluded from gross income. You should consult a tax advisor regarding the consequences of accelerating the death benefit under this Rider because guidance with respect to such federal tax
requirements is limited. See "Accelerated Benefit Rider," page   )


                        FEDERAL INCOME TAX CONSIDERATIONS

INTRODUCTION

         The following summary provides a general description of the Federal income tax considerations associated with the Policy and does not purport to be complete or to cover all tax situations. This discussion is not intended as tax advice. Counsel or other competent tax advisors should be consulted for more complete information. This discussion is based upon understanding of the present Federal income tax laws. No representation is made as to the likelihood of continuation of the present Federal income tax laws or as to how they may be interpreted by the Internal Revenue Service.

TAX STATUS OF THE POLICY

         In order to qualify as a life insurance contract for Federal income tax purposes and to receive the tax treatment normally accorded life insurance contracts under Federal tax law, a life insurance policy must satisfy certain requirements which are set forth in the Internal Revenue Code. Guidance as to how these requirements are to be applied is limited. Nevertheless, National Life believes that a Policy issued on the basis of a standard rate class should satisfy the applicable requirements. There is less guidance, however, with respect to a policy issued on a substandard basis (i.e., a rate class involving higher than standard mortality risk) and it is not clear whether such a policy will in all cases satisfy the applicable requirements, particularly if the Owner pays the full amount of premiums permitted under the Policy. Nevertheless, National Life believes it reasonable to conclude that such a Policy should be treated as a life insurance contract for Federal income tax purposes. If it is subsequently determined that a Policy does not satisfy the applicable requirements, National Life may take appropriate steps to bring the policy into compliance with such requirements and National Life reserves the right to modify the policy as necessary in order to do so.

         In certain circumstances, owners of variable life insurance policies have been considered for Federal income tax purposes to be the owners of the assets of separate accounts supporting their contracts due to their ability to exercise investment control over those assets. Where this is the case, the policy owners have been currently taxed on income and gains attributable to separate account assets. There is little guidance in this area, and some features of the policy, such as the flexibility of Policy Owners to allocate premium payments and Accumulated Values, have not been explicitly addressed in published rulings. While National Life believes that the policy does not give Policy Owners investment control over Separate Account assets, we reserve the right to modify the policy as necessary to prevent the Policy Owner from being treated as the owner of the Separate Account assets supporting the Policy.

         In addition, the Code requires that the investments of the Separate Account be "adequately diversified" in order for the policy to be treated as a life insurance contract for Federal income tax purposes. It is intended that the Separate Account, through the Funds, will satisfy these diversification requirements.

         The following discussion assumes that the Policy will qualify as a life insurance contract for Federal income tax purposes.

TAX TREATMENT OF POLICY BENEFITS

         In General. National Life believes that the death benefit under a Policy should be excludible from the gross income of the beneficiary. Federal, state and local estate, inheritance, transfer, and other tax consequences of ownership or receipt of Policy proceeds depend on the circumstances of each Policy Owner or beneficiary. A tax advisor should be consulted on these consequences.


         Depending on the circumstances, the exchange of a Policy, an increase or decrease of a Policy's Face Amount, a change in the Policy's Death Benefit Option (i.e., a change from Death Benefit Option A to Death Benefit Option B or vice versa, a Policy loan, a Withdrawal, a surrender, a change in ownership, or an assignment of the Policy) may have Federal income tax consequences. A tax advisor should be consulted before effecting any of these policy changes.


         Generally, as long as you are not subject to the Alternative Minimum Tax, you will not be deemed to be in constructive receipt of the Account Value, including increments thereof, until there is a distribution. The tax consequences of distributions from, and loans taken from or secured by, a Policy depend upon whether the Policy is classified as a "Modified Endowment Contract". Whether a Policy is or is not a Modified Endowment Contract, upon a complete surrender or lapse of a Policy or when benefits are paid at a Policy's maturity date, if the amount received plus the amount of indebtedness exceeds the total investment in the Policy, the excess will generally be treated as ordinary income subject to tax.

         Modified Endowment Contracts. Under the Internal Revenue Code, certain life insurance contracts are classified as "Modified Endowment Contracts," with less favorable tax treatment than other life insurance contracts. Due to the flexibility of the Policy as to premium payments and benefits, the individual circumstances of each Policy will determine whether it is classified as a Modified Endowment Contract. The rules are too complex to be summarized here, but generally depend on the amount of premium payments made during the first seven policy years. Certain changes in a policy after it is issued could also cause it to be classified as a Modified Endowment Contract. A current or prospective Policy Owner should consult with a competent advisor to determine whether a policy transaction will cause the Policy to be classified as a Modified Endowment Contract.

         Distributions Other Than Death Benefits from Modified Endowment Contracts. Policies classified as Modified Endowment Contracts are subject to the following tax rules:

         (1) All distributions other than death benefits from a Modified Endowment Contract, including distributions upon surrender and withdrawals, will be treated first as distributions of gain taxable as ordinary income and as tax-free recovery of the Policy Owner's investment in the Policy only after all gain has been distributed.

         (2) Loans taken from or secured by a Policy classified as a Modified Endowment Contract are treated as distributions and taxed accordingly.

         (3) A 10 percent additional income tax is imposed on the amount subject to tax except where the distribution or loan is made when the Policy Owner has attained age 59 1/2 or is disabled, or where the distribution is part of a series of substantially equal periodic payments for the life (or life expectancy) of the Policy Owner or the joint lives (or joint life expectancies) of the Policy Owner and the Policy Owner's beneficiary or designated beneficiary.

         If a Contract becomes a modified endowment contract, distributions that occur during the contract year will be taxed as distributions from a modified endowment contract. In addition, distributions from a Contract within two years before it becomes a modified endowment contract will be taxed in this manner. This means that a distribution made from a Contract that is not a modified endowment contract could later become taxable as a distribution from a modified endowment contract.

         Distributions Other Than Death Benefits from Policies that are not Modified Endowment Contracts. Distributions other than death benefits from a Policy that is not classified as a Modified Endowment Contract are generally treated first as a recovery of the Policy Owner's investment in the policy and only after the recovery of all investment in the policy as taxable income. However, certain distributions which must be made in order to enable the Policy to continue to qualify as a life insurance contract for Federal income tax purposes if policy benefits are reduced during the first 15 policy years may be treated in whole or in part as ordinary income subject to tax.

         Loans from or secured by a Policy that is not classified as a Modified Endowment Contract are generally not treated as distributions. However, the tax consequences associated with preferred Policy loans is less clear and a tax adviser should be consulted about such loans.

         Finally, neither distributions from nor loans from or secured by a Policy that is not a Modified Endowment Contract are subject to the 10 percent additional income tax.

         Investment in the Policy. Your investment in the Policy is generally your aggregate premium payments. When a distribution is taken from the Policy, your investment in the Policy is reduced by the amount of the distribution that is tax-free.

         Policy Loan Interest. In general, interest paid on any loan under a Policy will not be deductible.

         Multiple Policies. All Modified Endowment Contracts that are issued by National Life (or its affiliates) to the same Policy Owner during any calendar year are treated as one Modified Endowment Contract for purposes of determining the amount includible in the Policy Owner's income when a taxable distribution occurs.

         Business Uses of the Policy. Businesses can use the Policy in various arrangements, including nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, tax exempt and nonexempt welfare benefit plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances. If you are purchasing the Policy for any arrangement the value of which depends in part on its tax consequences, you should consult a qualified tax adviser. In recent years, moreover, Congress has adopted new rules relating to life insurance owned by businesses. Any business contemplating the purchase of a new Policy or a change in an existing Policy should consult a tax adviser.


         Accelerated Benefit Rider. We believe that payments received under the accelerated benefit rider should be excludable from the gross income of the beneficiary if the beneficiary is the Insured under the Policy. However, you should consult a qualified tax adviser about the consequences of adding this Rider to a Policy or requesting payment under this Rider because guidance with respect to the tax treatment of this Rider is limited.


         Continuation Beyond Age 100. The tax consequences of continuing the Policy beyond the Insured's 100th year are unclear. You should consult a tax adviser if you intend to keep the Policy in force beyond the Insured's 100th year.


TAX CONSEQUENCES ASSOCIATED WITH ACCELERATED CARE AND CHRONIC CARE RIDERS

         We believe that benefits payable under the Accelerated Care Rider and the Chronic Care Protection Rider should be excludable from gross income under the Internal Revenue Code (the "Code"). The exclusion of these benefit payments from taxable income, however, is contingent on each Rider meeting specific requirements under the Code. While guidance is limited, we believe that the Accelerated Care and Chronic Care Protection Riders should each satisfy these requirements.

         In certain states, however, we may also offer long term care riders that do not satisfy the requirements of the Code to be treated as qualified long-term care ("nonqualifying long-term care riders"). Because the federal tax consequences associated with benefits paid under nonqualifying long-term care riders are unclear, you should consult a tax adviser regarding the tax implications of adding nonqualifying long-term care riders to your Policy. We will advise you whether we intend for your rider to be nonqualifying.

         You will be deemed to have received a distribution for tax purposes each time a deduction is made from your Policy Accumulated Value to pay charges for the Accelerated Care Rider, the Chronic Care Protection Rider, or any nonqualifying long-term care rider. The distribution will generally be taxed in the same manner as any other distribution under the Policy. (See "Distributions Other Than Death Benefits from Policies that are not Modified Endowment Contracts," page __ and "Distributions Other Than Death Benefits from Policies that are Modified Endowment Contracts." page __)


SPECIAL RULES FOR EMPLOYEE BENEFIT PLANS

         If a trustee under a pension or profit-sharing plan, or similar deferred compensation arrangement, owns a Policy, the Federal and state income and estate tax consequences could differ. A tax adviser should be consulted with respect to such consequences. Policies owned under these types of plans may also be subject to restrictions under the Employee Retirement Income Security Act of 1974 ("ERISA"). You should consult a qualified adviser regarding ERISA.

         The amounts of life insurance that may be purchased on behalf of a participant in a pension or profit-sharing plan are limited.

         The current cost of insurance for the net amount at risk is treated as a "current fringe benefit" and must be included annually in the plan participant's gross income. We report this cost (generally referred to as the "P.S. 58" cost) to the participant annually.

         If the plan participant dies while covered by the plan and the Policy proceeds are paid to the participant's beneficiary, then the excess of the death benefit over the Accumulated Value is not taxable. However, the Accumulated Value will generally be taxable to the extent it exceeds the participant's cost basis in the Policy.

POSSIBLE TAX LAW CHANGES

         Although the likelihood of legislative changes is uncertain, there is always the possibility that the tax treatment of the policy could change by legislation or otherwise. Consult a tax adviser with respect to legislative developments and their effect on the Policy.

POSSIBLE CHARGES FOR NATIONAL LIFE'S TAXES

         At the present time, National Life makes no charge for any Federal, state or local taxes (other than the charge for state premium taxes and the DAC tax) that may be attributable to the Subaccounts or to the policies. National Life reserves the right to charge the Subaccounts for any future taxes or economic burden National Life may incur.

           POLICIES ISSUED IN CONJUNCTION WITH EMPLOYEE BENEFIT PLANS

         Policies may be acquired in conjunction with employee benefit plans, including the funding of qualified pension plans meeting the requirements of
Section 401 of the Code.

         For employee benefit plan Policies, the maximum cost of insurance rates used to determine the monthly Cost of Insurance Charge are based on the Commissioners' 1980 Standard Ordinary Mortality Tables NB and SB. Under these Tables, mortality rates are the same for male and female Insureds of a particular Attained Age and Rate Class. (See "Cost of Insurance Charge," Page 29.)

         Illustrations reflecting the premiums and charges for employee benefit plan Policies will be provided upon request to purchasers of such Policies.

         There is no provision for misstatement of sex in the employee benefit plan Policies. (See "Misstatement of Age and Sex," Page 41.) Also, the rates used to determine the amount payable under a particular Settlement Option will be the same for male and female Insureds. (See "Settlement Options," Page 42.)

              LEGAL DEVELOPMENTS REGARDING UNISEX ACTUARIAL TABLES

         In 1983, the United States Supreme Court held in Arizona Governing Committee v. Norris that optional annuity benefits provided under an employee's deferred compensation plan could not, under Title VII of the Civil Rights Act of 1964, vary between men and women on the basis of sex. In that case, the Court applied its decision only to benefits derived from contributions made on or after August 1, 1983. Subsequent decisions of lower federal courts indicate that in other factual circumstances the Title VII prohibition of sex-distinct benefits may apply at an earlier date. In addition, legislative, regulatory, or decisional authority of some states may prohibit use of sex-distinct mortality tables under certain circumstances. The Policies offered by this Prospectus, other than Policies issued in states which require "unisex" policies (currently Montana) and employee benefit plan Policies (see "Policies Issued in Conjunction with Employee Benefit Plans," Page 48) are based upon actuarial tables which distinguish between men and women and, thus, the Policy provides different benefits to men and women of the same age. Accordingly, employers and employee organizations should consider, in consultation with legal counsel, the impact of these authorities on any employment-related insurance or benefits program before purchasing the Policy and in determining whether an employee benefit plan Policy is appropriate.

                                  VOTING RIGHTS


         We will invest all of the assets held in the Subaccounts of the Separate Account in shares of corresponding Portfolios of the Funds. The Funds do not hold routine annual shareholders' meetings. Shareholders' meetings will be called whenever each Fund believes that it is necessary to vote to elect the Board of Directors of the Fund and to vote upon certain other matters that are required to be approved or ratified by the shareholders of a mutual fund.

         We are the legal owner of Fund shares and as such have the right to vote upon any matter that may be voted upon at a shareholders' meeting. However, in accordance with the SEC's view of present applicable law, we will vote the shares of the Funds at meetings of the shareholders of the appropriate Fund or Portfolio in accordance with instructions of Policy Owners. We will vote Fund shares held in each Subaccount of the Separate Account for which Owners do not send timely instructions in the same proportion as those shares in that Subaccount for which instructions are received.

         If you have a voting interest, we will send you proxy material and a form for giving voting instructions. You may vote, by proxy or in person, only as to the Portfolios that correspond to the Subaccounts in which your Policy values are allocated. We will determine the number of shares held in each Subaccount attributable to a Policy for which you may provide voting instructions by dividing the Policy's Accumulated Value in that account by the net asset value of one share of the corresponding Portfolio as of the record date for the shareholder meeting. We will count fractional shares. For each share of a Portfolio for which Owners have no interest, we will cast votes, for or against any matter, in the same proportion as Owners provide voting instructions.

         If required by state insurance officials, we may disregard voting instructions if they would require shares to be voted so as to cause a change in the investment objectives or policies of one or more of the Portfolios, or to approve or disapprove an investment policy or investment adviser of one or more of the Portfolios. In addition, we may disregard voting instructions in favor of certain changes initiated by an Owner or the Fund's Board of Directors if our disapproval of the change is reasonable and is based on a good faith determination that the change would be contrary to state law or otherwise inappropriate, considering the portfolio's objectives and purposes, and the effect the change would have on us. If we disregard voting instructions, we will advise you of that action and our reasons in the next semi-annual report to Owners.

         Shares of the Funds are currently being offered to variable life insurance and variable annuity separate accounts of life insurance companies other than National Life that are not affiliated with National Life. National Life understands that shares of these Funds also will be voted by such other life insurance companies in accordance with instructions from their policyholders invested in such separate accounts. This will dilute the effect of your voting instructions.

                CHANGES IN APPLICABLE LAW, FUNDING AND OTHERWISE

         The voting rights described in this Prospectus are created under applicable Federal securities laws. If changes in these laws or regulations eliminate the necessity to solicit your voting instructions or restrict such voting rights, we may proceed in accordance with these laws or regulations.

         We may also take the steps listed below, if we feel such an action is reasonably necessary. In doing so we would comply with all applicable laws, including approval of Owners, if so required:

         (1) to make changes in the form of the Separate Account, if in our judgment such changes would serve the interests of Owners or would be appropriate in carrying out the purposes of the Policies, for example:

                  (i) operating the Separate Account as a management company under the 1940 Act

                  (ii) deregistering the Separate Account under the 1940 Act if registration is no longer required

                  (iii)    combining or substituting separate accounts

                  (iv) transferring the assets of the Separate Account to another separate account or to the General Account

                  (v) making changes necessary to comply with, obtain or continue any exemptions from the 1940 Act; or

                  (vi) making other technical changes in the Policy to conform with any action described herein;

         (2) if in our judgment a Portfolio no longer suits the investment goals of the Policy, or if tax or marketing conditions so warrant, to substitute shares of another investment portfolio for shares of such Portfolio (the new Portfolio may have higher fees and expenses than the ones they replaced);

         (3) to eliminate, combine, or substitute Subaccounts and establish new Subaccounts, if in its judgment marketing needs, tax considerations, or investment conditions so warrant (the new Subaccounts may not be available in all classes of Policies);

         (4) to transfer assets from a Subaccount to another Subaccount or separate account if the transfer in our judgment would best serve interests of Policy Owners or would be appropriate in carrying out the purposes of the Policies; and

         (5) to modify the provisions of the Policies to comply with applicable laws.

         We have reserved all rights in respect of our corporate name and any part thereof, including without limitation the right to withdraw its use and to grant its use to one or more other separate accounts and other entities.

         If your Policy has Accumulated Value in a Subaccount that is eliminated, we will give you at least 30 days notice before the elimination, and will request that you name the Subaccount or Subaccounts (or the General Account) to which the Accumulated Value in that Subaccount should be transferred. If you do not name a new Subaccount, then we will use the Money Market Subaccount. In any case, if in the future we impose a transfer charge or establish limits on the number of transfers or free transfers, no charge will be made for this transfer, and it will not count toward any limit on transfers or free transfers.


                     OFFICERS AND DIRECTORS OF NATIONAL LIFE


         The officers and directors of National Life, as well as their principal occupations during the past five years, are listed below.

                                                     PRINCIPAL OCCUPATION
NAME AND POSITION                                    DURING THE PAST FIVE YEARS
----------------------------                         ---------------------------------------
Patrick E. Welch                                     1997 to present - Chairman of the Board
      Chairman of the Board,                         and Chief Executive Officer; 1992 to 1997 -
      Chief Executive Officer                        Chairman of the Board, Chief Executive
                                                     Officer and President of GNA Corporation.

Thomas H. MacLeay                                    1996 to Present - President and Chief
      President, Chief                               Operating Officer; 1993 to 1996 -

      Operating Officer,                             Executive Vice President & Chief
      and Director                                   Financial Officer.

Robert E. Boardman                                   1994 to present - Chairman of Hickok &
      Director                                       Boardman Financial Network
                                                     1967 to present - President of Hickok & Boardman Realty, Inc.

Earle H. Harbison, Jr.                               1993 to present:  Chairman of
      Director                                       Harbison Walker, Inc.

A. Gary Shilling                                     1978 to present - President of A.
      Director                                       Gary Shilling & Company, Inc.


James A. Mallon                                      1998 to present:  Executive Vice President
      Executive Vice President                       & Chief Marketing Officer; 1996 to 1998:
      Chief Marketing Officer                        President & Chief Executive Officer - Integon
                                                     Life Insurance Corporation; 1993 to 1996:  Senior
                                                     Vice President & Chief Marketing Officer - Commercial
                                                     Union Life Insurance Company of America.

William A. Smith                                     1998 to present:  Executive Vice President & Chief
         Executive Vice President &                  Financial Officer; 1994 to 1998 - Vice President and
         Chief Financial Officer                     Controller, American Express Financial Advisors; 1991 to
                                                     1994 - Vice President and Chief Financial Officer of ACUMA, Ltd.

Rodney A. Buck                                       2000 to present - Executive Vice President and Chief
      Executive Vice President and                   Investment Officer; 1996 to 2000 - Senior Vice
      Chief Investment Officer                       President and Chief Investment Officer; 1996 to present -
                                                     Chairman, President & Chief Executive Officer, National
                                                     Life Investment Management Company, Inc. ("NLIMC");
                                                     1998 to present - Chief Executive Office - Sentinel
                                                     Advisors Company ("SAC"); 1987 to 1997 - Senior Vice President - SAC.

Gregory H. Doremus                                   1998 to present:  Senior Vice President -
      Senior Vice President - New                    New Business & Customer Services; 1994 to 1998 -
      Business & Customer Services                   Vice President - Customer Services


Michele S. Gatto                                     1999 to present:  Senior Vice President & General
      Senior Vice President &                        Counsel; 1997 to 1999 -  Vice President, General Counsel
      General Counsel                                and Secretary, Massachusetts Casualty Insurance
                                                     Company; 1986 to 1997 - Vice President, Assistant
                                                     General Counsel, Assistant Secretary/Treasurer, and other
                                                     legal positions, The Paul Revere Corporation

Charles C. Kittredge                                 2000 to present: Senior Vice President - Marketing
      Senior Vice President - Marketing              Development and Operations; 1997 to 2000:  Senior Vice
      Development and Operations                     President - Sales and Distribution;  1993 to 1997: - Vice
                                                     President -Agency Financial Planning & Services

Wade H. Mayo                                         2000 to present: Senior Vice President; 1993 to
      Senior Vice President                          present: President and Chief Executive Officer - Life
                                                     Insurance Company of the Southwest ("LSW"); 1996 to
                                                     present: President - LSW National Holdings, Inc.1989 to
                                                     present: President & Director - Insurance Investors Life
                                                     Insurance Company


Joseph A. Miller                                     2000 to present: Senior Vice President; 1997 to
      Senior Vice President                          2000: Vice President & Director of Agencies;
                                                     1990 to 1997: Vice President - Southern Regional Office


Michael A. Tahan                                     1998 to present: Senior Vice President & Chief
      Senior Vice President &                        Information Officer; 1991 to 1998 - First Vice President
      Chief Information Officer                      & Chief Information Officer-Merrill Lynch Asset
                                                     Management



                            DISTRIBUTION OF POLICIES

         We sell Policies through agents who are licensed by state insurance authorities to sell our variable life insurance policies, and who are also registered representatives of Equity Services, Inc. ("ESI") or registered representatives of broker/dealers who have Selling Agreements with ESI. ESI, whose address is National Life Drive, Montpelier, Vermont 05604, is a registered broker/dealer under the Securities Exchange Act of 1934 (the "1934 Act") and a member of the National Association of Securities Dealers, Inc. (the "NASD"). ESI is an indirect wholly-owned subsidiary of National Life, formed on October 7, 1968. ESI acts as the principal underwriter, as defined in the 1940 Act, of the Policies, and for the Separate Account pursuant to an Underwriting Agreement to which the Separate Account, ESI and National Life are parties.

         National Life has sought approval to sell the Policies in all states and the District of Columbia. However, all approvals may not be obtained. The Policies are offered and sold only in those states where their sale is lawful.


         The directors of ESI are Thomas H. MacLeay, Rodney A. Buck, and
William A. Smith all of whose principal occupations are disclosed under "Directors and Officers of National Life" above, and Joseph M. Rob, the Chairman and Chief Executive Officer of ESI. ESI's other officers are:



         Kenneth R. Ehinger                  President & Chief Operating Officer
         John M. Grab, Jr.                   Senior Vice President & Chief Financial Officer
         Stephen A. Englese                  Senior Vice President - Financial Products
         Gregory D. Teese                    Vice President - Compliance
         Budd A. Shedaker                    Assistant Vice President - Communications
         D. Russell Morgan                   Counsel
         Sharon E. Bernard                   Treasurer & Controller
         James K. McQueston                  Secretary


         The principal business address of all these individuals is National Life Drive, Montpelier, Vermont 05604.

         We do the insurance underwriting , determine a proposed Insured's Rate Class, and determine whether to accept or reject an application for a Policy. We will refund any premiums paid if a Policy ultimately is not issued or will refund the applicable amount if the Policy is returned under the free look provision.

         Agents who are ESI registered representatives are compensated for sales of the Policies on a commission basis and with other forms of compensation. During the first Policy Year, agent commissions will not be more than 50% of the premiums paid up to a target amount (which is a function of Face Amount, and which is used primarily to determine commission payments) and 3% of the premiums paid in excess of that amount. For Policy Years 2 through 10, the agent commissions will not be more than 4% of the premiums paid up to the target amount, and 3% of premiums paid in excess of that amount. For Policy year 11 and thereafter, agent commissions will be 1.5% of all premiums paid. For premiums received in the year following an increase in Face Amount and attributable to the increase, agent commissions will not be more than 48.5% up to the target amount for the increase. Full time agents of National Life who achieve specified annual sales goals may be eligible for compensation in addition to the amounts stated above.

         Dealers other than ESI will receive gross dealer concessions during the first Policy Year of 85% of the premiums paid up to the target amount and 4% of the premiums paid in excess of that amount. For Policy Years 2 through 10, the gross dealer concession will not be more than 4% of the premiums paid. For Policy Year 11 and thereafter, the gross dealer concession will be 1.5% of all premiums paid. For premiums received in the year following an increase in Face Amount and attributable to the increase, the gross dealer concession will not be more than 50% up to the target amount for the increase. The aggregate amounts of sales load received by ESI in connection with the Policies in 1997, 1998 and 1999 were $31,525.99, $189,078.86 and $239,093.31, respectively.

                                 POLICY REPORTS


         Once each Policy Year, we will send you a statement describing the status of the Policy, including setting forth:

         -        the Face Amount

         -        the current Death Benefit

         -        any Policy loans and accrued interest

         -        the current Accumulated Value

         -        the non-loaned Accumulated Value in the General Account

         -        the amount held as Collateral in the General Account

         -        the value in each Subaccount of the Separate Account

         -        premiums paid since the last report

         -        charges deducted since the last report

         -        any Withdrawals since the last report, and

         -        the current Cash Surrender Value.

         In addition, we will send you a statement showing the status of the Policy following the transfer of amounts from one Subaccount of a Separate Account to another, the taking out of a loan, a repayment of a loan, a Withdrawal and the payment of any premiums (excluding those paid by bank draft or otherwise under the Automatic Payment Plan).

         We will send you a semi-annual report containing the financial statements of each Fund in which your Policy has Accumulated Value, as required by the 1940 Act.

                                STATE REGULATION

         We are subject to regulation and supervision by the Department of Banking, Insurance, Securities and Health Care Administration of the State of Vermont, which periodically examines our affairs. We are also subject to the insurance laws and regulations of all jurisdictions where we are authorized to do business. We have filed a copy of the Policy form with, and where required obtained an approval by, insurance officials in each jurisdiction where the Policies are sold. We are required to submit annual statements of our operations, including financial statements, to the insurance departments of the various jurisdictions in which we do business for the purposes of determining solvency and compliance with local insurance laws and regulations.

                   INSURANCE MARKETPLACE STANDARDS ASSOCIATION

         National Life Insurance Company is a member of the Insurance Marketplace Standards Association ("IMSA"), and as such may include the IMSA logo and information about IMSA membership in its advertisements. Companies that belong to IMSA subscribe to a set of ethical standards covering the various aspects of sales and service for individually sold life insurance and annuities.

                                     EXPERTS


         The Financial Statements listed on Page F-1 have been included in this Prospectus, in reliance on the reports of independent accountants, given on the authority of that firm as experts in accounting and auditing.


         Actuarial matters included in the Prospectus have been examined by Elizabeth H. MacGowan, F.S.A. MAAA, Actuary - Product Development of National Life.

                                  LEGAL MATTERS

         Sutherland, Asbill & Brennan LLP of Washington, D.C. has provided advice on legal matters relating to certain aspects of Federal securities law applicable to the issue and sale of the Policies. Matters of Vermont law pertaining to the Policies, including National Life's right to issue the Policies and its qualification to do so under applicable laws and regulations issued thereunder, have been passed upon by Michele S. Gatto, Senior Vice President and General Counsel of National Life.

         The Separate Account is not a party to any litigation. There are no material legal proceedings involving National Life which are likely to have a material adverse effect upon the Separate Account or upon the ability of National Life to meet its obligations under the Policies. ESI is not engaged in any litigation of any material nature. The Company, like other life insurance companies, is involved in lawsuits, including class action lawsuits. In some class action and other lawsuits involving insurance companies, substantial damages have been sought and/or material settlement payments have been made. Although the Company cannot predict the outcome of any litigation with certainty, the Company believes that at the present time, there are no pending or threatened lawsuits that are reasonably likely to have a material adverse impact on it or the Variable Account.


                              FINANCIAL STATEMENTS

         The financial statements of National Life and of the relevant Subaccounts of the Separate Account appear on the following pages. The financial statements of National Life should be distinguished from the financial statements of the Separate Account and should be considered only as bearing upon National Life's ability to meet its obligations under the Policies.

                                    GLOSSARY

ACCUMULATED VALUE          The sum of the Policy's values in the Separate
                           Account and the General Account.


ATTAINED AGE               The Issue Age of the Insured plus the number of full
                           Policy Years which have passed since the Date of Issue.

BENEFICIARY                The person(s) or entity(ies) designated to receive
                           all or some of the Death Benefit when the Insured dies. The Beneficiary is designated in the application or if subsequently changed, as shown in the latest change filed with National Life. The interest of any Beneficiary who dies before the Insured shall vest in the Owner unless otherwise stated.

CASH SURRENDER VALUE       The Accumulated Value minus any applicable Surrender
                           Charge, and minus any outstanding Policy loans and accrued interest on such loans.

COLLATERAL                 The portion of the Accumulated Value in the General
                           Account which secures the amount of any Policy loan.

DAC TAX A tax attributable to Specified Policy Acquisition Expenses under Internal Revenue Code Section 848.

DATE OF ISSUE              The date on which the Policy is issued, which is set
                           forth in the Policy. It is used to determine Policy
                           Years, Policy Months and Monthly Policy Dates, as well as to measure suicide and contestable periods.

DEATH BENEFIT              The Policy's Unadjusted Death Benefit, plus any
                           relevant additional benefits provided by a supplementary benefit Rider, less any outstanding
                           Policy loan and accrued interest, and less any unpaid
                           Monthly Deductions.

DURATION The number of full years the insurance has been in force; for the Initial Face Amount, measured from the Date of Issue; for any increase in Face Amount, measured from the effective date of such increase.

FACE AMOUNT                The Initial Face Amount plus any increases in Face
                           Amount and minus any decreases in Face Amount.

GENERAL ACCOUNT            The account which holds the assets of National Life
                           which are available to support its insurance and annuity obligations.

GRACE PERIOD               A 61-day period measured from the date on which
                           notice of pending lapse is sent by National Life, during which the Policy will not lapse and insurance coverage continues. To prevent lapse, the Owner must during the Grace Period make a premium payment equal to the sum of any amount by which the past Monthly
                           Deductions have been in excess of Cash Surrender
                           Value, plus three times the Monthly Deduction due the date the Grace Period began.

GUARANTEED DEATH BENEFIT
RIDER An optional Rider that will guarantee that the Policy will not lapse prior to Attained Age 70, or 20 years from the Policy's Date of Issue, if longer, regardless of investment performance, if the Minimum Guarantee Premium has been paid as of each Monthly Policy Date.

HOME OFFICE                National Life's Home Office at National Life Drive,
                           Montpelier, Vermont 05604.

INITIAL FACE AMOUNT        The Face Amount of the Policy on the Date of Issue.
                           The Face Amount may be increased or decreased after the first Policy Year.

INSURED                    The person upon whose life the Policy is issued.

ISSUE AGE                  The age of the Insured at his or her birthday nearest
                           the Date of Issue. The Issue Age is stated in the Policy.

MINIMUM FACE AMOUNT        The Minimum Face Amount is generally $50,000.
                           However, exceptions may be made in employee benefit plan cases.

MINIMUM GUARANTEE PREMIUM  The sum of the Minimum Monthly Premiums in effect on each Monthly Policy Date since the Date of Issue (including the current month), plus all Withdrawals and outstanding Policy loans and accrued interest.

MINIMUM INITIAL PREMIUM    The minimum premium required to issue a Policy. It is
                           equal to the Minimum Monthly Premium.

MINIMUM MONTHLY PREMIUM    The monthly amount used to determine the Minimum
                           Guarantee Premium. This amount, which includes any substandard charges and any applicable Rider charges, is determined separately for each Policy, based on the requested Initial Face Amount, and the Issue Age, sex and Rate Class of the Insured, and the Death
                           Benefit Option and any optional benefits selected. It is stated in each Policy.


MONTHLY ADMINISTRATIVE
CHARGE A charge of $7.50 per month included in the Monthly Deduction, which is intended to reimburse National Life for ordinary administrative expenses. In Texas and New York, this charge may be increased, but will never exceed $7.50 plus $0.07 per $1000 of Face Amount.


MONTHLY DEDUCTION          The amount deducted from the Accumulated Value on
                           each Monthly Policy Date. It includes the Monthly
                           Administrative Charge, the Cost of Insurance Charge, and the monthly cost of any benefits provided by Riders.

MONTHLY POLICY DATE        The day in each calendar month which is the same day
                           of the month as the Date of Issue, or the last day of any month having no such date, except that whenever the Monthly Policy Date would otherwise fall on a date other than a Valuation Day, the Monthly Policy
                           Date will be deemed to be the next Valuation Day.

NET AMOUNT AT RISK         The amount by which the Unadjusted Death Benefit
                           exceeds the Accumulated Value.

NET PREMIUM                The remainder of a premium after the deduction of the
                           Premium Tax Charge.

OWNER The person(s) or entity(ies) entitled to exercise the rights granted in the Policy.

PLANNED PERIODIC PREMIUM   The premium amount which the Owner plans to pay at
                           the frequency selected. The Owner may request a reminder notice and may change the amount of the Planned Periodic Premium. The Owner is not required to pay the designated amount.

POLICY ANNIVERSARY         The same day and month as the Date of Issue in each
                           later year.

POLICY YEAR                A year that starts on the Date of Issue or on a
                           Policy Anniversary.

PREMIUM TAX CHARGE         A charge deducted from each premium payment to cover
                           the cost of state and local premium taxes, and the federal DAC Tax.


RATE CLASS                 The classification of the Insured for cost of
                           insurance purposes. The Rate Classes are: elite preferred nonsmoker; preferred nonsmoker; standard nonsmoker; preferred smoker; standard smoker;
                           juvenile; and substandard.


RIDERS Optional benefits that an Owner may elect to add to the Policy at an additional cost.


SURRENDER CHARGE           The amount deducted from the Accumulated Value of the
                           Policy upon lapse or surrender during the first 15
                           Policy Years or the first 15 years following an increase in coverage. The Surrender Charge is shown in the Policy.


UNADJUSTED DEATH BENEFIT   Under Option A, the greater of the Face Amount or the
                           applicable percentage of the Accumulated Value on the date of death; under Option B, the greater of the Face Amount plus the Accumulated Value on the date of death, or the applicable percentage of the Accumulated Value on the date of death. The Death
                           Benefit Option is selected at time of application but may be later changed.

VALUATION DAY              Each day that the New York Stock Exchange is open for
                           business other than the day after Thanksgiving and any day on which trading is restricted by directive of the Securities and Exchange Commission. Unless otherwise indicated, whenever under a Policy an event occurs or a transaction is to be effected on a day that is not a Valuation Date, it will be deemed to have occurred on the next Valuation Date.

VALUATION PERIOD           The time between two successive Valuation Days. Each
                           Valuation Period includes a Valuation Day and any non-Valuation Day or consecutive non-Valuation Days immediately preceding it.

WITHDRAWAL                 A payment made at the request of the Owner pursuant
                           to the right in the Policy to withdraw a portion of the Cash Surrender Value of the Policy. The
                           Withdrawal Charge will be deducted from the Withdrawal Amount.

                                   APPENDIX A

  ILLUSTRATION OF DEATH BENEFITS, ACCUMULATED VALUES AND CASH SURRENDER VALUES

         The following tables illustrate how the Death Benefits, Accumulated Values and Cash Surrender Values of a Policy may change with the investment experience of the Separate Account. The tables show how the Death Benefits, Accumulated Values and Cash Surrender Values of a Policy issued to an Insured of a given age, sex and Rate Class would vary over time if the investment return on the assets held in each Portfolio of each of the Funds were a uniform, gross, annual rate of 0%, 6% and 12%.


         The tables on Pages A-2 to A-7 illustrate a Policy issued to a male Insured, Age 40 in the Elite Preferred Nonsmoker Rate Class with a Face Amount of $250,000 and Planned Periodic Premiums of $3,000 for Death Benefit Option A, and $4,000 for Death Benefit Option B, in each case paid at the beginning of each Policy Year. The Death Benefits, Accumulated Values and Cash Surrender Values would be lower if the Insured was in a standard nonsmoker, smoker or substandard class since the cost of insurance charges are higher for these classes. Also, the values would be different from those shown if the gross annual investment returns averaged 0%, 6% and 12% over a period of years, but fluctuated above and below those averages for individual Policy Years. The net annual rate of return shown in the tables is the gross annual rate reduced to reflect the average investment advisory fee and average operating expenses of the Funds after reimbursement and the Mortality and Expense Risk Charge.

         The second column of the tables show the amount to which the premiums would accumulate if an amount equal to those premiums were invested to earn interest, after taxes, at 5% compounded annually. The columns shown under the heading "Guaranteed" assume that throughout the life of the Policy, the monthly charge for cost of insurance is based on the maximum level permitted under the Policy (based on the 1980 CSO Smoker/Nonsmoker Table); the columns under the heading "Current" assume that throughout the life of the Policy, the monthly charge for cost of insurance is based on the current cost of insurance rate, and for Policy Years after year 10, an enhancement under which the Monthly Deductions are reduced by 0.50% per annum.

         The amounts shown in all tables reflect an averaging of certain other asset charges described below that may be assessed under the Policy, depending upon how premiums are allocated. The total of the asset charges reflected in the Current and Guaranteed illustrations, including the Mortality and Expense Risk Charge of 0.90%, is 1.71%. This total charge is based on an assumption that an Owner allocates the Policy values equally among the Subaccounts of the Separate Account.

         These asset charges reflect an investment advisory fee of 0.56%, which represents a simple average of the fees incurred by the Portfolios during 1999 and expenses of 0.25%, which is based on a simple average of the actual expenses incurred by the Portfolios during 1999, adjusted, as appropriate, to take into account expense reimbursement arrangements expected to be in place for 2000. In the absence of the reimbursement arrangements for some of the Portfolios, the total asset charges reflected in the Current and Guaranteed Illustrations, including the Mortality and Expense Risk Charge, would have totaled an average of 1.96%. If the reimbursement arrangements were discontinued, the Accumulated Values and Cash Surrender Values of a Policy which allocates Policy values equally among the Subaccounts would be lower than those shown in the following tables. For information on Fund expenses, see the prospectuses for the Funds accompanying this prospectus.


         The tables also reflect the fact that no charges for Federal or state income taxes are currently made against the Separate Accounts. If such a charge is made in the future, it would take a higher gross annual rate of return to produce the same Policy values.

         The tables illustrate the Policy values that would result based upon the hypothetical investment rates of return if premiums are paid and allocated as indicated, no amounts are allocated to the General Account, and no Policy loans are made. The tables are also based on the assumption that the Owner has not requested an increase or decrease in the Face Amount, that no Withdrawals have been made and no transfers have been made in any Policy Year.

         Upon request, National Life will provide a comparable illustration based upon the proposed Insured's Age and Rate Class, the Death Benefit Option, Face Amount, Planned Periodic Premiums and Riders requested.

                                  NATIONAL LIFE
          VARITRAK FLEXIBLE PREMIUM ADJUSTABLE VARIABLE LIFE INSURANCE


 $250,000 FACE AMOUNT       MALE INSURED ISSUE AGE 40           ELITE PREFERRED
DEATH BENEFIT OPTION A        ANNUAL PREMIUM $3000                  NONSMOKER

              ASSUMING HYPOTHETICAL GROSS ANNUAL RATE OF RETURN 0%
                         (NET ANNUAL RATE OF RETURN OF )


                                                      Guaranteed                              Current
                        Premiums        -----------------------------------     ----------------------------------
            End of     Accumulated                      Cash                                    Cash
            Policy    at 5% Interest    Accumulated   Surrender      Death      Accumulated   Surrender     Death
             Year       Per Year           Value        Value       Benefit        Value        Value      Benefit
             ----       --------           -----        -----       -------        -----        -----      -------
               1
               2
               3
               4
               5

               6
               7
               8
               9
              10

              11
              12
              13
              14
              15

              16
              17
              18
              19
              20

              25

              30


The Death Benefit may, and the Accumulated Values and Cash Surrender Values will, differ if premiums are paid in different amounts or frequencies.

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

                                  NATIONAL LIFE
          VARITRAK FLEXIBLE PREMIUM ADJUSTABLE VARIABLE LIFE INSURANCE


$250,000 FACE AMOUNT          MALE INSURED ISSUE AGE 40        ELITE PREFERRED
DEATH BENEFIT OPTION A          ANNUAL PREMIUM $3000               NONSMOKER

              ASSUMING HYPOTHETICAL GROSS ANNUAL RATE OF RETURN 6%
                        (NET ANNUAL RATE OF RETURN OF %)






                                                      Guaranteed                               Current
                          Premiums       -----------------------------------     ----------------------------------
             End of     Accumulated                      Cash                                    Cash
             Policy    at 5% Interest    Accumulated   Surrender      Death      Accumulated   Surrender     Death
              Year       Per Year           Value        Value       Benefit        Value        Value      Benefit
              ----       --------           -----        -----       -------        -----        -----      -------
                1
                2
                3
                4
                5

                6
                7
                8
                9
               10

               11
               12
               13
               14
               15

               16
               17
               18
               19
               20

               25

               30


The Death Benefit may, and the Accumulated Values and Cash Surrender Values will, differ if premiums are paid in different amounts or frequencies.

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

                                  NATIONAL LIFE
          VARITRAK FLEXIBLE PREMIUM ADJUSTABLE VARIABLE LIFE INSURANCE



$250,000 FACE AMOUNT          MALE INSURED ISSUE AGE 40       ELITE PREFERRED
DEATH BENEFIT OPTION A          ANNUAL PREMIUM $3000              NONSMOKER

              ASSUMING HYPOTHETICAL GROSS ANNUAL RATE OF RETURN 12%
                        (NET ANNUAL RATE OF RETURN OF %)




                                             Guaranteed                              Current
                    Premiums        -----------------------------------     ----------------------------------
        End of     Accumulated                      Cash                                    Cash
        Policy    at 5% Interest    Accumulated   Surrender      Death      Accumulated   Surrender     Death
         Year       Per Year           Value        Value       Benefit        Value        Value      Benefit
         ----       --------           -----        -----       -------        -----        -----      -------
          1
          2
          3
          4
          5

          6
          7
          8
          9
          10

          11
          12
          13
          14
          15

          16
          17
          18
          19
          20

          25

          30



The Death Benefit may, and the Accumulated Values and Cash Surrender Values will, differ if premiums are paid in different amounts or frequencies.

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

                                  NATIONAL LIFE
          VARITRAK FLEXIBLE PREMIUM ADJUSTABLE VARIABLE LIFE INSURANCE


$250,000 FACE AMOUNT        MALE INSURED ISSUE AGE 40          ELITE PREFERRED
DEATH BENEFIT OPTION B        ANNUAL PREMIUM $4000                NONSMOKER

              ASSUMING HYPOTHETICAL GROSS ANNUAL RATE OF RETURN 0%
                        (NET ANNUAL RATE OF RETURN OF %%)




                                                     Guaranteed                              Current
                        Premiums        -----------------------------------     ----------------------------------
            End of     Accumulated                       Cash                                  Cash
            Policy    at 5% Interest    Accumulated   Surrender      Death      Accumulated  Surrender      Death
             Year       Per Year           Value        Value       Benefit       Value        Value       Benefit
             ----       --------           -----      ----------    -------       -----      ---------     -------

              1
              2
              3
              4
              5

              6
              7
              8
              9
             10

             11
             12
             13
             14
             15

             16
             17
             18
             19
             20

             25

             30



The Death Benefit may, and the Accumulated Values and Cash Surrender Values will, differ if premiums are paid in different amounts or frequencies.

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

                                  NATIONAL LIFE
          VARITRAK FLEXIBLE PREMIUM ADJUSTABLE VARIABLE LIFE INSURANCE


$250,000 FACE AMOUNT         MALE INSURED ISSUE AGE 40        ELITE PREFERRED
DEATH BENEFIT OPTION B         ANNUAL PREMIUM $4000               NONSMOKER

              ASSUMING HYPOTHETICAL GROSS ANNUAL RATE OF RETURN 6%
                        (NET ANNUAL RATE OF RETURN OF %)


                                                     Guaranteed                               Current
                        Premiums        -----------------------------------     ----------------------------------
            End of     Accumulated                      Cash                                    Cash
            Policy    at 5% Interest    Accumulated   Surrender      Death      Accumulated   Surrender     Death
             Year       Per Year           Value        Value       Benefit        Value        Value      Benefit
             ----       --------           -----        -----       -------        -----        -----      -------
                1
                2
                3
                4
                5

                6
                7
                8
                9
               10

               11
               12
               13
               14
               15

               16
               17
               18
               19
               20

               25

               30



The Death Benefit may, and the Accumulated Values and Cash Surrender Values will, differ if premiums are paid in different amounts or frequencies.

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

                                  NATIONAL LIFE
          VARITRAK FLEXIBLE PREMIUM ADJUSTABLE VARIABLE LIFE INSURANCE

$250,000 FACE AMOUNT        MALE INSURED ISSUE AGE 40         ELITE PREFERRED
DEATH BENEFIT OPTION B        ANNUAL PREMIUM $4000                NONSMOKER

              ASSUMING HYPOTHETICAL GROSS ANNUAL RATE OF RETURN 12%
                        (NET ANNUAL RATE OF RETURN OF %)



                        Premiums                     Guaranteed                               Current
            End of     Accumulated                      Cash                                    Cash
            Policy    at 5% Interest    Accumulated   Surrender      Death      Accumulated   Surrender     Death
             Year       Per Year           Value        Value       Benefit        Value        Value      Benefit
             ----       --------           -----        -----       -------        -----        -----      -------
               1
               2
               3
               4
               5

               6
               7
               8
               9
              10

              11
              12
              13
              14
              15

              16
              17
              18
              19
              20

              25

              30



The Death Benefit may, and the Accumulated Values and Cash Surrender Values will, differ if premiums are paid in different amounts or frequencies.

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

                                   APPENDIX B


                  SURRENDER CHARGE TARGET PREMIUMS ("SCTP") AND
                         DEFERRED SALES CHARGES ("DSC")
                    (ANNUAL RATES PER $1,000 OF FACE AMOUNT)



                                       MALE                                                      FEMALE
    ISSUE                NONSMOKER                  SMOKER                        NONSMOKER                 SMOKER
     AGE              SCTP         DSC        SCTP         DSC                 SCTP         DSC        SCTP         DSC
      0               2.85        1.43        2.85         1.43                2.24        1.12        2.24         1.12
      1               2.78        1.39        2.78         1.39                2.20        1.10        2.20         1.10
      2               2.87        1.44        2.87         1.44                2.27        1.14        2.27         1.14
      3               2.97        1.49        2.97         1.49                2.35        1.18        2.35         1.18
      4               3.08        1.54        3.08         1.54                2.43        1.22        2.43         1.22
      5               3.19        1.60        3.19         1.60                2.52        1.26        2.52         1.26
      6               3.32        1.66        3.32         1.66                2.61        1.31        2.61         1.31
      7               3.45        1.73        3.45         1.73                2.71        1.36        2.71         1.36
      8               3.59        1.80        3.59         1.80                2.82        1.41        2.82         1.41
      9               3.74        1.87        3.74         1.87                2.93        1.47        2.93         1.47
     10               3.90        1.95        3.90         1.95                3.05        1.53        3.05         1.53
     11               4.08        2.04        4.08         2.04                3.17        1.59        3.17         1.59
     12               4.25        2.13        4.25         2.13                3.31        1.66        3.31         1.66
     13               4.44        2.22        4.44         2.22                3.45        1.73        3.45         1.73
     14               4.63        2.32        4.63         2.32                3.59        1.80        3.59         1.80
     15               4.82        2.41        4.82         2.41                3.74        1.87        3.74         1.87
     16               5.01        2.51        5.01         2.51                3.90        1.95        3.90         1.95
     17               5.21        2.61        5.21         2.61                4.06        2.03        4.06         2.03
     18               5.40        2.70        5.40         2.70                4.23        2.12        4.23         2.12
     19               5.61        2.81        5.61         2.81                4.41        2.21        4.41         2.21
     20               5.18        2.59        6.89         3.45                4.36        2.18        5.19         2.60
     21               5.37        2.69        7.15         3.58                4.54        2.27        5.41         2.71
     22               5.58        2.79        7.43         3.72                4.73        2.37        5.65         2.83
     23               5.80        2.90        7.73         3.87                4.94        2.47        5.90         2.95
     24               6.04        3.02        8.05         4.03                5.15        2.58        6.16         3.08
     25               6.29        3.15        8.39         4.20                5.38        2.69        6.43         3.22
     26               6.56        3.28        8.76         4.38                5.62        2.81        6.73         3.37
     27               6.85        3.43        9.16         4.58                5.87        2.94        7.04         3.52
     28               7.16        3.58        9.58         4.79                6.14        3.07        7.36         3.68
     29               7.49        3.75       10.04         5.02                6.42        3.21        7.70         3.85
     30               7.84        3.92       10.52         5.26                6.71        3.36        8.07         4.04
     31               8.21        4.11       11.04         5.52                7.03        3.52        8.45         4.23
     32               8.61        4.31       11.59         5.80                7.36        3.68        8.85         4.43
     33               9.03        4.52       12.17         6.09                7.71        3.86        9.28         4.64
     34               9.47        4.74       12.79         6.40                8.08        4.04        9.73         4.87
     35               9.95        4.98       13.44         6.72                8.47        4.24       10.21         5.11
     36              10.45        5.23       14.14         7.07                8.88        4.44       10.71         5.36
     37              10.98        5.49       14.88         7.44                9.32        4.66       11.24         5.62
     38              11.54        5.77       15.66         7.83                9.77        4.89       11.80         5.90
     39              12.14        6.07       16.49         8.25               10.26        5.13       12.38         6.19
     40              12.77        6.39       17.36         8.68               10.77        5.39       12.99         6.50
     41              13.43        6.72       18.28         9.14               11.30        5.65       13.63         6.82
     42              14.14        7.07       19.26         9.63               11.86        5.93       14.30         7.15
     43              14.89        7.45       20.28        10.14               12.45        6.23       14.99         7.50

                                        MALE                                                     FEMALE
    ISSUE                NONSMOKER                  SMOKER                        NONSMOKER                 SMOKER
     AGE              SCTP         DSC        SCTP         DSC                 SCTP         DSC        SCTP         DSC
     44              15.68         7.84       21.37       10.69               13.07         6.54       15.72        7.86
     45              16.52         8.26       22.51       11.26               13.73         6.87       16.49        8.25
     46              17.42         8.71       23.72       11.86               14.43         7.22       17.29        8.65
     47              18.37         9.19       25.00       12.50               15.16         7.58       18.14        9.07
     48              19.38         9.69       26.35       13.18               15.94         7.97       19.03        9.52
     49              20.46        10.23       27.79       13.90               16.77         8.39       19.98        9.99
     50              21.61        10.81       29.32       14.66               17.65         8.83       20.97       10.49
     51              22.83        11.42       30.94       15.47               18.57         9.29       22.02       11.01
     52              24.14        12.07       32.65       16.33               19.56         9.78       23.13       11.57
     53              25.53        12.77       34.48       17.24               20.61        10.31       24.30       12.15
     54              27.02        13.51       36.40       18.20               21.72        10.86       25.54       12.77
     55              28.60        14.30       38.44       19.22               22.90        11.45       26.84       13.42
     56              30.29        15.15       40.59       20.30               24.15        12.08       28.23       14.12
     57              32.08        16.04       42.87       21.44               25.49        12.75       29.70       14.85
     58              34.01        17.01       45.29       22.65               26.92        13.46       31.26       15.63
     59              36.07        18.04       47.85       23.93               28.46        14.23       32.95       16.48
     60              38.27        19.14       50.59       25.30               30.12        15.06       34.77       17.39
     61              40.63        20.32       53.51       26.76               31.91        15.96       36.73       18.37
     62              43.16        21.58       56.62       28.31               33.85        16.93       38.84       19.42
     63              45.88        22.94       59.92       29.96               35.92        17.96       41.11       20.56
     64              48.78        24.39       63.42       31.71               38.15        19.08       43.53       21.77
     65              51.89        25.95       67.11       33.56               40.54        20.27       46.11       23.06
     66              55.21        27.61       71.01       35.51               43.09        21.55       48.84       24.42
     67              58.77        29.39       75.13       37.57               45.84        22.92       51.77       25.89
     68              62.59        31.30       79.52       37.75               48.81        24.41       54.92       27.46
     69              66.71        33.36       84.20       37.75               52.04        26.02       58.36       29.18
     70              71.16        35.58       89.20       37.75               55.57        27.79       62.10       31.05
     71              75.96        36.00       94.56       37.75               59.43        29.72       66.20       33.10
     72              81.04        36.00      100.28       37.75               63.65        31.83       70.68       35.00
     73              86.57        36.00      106.35       37.75               68.25        34.00       75.53       35.00
     74              92.47        36.00      112.74       37.75               73.23        34.00       80.75       35.00
     75              98.73        36.00      119.44       37.75               78.61        34.00       86.34       35.00
     76             105.38        36.00      126.39       37.75               84.42        34.00       92.32       35.00
     77             112.45        36.00      133.62       37.75               90.68        34.00       98.70       35.00
     78             120.00        36.00      141.17       37.75               97.47        34.00      105.57       35.00
     79             128.12        36.00      149.15       37.75              104.88        34.00      113.00       35.00
     80             136.88        36.00      157.63       37.75              112.98        34.00      121.09       35.00
     81             146.36        36.00      166.67       37.75              121.85        34.00      129.91       35.00
     82             156.57        36.00      176.28       37.75              131.55        34.00      139.51       35.00
     83             167.52        36.00      186.39       37.75              142.10        34.00      149.91       35.00
     84             179.12        36.00      196.88       37.75              153.50        34.00      161.12       35.00
     85             191.34        36.00      207.71       37.75              165.78        34.00      172.98       35.00



Unisex policies will have surrender charge target premiums and maximum deferred sales charges that are higher than those for females above but lower than those for males.

                                    Part II

                          UNDERTAKING TO FILE REPORTS

         Subject to the terms and conditions of Section 15(d) of the Securities Exchange Act of 1934, the undersigned Registrant hereby undertakes to file with the Securities and Exchange Commission such supplementary and periodic information, documents and reports as may be prescribed by any rule or regulation of the Commission heretofore or hereafter duly adopted pursuant to authority conferred in that section.

                             RULE 484 UNDERTAKING

         Article V, Section 7.1 of the Bylaws of National Life Insurance Company ("National Life" or the "Company") provides that, in accordance with the provisions of the Section, the Company shall indemnify directors, officers and employees of the Company or any other corporation served at the request of the Company, and their heirs, executors and administrators, shall be indemnified to the maximum extent permitted by law against all costs and expenses, including judgments paid, settlement costs, and counsel fees, reasonably incurred in the defense of any claim in which such person is involved by virtue of his or her being or having been such a director, officer, or employee.

         The Bylaws are filed as Exhibit 1.A.6(b) to the Registration Statement.

         Vermont law authorizes Vermont corporations to provide indemnification to directors, officers and other persons.

         National Life owns a directors and officers liability insurance policy covering liabilities that directors and officers of National Life and its subsidiaries and affiliates may incur in acting as directors and officers.

         Insofar as indemnification for liability arising under the Securities Act of 1933 (the "Act") may be permitted to directors, officers, and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer, or other controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

                    REPRESENTATION RELATING TO FEES AND CHARGES


         National Life Insurance Company ("the Company") hereby represents that the fees and charges deducted under the variable life insurance policies described in the prospectuses contained in this registration statement are, in the aggregate, reasonable in relationship to the services rendered, the expenses expected to be incurred, and the risks assumed by the Company.

                      CONTENTS OF REGISTRATION STATEMENT

This Registration Statement comprises the following papers and documents.

         The facing sheet.

         The prospectuses.
         Undertaking to file reports.
         Rule 484 undertaking.
         Representation relating to fees and charges.
         The signatures.
         Written consents of the following persons:

                 (a) Michele S. Gatto

                 (b) Elizabeth H. MacGowan

                 (c) Sutherland, Asbill & Brennan LLP.


                 (d) ____________, Auditors



         The following exhibits, corresponding to those required by paragraph A of the instructions as to exhibits in Form N-8B-2:

         1.
           A.
                 (1) Resolutions of the Board of Directors of National Life Insurance Company establishing the National Variable Life Insurance Account.(1)
                 (2)      Not Applicable.
                 (3)      (a)     Form of Distribution Agreement between
                                  National Life Insurance Company and Equity
                                  Services, Inc.(3)
                          (b)(1)  Form of Equity Services, Inc. Branch Office
                                  Supervisor Contract.(1)
                          (b)(2)  Form of Equity Services, Inc. Registered
                                  Representative Contract.(1)
                          (c)     Schedule of Sales Commissions.(6)

                 (4)      Not Applicable.

                 (5)      (a)     Specimen VariTrak Policy Form.(7)

                          (b)     Rider for Guaranteed Insurability Options.(7)

                          (c)     Rider for Waiver of Monthly Deductions.(7)

                          (d)     Rider for Accidental Death Benefit.(7)

                          (e)     Rider for Guaranteed Death Benefit.(7)

                          (f)     Specimen VariTrak (New York) Policy Form.(4)
                          (g)     Specimen VariTrak (New York-Unisex) Policy
                                  Form.(4)
                          (h) New York Rider for Guaranteed Insurability Options.(4)
                          (i)     New York Rider for Waiver of Monthly
                                  Deductions.(4)
                          (j)     New York Rider for Accidental Death
                                  Benefit.(4)

                 (6)      (a)     Charter documents of National Life Insurance
                                  Company.(1)
                          (b)     Bylaws of National Life Insurance Company.(1)
                 (7)      Not Applicable.
                 (8)      (a)     Form of Participation Agreement by and among
                                  Market Street Fund, Inc., National Life
                                  Insurance Company and Equity Services,
                                  Inc.(3)
                          (b)     Form of Amendment No. 1 to Participation
                                  Agreement Among Variable Insurance Products
                                  Fund, Fidelity Distributors Corporation and
                                  National Life Insurance Company.(3)
                          (b)(2)  Participation Agreement among Variable
                                  Insurance Products Fund, Fidelity
                                  Distributors Corporation and Vermont Life
                                  Insurance Company (now National Life
                                  Insurance Company) dated August 1, 1989.(2)
                          (c)     Form of Participation Agreement by and among
                                  The Alger American Fund, National Life
                                  Insurance Company and Fred Alger and
                                  Company.(3)

                          (d) Form of Participation Agreement Among Variable Insurance Products Fund II, Fidelity Distributors Corporation and Vermont Life Insurance Company (now National Life Insurance Company) dated April 1, 1990(2)

                          (d)(2) Form of Amendment No 1. to Participation Agreement Among Variable Insurance Products Fund II, Fidelity Distributors Corporation, and National Life Insurance Company (as successor to Vermont Life Insurance Company)(4)
                          (e) Form of Shareholder Service Agreement between NationalLife Insurance Company and American Century Investment Management, Inc. (5)

                          (f) Form of Participation Agreement between National Life Insurance Company and Neuberger & Berman Advisers Managers Trust(5)

                          (g) Form of Participation Agreement between National Life Insurance Company and J.
                                  P. Morgan Series Trust II. (5)

                          (h) Form of Participation Agreement between National Life Insurance Company and Goldman Sachs Variable Insurance Trust.
                                  (5)

                          (i) Form of Participation Agreement between National Life Insurance Company, Strong Variable Insurance Funds, Inc. and Strong Opportunity Fund II.(6)

                 (9)      Not Applicable.

                 (10)(a)  VariTrak Application Form.(7)

                     (b)  VariTrak (New York) Application Form.(4)
                 (11) Memorandum describing issuance, transfer and redemption procedures.(8)

         2. Opinion and Consent of Michele S. Gatto, Senior Vice President and General Counsel, as to the legality of the securities(9) being offered.

         3.      Not Applicable.
         4.      Not Applicable.
         5.      Not Applicable.


         6. Opinion and Consent of Elizabeth H. MacGowan, F.S.A., M.A.A.A., as to actuarial matters pertaining to the securities being registered(9).



         7.      (a)      Consent of Auditors(9)



                 (b)      Consent of Sutherland, Asbill & Brennan LLP(9).



         8.      Powers of Attorney for Directors.



                 A.  Robert E. Boardman(5)            F.
                 B.  Earle H. Harbison                G.
                 C.  A. Gary Shilling                 H.
                 D.                                   I.



------------------

(1) Incorporated herein by reference to the Pre-Effective Amendment No. 2 to the Form S-6 Registration Statement (File No. 333-67003) for National Variable Life Insurance Account (COLI) filed on February
         11, 1999.

(2) Incorporated herein by reference to Post-Effective Amendment No. 2 to the Form N-4 Registration Statement (File No. 333-19583) for National Variable Annuity Account II (Sentinel Advantage) filed February 25, 1999.

(3) Incorporated herein by reference to Post Effective Amendment No. 1 to the Form S-6 Registration Statement (File No. 33-91938) for National Variable Life Insurance Account (VariTrak) filed March 12, 1996, Accession Number 0000950133-96-000202.


(4) Incorporated herein by reference to Post-Effective Amendment No. 2 to the Form S-6 Registration Statement filed April 30, 1997 for National Variable Life Insurance Account (VariTrak) (File No. 33-91938), Accession Number 0000950133-97-001551.


(5) Incorporated herein by reference to Post-Effective Amendment No. 2 to the Form S-6 Registration Statement filed April 30, 1997 for National Variable Life Insurance Account (VariTrak) (File No. 33-91938), Accession No. 950133-97-001551.


(6)      Incorporated herein by reference to Post-Effective Amendment
         No. 3 to the Form S-6 Registration Statement for National Variable
         Life Insurance Account (VariTrak) filed May 1, 1998 (File No. 33-91938)

(7) Incorporated herein by reference to Post-Effective Amendment No. 4 to the Form S-6 Registration Statement for National Variable Life Insurance Accent (Varitrak) filed February 26, 1999, Accession No. 950133-99-000666

(8) Incorporated herein by reference to Post-Effective Amendment No. 5 to the Form S-6 Registration Statement for National Variable Life Insurance Account (VeriTrak) filed April 30, 1999. Accession
         No. 0000950133-99-001604


(9)      To be filed at a later date

                                   SIGNATURES



      Pursuant to the requirements of the Securities Act of 1933, the Registrant, National Variable Life Insurance Account, has duly caused this Post-Effective Amendment No. 7 to be signed on its behalf by the undersigned thereunto duly authorized, in the City of Montpelier and the State of Vermont, on the 28th day of February, 2001.


                                        NATIONAL VARIABLE LIFE INSURANCE ACCOUNT
                                                     (Registrant)

                                        By: NATIONAL LIFE INSURANCE COMPANY




Attest: /s/ Christopher M. Neronha      By: /s/ PATRICK E. WELCH
       ----------------------------        -----------------------------
         Christopher M. Neronha               Patrick E. Welch
         Assistant Secretary                   Chairman of the Board and
                                               Chief Executive Officer

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933, National Life Insurance Company has duly caused this Post-Effective Amendment No. 7 to the Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized, and its seal affixed and attested, in the City of Montpelier and the State of Vermont, on the 28th day of February, 2001.


                                            NATIONAL LIFE INSURANCE COMPANY
(SEAL)                                                (Depositor)



Attest: /s/ Christopher M. Neronha          By: /s/ PATRICK E. WELCH
       ----------------------------            -----------------------------
         Christopher M. Neronha                   Patrick E. Welch
         Assistant Secretary                       Chairman of the Board and
                                                   Chief Executive Officer




         Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 7 to the Registration Statement has been signed below by the following persons in the capacities indicated on the date(s) set forth below.




Signature                                          Title                             Date
---------                                          -----                             ----



/s/ PATRICK E. WELCH                       Chairman of the Board and                  2/28/01
------------------------                   and Chief Executive Officer
Patrick E. Welch




/s/ THOMAS H. MACLEAY                      President, Chief Operating                 2/28/01
------------------------                   Officer and Director
Thomas H. MacLeay



/s/ William A. Smith                       Executive Vice President                   2/28/01
------------------------                   Chief Financial Officer
John L. LaGue, Jr.



Robert E. Boardman*                        Director                                   2/28/01
------------------
Robert E. Boardman


*By /s/ EARLE H. HARBISON JR.*                Director                    Date:
   --------------------------                                                        2/28/01
        Earle H. Harbison JR.


*By /s/ A. Gary Shilling*                     Director                    Date:
   --------------------------                                                        2/28/01
        A. Gary Shilling

*By /s/ PATRICK E. WELCH                                                  Date:
   --------------------------                                                        2/28/01
        Patrick E. Welch
        Pursuant to Power of Attorney

                                 EXHIBIT INDEX









8.      Power of Attorney for:
           - Earle H. Harbison
           - A. Gary Shilling